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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-1879
Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado	80206
(Address of principal executive offices)	(Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 9/30*
Date of reporting period: 9/30/09
*The fiscal year end of the Funds recently changed from July 31 to September 30.

Item 1 — Reports to Shareholders
Item 2 — Code of Ethics
Item 3 — Audit Committee Financial Expert
Item 4 — Principal Accountant Fees and Services
Item 5 — Audit Committee of Listed Registrants
Item 6 — Investments
Item 7 — Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Item 8 — Portfolio Managers of Closed-End Management Investment Companies
Item 9 — Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Item 10 — Submission of Matters to a Vote of Security Holders There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees
Item 11 — Controls and Procedures
Item 12 — Exhibits
Signatures
EX-99.CERT
EX-99.906CERT

Item 1 — Reports to Shareholders

2009 Annual Report
Janus Growth & Core Funds

Growth & Core
Janus Forty Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Growth & Core Funds

Useful Information About Your Fund Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	10
Statements of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Schedule of Investments	16
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	33
Additional Information	34
Explanations of Charts, Tables and Financial Statements	35
Trustees and Officers	38

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Fund’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was September 30, 2009. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by his fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund’s Expense Example, which appears in the Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); administrative fees (applicable to Class A Shares, Class C Shares, Class I Shares, and Class T Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the two-month period from August 1, 2009 to September 30, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Fund’s total operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only), administrative services fees (applicable to Class R Shares and Class S Shares), administrative fees (applicable to Class T Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least November 1, 2010. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Fund’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Growth & Core Funds  September 30, 2009  1

Janus Forty Fund (unaudited)

Fund Snapshot
We seek to invest in superior business models that exhibit high returns on capital and excess cash flow generation. We focus our analysis on companies with large potential total addressable markets that trade at attractive valuations. We manage focused portfolios that leverage the most compelling large-cap growth ideas of the research team.

Ron Sachs
portfolio manager

Performance Overview

For the two-month period ended September 30, 2009, the Fund’s Class S Shares returned 4.25% versus a return of 6.42% for the Fund’s primary benchmark, the Russell 1000® Growth Index. This underperformance was largely driven by weak performing selections within information technology and healthcare. In terms of contributors, our holdings within consumer staples and financials aided relative results.

Market Environment

Continuing the rally that began in early March, U.S. equity markets finished the two-month period higher with many major indices posting modest gains. At period end, the broad Russell 1000® Index was roughly 58% above its March lows, but still down 28% from its October 2007 highs. Small capitalization stocks outperformed large caps and value-oriented indices led growth during the two-month period ended September 30, 2009. Financials, industrials and consumer discretionary stocks were among the best performing sectors within the Russell 1000® Growth Index; meanwhile, utilities and healthcare sectors were the weakest relative performers. Most commodities were higher during the period led by strong gains in natural gas prices and precious metals. Improving economic data and better-than-expected quarterly earnings reports provided a positive backdrop for financial markets worldwide. Despite the strong rally, rising unemployment and concerns about consumer spending remained headwinds.

Stocks that Detracted from Performance

The largest detractor during the period was a long-time holding Research In Motion, Ltd. (U.S. Shares) (RIM). The maker of mobile devices was hurt late in the period by a weaker-than-expected earnings release. We think the company will remain a dominant player in the growing smart phone market. We continue to believe RIM offers a compelling cost benefit to wireless carriers while giving consumers attractive phones and applications.

Gilead Sciences, Inc., a biopharmaceutical company, was hurt by overall negative sentiment for healthcare stocks amid healthcare reform being debated in Washington D.C. Despite uncertainty surrounding healthcare reform, we believe Gilead Sciences, Inc. has a strong differentiated drug franchise with its HIV-fighting drug Truvada. We also think the market for this drug is large and growing given indications of increased effectiveness when used earlier in treatment.

Oracle Corp., a leading enterprise software company, weighed on relative results following a disappointing earnings report. We believe the company offers a recurring revenue stream while gaining market share. We think it will be able to increase its share of corporate information technology spending through new products and acquisitions.

Stocks that Contributed to Performance

Apple, Inc. was the top contributor during the period as it continues to execute well and gain market share, particularly in the high-end PC market, with its Macintosh line of personal computers and laptops. This has been a key part of our thesis since initiating a position in the company and we believe it will continue to play out even in a soft economy. We think Apple offers the consumer a better value proposition than its competitors given its smooth integration of hardware and software products, which we believe will continue to drive long-term growth for the company.

Global brewer Anheuser-Busch InBev N.V. (ABI) continued to perform well amid asset sales, cost cutting and strong earnings reports. We think the market is beginning to recognize how strong the global beer market is and that it has benefited, and could continue to benefit, from a good pricing environment. We believe there is a multi-year opportunity for the beer industry to see more rational pricing, making it an attractive industry to us. ABI is well positioned in our view given its dominant market share in the U.S. and Brazil, two of the largest beer markets in the world.

Intuitive Surgical, Inc. rose during the period. We think Intuitive Surgical has a very compelling product in its Da Vinci surgical system, which we believe will continue to gain market share, particularly if hospitals’ budgets are replenished. Intuitive’s competitive “moat” in our view is its technology, which is gaining widespread adoption by doctors, hospitals and patients in a growing number of procedures. In addition, the company’s surgical systems are often difficult to displace once adopted.

2  Janus Growth & Core Funds  September 30, 2009

(unaudited)

Outlook

While we do not position the portfolio with explicit macroeconomic forecasts, we are encouraged by the market’s persistent strength and the evidence suggesting the U.S. economy is stabilizing. However, we remain somewhat skeptical about the sustainability of any economic recovery given the weak state of the U.S. consumer, relatively tight credit and lending standards in the U.S. and the perhaps unsustainable influence of the U.S. Government stimulus package. While emerging economies, such as China, have been recovering as well amid governmental stimulus and easing credit standards, we wonder if growth overseas will be enough to offset some persistent pressure on the U.S. economy.

Despite the historically strong rally off of the March lows, we do not think stock prices were overly expensive at period end. We continue to focus on the long-term fundamentals, however. We favor companies that we think have a distinct competitive advantage or “moat” and whose performance is more likely to be driven by stock specific factors than the macro economic environment.

Thank you for your investment in Janus Forty Fund. We look forward to reporting results in the future.

Janus Forty Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	1.11%
Anheuser-Busch InBev N.V.	0.84%
Intuitive Surgical, Inc.	0.67%
Google, Inc. – Class A	0.52%
ABB, Ltd.	0.48%

5 Bottom Performers – Holdings

Contribution

Research In Motion, Ltd. (U.S. Shares)	-0.91%
Gilead Sciences, Inc.	-0.32%
Oracle Corp.	-0.28%
Monsanto Co.	-0.17%
UnitedHealth Group, Inc.	-0.16%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer Staples	1.23%	15.11%	15.99%
Financials	1.13%	9.73%	5.23%
Industrials	0.78%	8.03%	10.18%
Information Technology	0.58%	32.69%	31.75%
Consumer Discretionary	0.39%	2.48%	10.40%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Utilities	0.00%	0.00%	0.96%
Materials	0.10%	5.30%	4.02%
Telecommunication Services	0.16%	2.26%	0.54%
Energy	0.23%	2.04%	4.22%
Health Care	0.31%	22.35%	16.71%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Growth & Core Funds  September 30, 2009  3

Janus Forty Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2009

Apple, Inc. Computers	8.1%
Research In Motion, Ltd. (U.S. Shares) Computers	6.6%
Celgene Corp. Medical – Biomedical and Genetic	5.9%
Anheuser-Busch InBev N.V. Brewery	5.5%
Gilead Sciences, Inc. Medical – Biomedical and Genetic	5.5%

31.6%

Asset Allocation – (% of Net Assets)
As of September 30, 2009

Emerging markets comprised 5.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2009

As of July 31, 2009

4  Janus Growth & Core Funds  September 30, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended September 30, 2009						Expense Ratios – estimated for the fiscal year
	Two-Month
	Period					Total Annual	Net Annual
	Ended	One	Five	Ten	Since	Fund Operating	Fund Operating
	9/30/09	Year	Year	Year	Inception*	Expenses	Expenses

Janus Forty Fund – Class A Shares

NAV	4.27%	3.17%	8.41%	3.68%	10.21%	1.01%	1.01%

MOP	–1.74%	–2.78%	7.13%	3.20%	9.80%

Janus Forty Fund – Class C Shares

NAV	4.14%	2.40%	7.60%	3.13%	9.69%	1.73%	1.73%

CDSC	3.10%	1.43%	7.60%	3.13%	9.69%

Janus Forty Fund – Class I Shares	4.33%	3.43%	8.14%	3.68%	10.21%	0.66%	0.66%

Janus Forty Fund – Class R Shares	4.20%	2.65%	7.87%	3.43%	9.99%	1.41%	1.41%

Janus Forty Fund – Class S Shares	4.25%	2.89%	8.14%	3.68%	10.21%	1.15%	1.15%

Janus Forty Fund – Class T Shares	4.28%	2.89%	8.14%	3.68%	10.21%	0.92%	0.92%

Russell 1000® Growth Index	6.42%	–1.85%	1.86%	–2.56%	10.29%

S&P 500® Index	7.48%	–6.91%	1.02%	–0.15%	10.01%

Lipper Quartile – Class S Shares	–	1st	1st	1st	1st

Lipper Ranking – Class S Shares based on total returns for Large-Cap Growth Funds	–	109/814	3/582	6/301	2/179

Visit janus.com/advisor to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Growth & Core Funds  September 30, 2009  5

Janus Forty Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class R Shares, Class S Shares, and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during its fiscal year. The expense information shown includes administrative fee expenses, if applicable. It is important for you to know that a decline in the Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold shares of the Fund. Significant declines in the Fund’s net assets will increase the Fund’s total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund changed its fiscal year end from July 31 to September 30.

The Fund’s performance may be affected by risks that include those associated with non-diversification, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/advisor for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class A Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares of Janus Adviser Forty Fund (the “JAD predecessor fund”) into Class A Shares of the Fund. Performance shown for Class A Shares reflects the performance of the JAD predecessor fund’s Class A Shares from September 30, 2004 to July 6, 2009, calculated using the fees and expenses of Class A Shares of the JAD predecessor fund, net of any fee and expense limitations or waivers, and the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to September 30, 2004 (prior to the reorganization). The performance shown for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class A Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). If Class A Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class C Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class C Shares of the JAD predecessor fund into Class C Shares of the Fund. Performance shown for Class C Shares reflects the performance of the JAD predecessor fund’s Class C Shares from September 30, 2002 to July 6, 2009, calculated using the fees and expenses of Class C Shares of the JAD predecessor fund, net of any fee and expense limitations or waivers, and the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to September 30, 2002 (prior to the reorganization). The performance shown for certain periods prior to September 30, 2002 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class C Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). If Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class I Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into Class I Shares of Janus Forty Fund. Performance shown for Class I Shares reflects the performance of the JAD predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any fee and expense limitations or waivers. For the periods August 1, 2000 to November 28, 2005, the performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). Performance shown for certain periods prior to November 28, 2005 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. Performance shown for periods prior to August 1, 2000 reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class R Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class R Shares of the JAD predecessor fund into Class R Shares of Janus Forty Fund. Performance shown for Class R Shares reflects the performance of the JAD predecessor fund’s Class R Shares from September 30, 2004 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class R Shares, net of any fee and expense limitations or waivers. For the periods August 1, 2000 to September 30, 2004, the performance shown for Class R Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). The performance shown for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class R Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. Performance shown for periods prior to August 1, 2000 reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). If Class R Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of the JAD predecessor fund into Class S Shares of Janus Forty Fund. Performance shown for Class S Shares reflects the performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class S Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor

6  Janus Growth & Core Funds  September 30, 2009

(unaudited)

fund). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into Janus Forty Fund. Performance shown for Class T Shares reflects the performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, without the effect of any fee and expense limitations or waivers. Performance shown for periods prior to August 1, 2000 reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The JAD predecessor fund’s inception date – May 1, 1997

Janus Growth & Core Funds  September 30, 2009  7

Janus Forty Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/09)	(9/30/09)	(8/1/09-9/30/09)†

Actual	$1,000.00	$1,042.70	$1.66

Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$4.91

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/09)	(9/30/09)	(8/1/09-9/30/09)†

Actual	$1,000.00	$1,041.40	$2.99

Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	$8.85

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/09)	(9/30/09)	(8/1/09-9/30/09)†

Actual	$1,000.00	$1,043.30	$1.14

Hypothetical (5% return before expenses)	$1,000.00	$1,021.71	$3.40

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(8/1/09)	(9/30/09)	(8/1/09-9/30/09)†

Actual	$1,000.00	$1,042.00	$2.41

Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.13

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/09)	(9/30/09)	(8/1/09-9/30/09)†

Actual	$1,000.00	$1,042.50	$1.98

Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(8/1/09)	(9/30/09)	(8/1/09-9/30/09)†

Actual	$1,000.00	$1,042.50	$1.62

Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81

†	Expenses are equal to the annualized expense ratio of 0.97% for Class A Shares, 1.75% for Class C Shares, 0.67% for Class I Shares, 1.41% for Class R Shares, 1.16% for Class S Shares and 0.95% for Class T Shares multiplied by the average account value over the period, multiplied by 61/365 (to reflect a two-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a two-month period. Therefore, actual expenses are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

8  Janus Growth & Core Funds  September 30, 2009

Janus Forty Fund

Schedule of Investments

As of September 30, 2009

Shares or Principal Amount		Value

Common Stock – 92.4%
Aerospace and Defense – 0.9%
9,797,223	BAE Systems PLC	$54,667,321
Agricultural Chemicals – 2.6%
1,321,857	Monsanto Co.	102,311,732
206,508	Syngenta A.G.	47,423,798
		149,735,530
Agricultural Operations – 1.0%
935,766	Bunge, Ltd.	58,588,309
Brewery – 5.5%
7,030,726	Anheuser-Busch InBev N.V.	321,453,675
1,579,816	Anheuser-Busch InBev N.V. – VVPR Strip*	6,935
		321,460,610
Cellular Telecommunications – 0.6%
827,560	America Movil S.A.B. de C.V. – Series L (ADR)	36,271,955
Chemicals – Diversified – 0.6%
3,106,882	Israel Chemicals, Ltd.	35,723,815
Commercial Banks – 0.5%
1,194,358	Standard Chartered PLC	29,443,982
Computers – 14.7%
2,524,973	Apple, Inc.*	468,054,244
5,672,478	Research In Motion, Ltd. (U.S. Shares)*	383,175,889
		851,230,133
Cosmetics and Toiletries – 1.0%
762,885	Colgate-Palmolive Co.	58,192,868
Diversified Minerals – 1.6%
3,948,477	Cia Vale do Rio Doce (ADR)	91,328,273
Energy – Alternate Sources – 1.3%
474,165	First Solar, Inc.*	72,480,862
Engineering – Research and Development Services – 3.9%
11,139,951	ABB, Ltd.	223,930,327
Enterprise Software/Services – 3.9%
10,927,473	Oracle Corp.	227,728,537
Finance – Investment Bankers/Brokers – 5.7%
765,035	Goldman Sachs Group, Inc.	141,034,202
4,265,460	JPMorgan Chase & Co.	186,912,457
		327,946,659
Finance – Other Services – 1.9%
359,666	CME Group, Inc.	110,845,465
Medical – Biomedical and Genetic – 12.1%
6,163,494	Celgene Corp.*	344,539,314
6,850,934	Gilead Sciences, Inc.*	319,116,505
1,029,390	Vertex Pharmaceuticals, Inc.*	39,013,881
		702,669,700
Medical – Drugs – 1.3%
452,338	Roche Holding A.G.	73,244,377
Medical – HMO – 1.2%
2,716,385	UnitedHealth Group, Inc.	68,018,280
Medical Instruments – 4.4%
974,446	Intuitive Surgical, Inc.*	255,548,464
Multi-Line Insurance – 1.5%
1,653,590	ACE, Ltd. (U.S. Shares)	88,400,921
Multimedia – 2.0%
9,714,190	News Corp. – Class A	116,473,138
Networking Products – 5.2%
12,833,242	Cisco Systems, Inc.*	302,094,517
Oil Companies – Exploration and Production – 1.0%
1,535,516	Petroleo Brasileiro S.A. (U.S. Shares)	60,361,134
Oil Companies – Integrated – 1.7%
2,165,215	Petroleo Brasileiro S.A. (ADR)	99,383,369
Optical Supplies – 1.8%
747,933	Alcon, Inc. (U.S. Shares)	103,715,869
Retail – Drug Store – 4.9%
7,860,378	CVS Caremark Corp.	280,929,910
Retail – Regional Department Stores – 0.8%
800,770	Kohl’s Corp.*	45,683,929
Soap and Cleaning Preparations – 0.9%
1,055,780	Reckitt Benckiser Group PLC	51,589,518
Telecommunication Equipment – Fiber Optics – 0.9%
3,536,730	Corning, Inc.	54,147,336
Transportation – Services – 1.2%
1,212,150	United Parcel Service, Inc. – Class B	68,450,111
Web Portals/Internet Service Providers – 4.3%
500,083	Google, Inc. – Class A*	247,966,156
Wireless Equipment – 1.5%
2,763,360	Crown Castle International Corp.*	86,658,970

Total Common Stock (cost $4,354,981,616)		5,354,910,345

Money Market – 7.2%
417,353,417	Janus Cash Liquidity Fund LLC, 0% (cost $417,353,417)	417,353,417

Total Investments (total cost $4,772,335,033) – 99.6%		5,772,263,762

Cash, Receivables and Other Assets, net of Liabilities – 0.4%		21,551,683

Net Assets – 100%		$5,793,815,445

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$321,460,610	5.6%
Bermuda	58,588,309	1.0%
Brazil	251,072,775	4.4%
Canada	383,175,889	6.6%
Israel	35,723,815	0.6%
Mexico	36,271,955	0.6%
Switzerland	536,715,293	9.3%
United Kingdom	135,700,821	2.4%
United States††	4,013,554,295	69.5%

Total	$5,772,263,762	100.0%

††	Includes Short-Term Securities (62.3% excluding Short-Term Securities).

See Notes to Schedule of Investments and Financial Statements.

Janus Growth & Core Funds  September 30, 2009  9

Statement of Assets and Liabilities

As of September 30, 2009	Janus Forty
(all numbers in thousands except net asset value per share)	Fund

Assets:
Investments at cost	$4,772,335
Unaffiliated investments at value	$5,354,910
Affiliated money market investments	417,353
Receivables:
Fund shares sold	48,681
Dividends	2,296
Non-interested Trustees’ deferred compensation	141
Other assets	642
Total Assets	5,824,023
Liabilities:
Payables:
Due to custodian	1,256
Investments purchased	3,813
Fund shares repurchased	19,819
Advisory fees	2,981
Administrative services fees – Class R Shares	32
Administrative services fees – Class S Shares	585
Distribution fees – Class A Shares	288
Distribution fees – Class C Shares	434
Distribution fees – Class R Shares	64
Distribution fees – Class S Shares	585
Networking fees – Class A Shares	126
Networking fees – Class C Shares	56
Networking fees – Class I Shares	–
Non-interested Trustees’ fees and expenses	19
Non-interested Trustees’ deferred compensation fees	141
Accrued expenses and other payables	9
Total Liabilities	30,208
Net Assets	$5,793,815
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$5,989,542
Undistributed net investment income/(loss)*	(110)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,195,525)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	999,908
Total Net Assets	$5,793,815
Net Assets – Class A Shares	$1,440,986
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	47,219
Net Asset Value Per Share(1)	$30.52
Maximum Offering Price Per Share(2)	$32.38
Net Assets – Class C Shares	$542,666
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,435
Net Asset Value Per Share(1)	$29.44
Net Assets – Class I Shares	$771,852
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25,213
Net Asset Value Per Share	$30.61
Net Assets – Class R Shares	$159,146
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,348
Net Asset Value Per Share	$29.76
Net Assets – Class S Shares	$2,878,790
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	95,417
Net Asset Value Per Share	$30.17
Net Assets – Class T Shares	$375
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12
Net Asset Value Per Share	$30.18

*	See Note 5 in Notes to Financial Statements.

(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

10  Janus Growth & Core Funds  September 30, 2009

Statements of Operations

	Janus Forty
	Fund
	Period ended	Year ended
For the period ended September 30, 2009 and the fiscal year ended July 31, 2009	September 30,	July 31,
(all numbers in thousands)	2009(1)	2009

Investment Income:
Interest	$–	$38
Securities lending income	–	55
Dividends	3,222	31,070(2)
Dividends from affiliates	168	5,871
Foreign tax withheld	(46)	(810)
Total Investment Income	3,344	36,224(2)
Expenses:
Advisory fees	5,986	28,103
Transfer agent expenses	39	93
Registration fees	36	322
Custodian fees	33	116
Audit fees	1	46
Non-interested Trustees’ fees and expenses	33	100
Distribution fees – Class A Shares	574	2,652
Distribution fees – Class C Shares	856	3,861
Distribution fees – Class R Shares	126	493
Distribution fees – Class S Shares	1,185	5,957
Administrative services fees – Class R Shares	63	246
Administrative services fees – Class S Shares	1,185	5,958
Networking fees – Class A Shares	140	1,306
Networking fees – Class C Shares	79	615
Networking fees – Class I Shares	12	62
Other expenses	28	259
Non-recurring costs (Note 4)	–	–
Costs assumed by Janus Capital Management LLC (Note 4)	–	–
Total Expenses	10,376	50,189
Expense and Fee Offset	(4)	(21)
Net Expenses	10,372	50,168
Less: Excess Expense Reimbursement	–	(1,561)
Net Expenses after Expense Reimbursement	10,372	48,607
Net Investment Income/(Loss)	(7,028)	(12,383)(2)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(81,573)	(1,002,691)(2)
Net realized gain/(loss) from futures contracts	–	(27,551)
Net realized gain/(loss) from options contracts	–	456
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	323,215	(458,778)(2)
Net Gain/(Loss) on Investments	241,642	(1,488,564)(2)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$234,614	$(1,500,947)

(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year from July 31 to September 30.
(2)	Prior year amounts have been reclassified due to the recharacterization of dividend income to return of capital with no impact to net assets.

See Notes to Financial Statements.

Janus Growth & Core Funds  September 30, 2009  11

Statements of Changes in Net Assets

	Janus Forty
For the period ended September 30, 2009	Fund
and for the fiscal years or period	Period Ended	Year Ended	Year Ended
ended July 31	September 30,	July 31,	July 31,
(all numbers in thousands)	2009(1)	2009	2008

Operations:
Net investment income/(loss)	$(7,028)	$(12,383)(2)	$(9,588)(2)
Net realized gain/(loss) from investment and foreign currency transactions	(81,573)	(1,002,691)(2)	175,478(2)
Net realized gain/(loss) from futures contracts	–	(27,551)	–
Net realized gain/(loss) from options contracts	–	456	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	323,215	(458,778)(2)	326,504(2)
Net Increase/(Decrease) in Net Assets Resulting from Operations	234,614	(1,500,947)	492,394
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	–	–	(1,823)
Class C Shares	–	–	–
Class I Shares	–	–	(1,141)
Class R Shares	–	–	–
Class S Shares	–	–	(1,495)
Net realized gain from investment transactions*
Class A Shares	–	(47,005)	(152)
Class C Shares	–	(18,207)	(42)
Class I Shares	–	(21,827)	(47)
Class R Shares	–	(4,420)	(6)
Class S Shares	–	(108,361)	(534)
Return of Capital
Class A Shares	N/A	–	N/A
Class C Shares	N/A	–	N/A
Class I Shares	N/A	–	N/A
Class R Shares	N/A	–	N/A
Class S Shares	N/A	–	N/A
Class T Shares	N/A	–	N/A
Net Decrease from Dividends and Distributions	–	(199,820)	(5,240)
Capital Share Transactions:
Shares sold
Class A Shares	154,502	1,918,969	1,216,928
Class C Shares	51,950	663,907	438,553
Class I Shares	84,415	964,866	750,658
Class R Shares	13,711	215,202	91,466
Class S Shares	174,634	3,791,339	2,443,103
Class T Shares	371	1	N/A
Reinvested dividends and distributions
Class A Shares	–	19,460	425
Class C Shares	–	8,743	19
Class I Shares	–	11,587	245
Class R Shares	–	3,316	4
Class S Shares	–	107,230	2,015
Shares repurchased
Class A Shares	(100,509)	(1,806,596)	(323,099)
Class C Shares	(18,579)	(574,856)	(49,905)
Class I Shares	(31,504)	(874,752)	(83,190)
Class R Shares	(5,242)	(155,894)	(12,837)
Class S Shares	(235,083)	(4,093,540)	(1,574,516)
Net Increase/(Decrease) from Capital Share Transactions	88,666	198,982	2,899,869
Net Increase/(Decrease) in Net Assets	323,280	(1,501,785)	3,387,023
Net Assets:
Beginning of period	5,470,535	6,972,320	3,585,297
End of period	$5,793,815	$5,470,535	$6,972,320

Undistributed net investment income/(loss)*	$(110)	$(1,110)(2)	$(5,739)(2)

*	See Note 5 in Notes to Financial Statements.

(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year from July 31 to September 30.
(2)	Prior year amounts have been reclassified due to the recharacterization of dividend income to return of capital with no impact to net assets.

See Notes to Financial Statements.

12  Janus Growth & Core Funds  September 30, 2009

Financial Highlights

Class A Shares

For a share outstanding during
the two-month fiscal period ended September 30, 2009	Janus Forty Fund
and each fiscal year or period ended July 31	2009(1)	2009	2008	2007	2006	2005(2)

Net Asset Value, Beginning of Period	$29.27	$39.79	$34.52	$28.44	$27.41	$22.32
Income from Investment Operations:
Net investment income/(loss)	.01	.03	.03	.04	.06	.02
Net gain/(loss) on investments (both realized and unrealized)	1.24	(9.30)	5.32	7.11	.97	5.07
Total from Investment Operations	1.25	(9.27)	5.35	7.15	1.03	5.09
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.07)	(.03)	–	–
Distributions (from capital gains)*	–	(1.25)	(.01)	(1.04)	–	–
Return of Capital	N/A	– (3)	N/A	N/A	N/A	N/A
Total Distributions	–	(1.25)	(.08)	(1.07)	–	–
Net Asset Value, End of Period	$30.52	$29.27	$39.79	$34.52	$28.44	$27.41
Total Return**	4.27%	(22.29)%	15.49%	25.58%	3.76%	22.80%
Net Assets, End of Period (in thousands)	$1,440,986	$1,328,541	$1,639,379	$654,807	$285,721	$30,042
Average Net Assets for the Period (in thousands)	$1,373,788	$1,060,695	$1,152,690	$377,917	$216,262	$7,814
Ratio of Gross Expenses to Average Net Assets***(4)	0.97%	0.93%	0.92%	0.95%(5)	0.93%(5)	0.92%
Ratio of Net Expenses to Average Net Assets***(4)	0.97%	0.93%	0.92%	0.94%(5)	0.93%(5)	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.61)%	(0.11)%(6)	(0.02)%(6)	0.33%	0.39%	0.13%
Portfolio Turnover Rate***	22%	53%	40%	22%	55%	45%

Class C Shares

For a share outstanding during
the two-month fiscal period ended September 30, 2009	Janus Forty Fund
and each fiscal year ended July 31	2009(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$28.27	$38.78	$33.83	$28.07	$27.25	$21.21
Income from Investment Operations:
Net investment income/(loss)	(.01)	(.10)	(.01)	.04	.06	(.06)
Net gain/(loss) on investments (both realized and unrealized)	1.18	(9.16)	4.97	6.76	.76	6.10
Total from Investment Operations	1.17	(9.26)	4.96	6.80	.82	6.04
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	(1.25)	(.01)	(1.04)	–	–
Return of Capital	N/A	– (3)	N/A	N/A	N/A	N/A
Total Distributions	–	(1.25)	(.01)	(1.04)	–	–
Net Asset Value, End of Period	$29.44	$28.27	$38.78	$33.83	$28.07	$27.25
Total Return**	4.14%	(22.87)%	14.65%	24.62%	3.01%	28.48%
Net Assets, End of Period (in thousands)	$542,666	$488,278	$537,822	$139,470	$51,976	$24,766
Average Net Assets for the Period (in thousands)	$512,462	$386,072	$320,123	$81,438	$39,687	$18,839
Ratio of Gross Expenses to Average Net Assets***(4)	1.75%	1.68%	1.67%	1.70%(7)	1.68%(7)	1.67%
Ratio of Net Expenses to Average Net Assets***(4)	1.75%	1.68%	1.67%	1.70%(7)	1.68%(7)	1.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.40)%	(0.87)%(6)	(0.80)%(6)	(0.42)%	(0.40)%	(0.72)%
Portfolio Turnover Rate***	22%	53%	40%	22%	55%	45%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year from July 31 to September 30.
(2)	Period from September 30, 2004 (inception date) through July 31, 2005.
(3)	Return of Capital aggregated less than $.01 on a per share basis for the period ended July 31, 2009.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. For the fiscal years 2007 and 2006, the ratios would have been 0.92% and 0.92%, respectively, in 2007, and 0.92% and 0.92%, respectively, in 2006, without the inclusion of dividends on short positions.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% and 0.02% in the year ended July 31, 2009 and 0.12% and 0.14% in the year ended July 31, 2008 for Class A Shares and Class C Shares, respectively. The adjustment had no impact on total net assets or total return of the classes.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. For the fiscal years 2007 and 2006, the ratios would have been 1.67% and 1.67%, respectively, in 2007, and 1.67% and 1.67%, respectively, in 2006, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

Janus Growth & Core Funds  September 30, 2009  13

Financial Highlights (continued)

Class I Shares

For a share outstanding during
the two-month fiscal period ended September 30, 2009	Janus Forty Fund
and each fiscal year or period ended July 31	2009(1)	2009	2008	2007	2006(2)(3)

Net Asset Value, Beginning of Period	$29.34	$39.79	$34.48	$28.40	$28.80
Income from Investment Operations:
Net investment income/(loss)	.02	.09	.12	.07	.09
Net gain/(loss) on investments (both realized and unrealized)	1.25	(9.29)	5.35	7.15	(.49)
Total from Investment Operations	1.27	(9.20)	5.47	7.22	(.40)
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.15)	(.10)	–
Distributions (from capital gains)*	–	(1.25)	(.01)	(1.04)	–
Return of Capital	N/A	– (4)	N/A	N/A	N/A
Total Distributions	–	(1.25)	(.16)	(1.14)	–
Net Asset Value, End of Period	$30.61	$29.34	$39.79	$34.48	$28.40
Total Return**	4.33%	(22.11)%	15.84%	25.86%	(1.39)%
Net Assets, End of Period (in thousands)	$771,852	$688,074	$783,030	$97,395	$8,532
Average Net Assets for the Period (in thousands)	$723,953	$512,019	$364,025	$39,961	$5,846
Ratio of Gross Expenses to Average Net Assets***(5)	0.67%	0.67%	0.65%	0.68%(6)	0.69%(6)
Ratio of Net Expenses to Average Net Assets***(5)	0.67%	0.67%	0.65%	0.68%(6)	0.69%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.31)%	0.15%(7)	0.22%(7)	0.60%	0.72%
Portfolio Turnover Rate***	22%	53%	40%	22%	55%

Class R Shares

For a share outstanding during
the two-month fiscal period ended September 30, 2009	Janus Forty Fund
and each fiscal year or period ended July 31	2009(1)	2009	2008	2007	2006	2005(8)

Net Asset Value, Beginning of Period	$28.56	$39.07	$33.99	$28.18	$27.28	$22.32
Income from Investment Operations:
Net investment income/(loss)	–	(.02)	(.02)	–	.05	(.05)
Net gain/(loss) on investments (both realized and unrealized)	1.20	(9.24)	5.11	6.90	.85	5.01
Total from Investment Operations	1.20	(9.26)	5.09	6.90	.90	4.96
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(.05)	–	–
Distributions (from capital gains)*	–	(1.25)	(.01)	(1.04)	–	–
Return of Capital	N/A	– (4)	N/A	N/A	N/A	N/A
Total Distributions	–	(1.25)	(.01)	(1.09)	–	–
Net Asset Value, End of Period	$29.76	$28.56	$39.07	$33.99	$28.18	$27.28
Total Return**	4.20%	(22.69)%	14.96%	24.92%	3.30%	22.22%
Net Assets, End of Period (in thousands)	$159,146	$144,400	$101,590	$21,923	$6,849	$12
Average Net Assets for the Period (in thousands)	$151,006	$98,570	$53,811	$12,731	$2,130	$11
Ratio of Gross Expenses to Average Net Assets***(5)	1.41%	1.41%	1.40%	1.43%(9)	1.45%(9)	1.42%
Ratio of Net Expenses to Average Net Assets***(5)	1.41%	1.41%	1.39%	1.43%(9)	1.44%(9)	1.42%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.05)%	(0.58)%(7)	(0.53)%(7)	(0.15)%	0.05%	(0.51)%
Portfolio Turnover Rate***	22%	53%	40%	22%	55%	45%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year from July 31 to September 30.
(2)	Period from November 28, 2005 (inception date) through July 31, 2006.
(3)	Certain prior year amounts have been reclassified to conform with current year presentation.
(4)	Return of Capital aggregated less than $.01 on a per share basis for the period ended July 31, 2009.
(5)	See Note 6 in Notes to Financial Statements.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. For the fiscal years 2007 and 2006, the ratios would have been 0.66% and 0.66%, respectively, in 2007, and 0.68% and 0.68%, respectively, in 2006, without the inclusion of dividends on short positions
(7)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% and 0.02% for the year ended July 31, 2009 and 0.14% and 0.15% for the year ended July 31, 2008 for Class I Shares and Class R Shares, respectively. The adjustment had no impact on total assets or total return of the classes.
(8)	Period from September 30, 2004 (inception date) through July 31, 2005.
(9)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. For the fiscal years 2007 and 2006, the ratios would have been 1.40% and 1.40%, respectively, in 2007, and 1.42% and 1.42%, respectively, in 2006, without the inclusion of dividends on short positions

See Notes to Financial Statements.

14  Janus Growth & Core Funds  September 30, 2009

Class S Shares

For a share outstanding during
the two-month fiscal period ended September 30, 2009	Janus Forty Fund
and each fiscal year ended July 31	2009(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$28.94	$39.47	$34.27	$28.30	$27.34	$21.17
Income from Investment Operations:
Net investment income/(loss)	–	(.01)	(.01)	.03	.02	–
Net gain/(loss) on investments (both realized and unrealized)	1.23	(9.27)	5.24	7.00	.94	6.17
Total from Investment Operations	1.23	(9.28)	5.23	7.03	.96	6.17
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.02)	(.02)	–	–
Distributions (from capital gains)*	–	(1.25)	(.01)	(1.04)	–	–
Return of Capital	N/A	– (2)	N/A	N/A	N/A	N/A
Total Distributions	–	(1.25)	(.03)	(1.06)	–	–
Net Asset Value, End of Period	$30.17	$28.94	$39.47	$34.27	$28.30	$27.34
Total Return**	4.25%	(22.51)%	15.24%	25.27%	3.51%	29.15%
Net Assets, End of Period (in thousands)	$2,878,790	$2,821,241	$3,910,499	$2,671,702	$1,440,502	$1,085,499
Average Net Assets for the Period (in thousands)	$2,835,097	$2,383,060	$3,535,839	$1,966,832	$1,326,557	$1,079,025
Ratio of Gross Expenses to Average Net Assets***(3)	1.16%	1.15%	1.14%	1.18%(4)	1.18%(4)	1.16%
Ratio of Net Expenses to Average Net Assets***(3)	1.16%	1.15%	1.14%	1.18%(4)	1.18%(4)	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.80)%	(0.34)%(5)	(0.21)%(5)	0.09%	0.08%	(0.22)%
Portfolio Turnover Rate***	22%	53%	40%	22%	55%	45%

Class T Shares

For a share outstanding during
the two-month fiscal period ended September 30, 2009	Janus Forty Fund
and the fiscal period ended July 31, 2009	2009(1)	2009(6)

Net Asset Value, Beginning of Period	$28.95	$25.87
Income from Investment Operations:
Net investment income/(loss)	(.09)	.09
Net gain/(loss) on investments (both realized and unrealized)	1.32	2.99
Total from Investment Operations	1.23	3.08
Less Distributions and Other:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$30.18	$28.95
Total Return**	4.25%	11.91%
Net Assets, End of Period (in thousands)	$375	$1
Average Net Assets for the Period (in thousands)	$76	$1
Ratio of Gross Expenses to Average Net Assets***(3)	0.95%	1.03%
Ratio of Net Expenses to Average Net Assets***(3)	0.95%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.80)%	1.38%(5)
Portfolio Turnover Rate***	22%	53%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for period of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year from July 31 to September 30.
(2)	Return of Capital aggregated less than $.01 on a per share basis for the period ended July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. For the fiscal years 2007 and 2006, the ratios would have been 1.15% and 1.15%, respectively, in 2007, and 1.17% and 1.17%, respectively, in 2006, without the inclusion of dividends on short positions.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% and 0.21% for the year ended July 31, 2009 for Class S Shares and Class T Shares, respectively and 0.10% for the year ended July 31, 2008 for Class S Shares. The adjustment had no impact on total net assets or total return of the class.
(6)	Period from July 6, 2009 (inception date) through July 31, 2009.

See Notes to Financial Statements.

Janus Growth & Core Funds  September 30, 2009  15

Notes to Schedule of Investments (unaudited)

Lipper Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of September 30, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Forty Fund
Common Stock
Aerospace and Defense	$–	$54,667,321	$–
Agricultural Chemicals	102,311,732	47,423,798	–
Brewery	–	321,460,610	–
Cellular Telecommunications	–	36,271,955	–
Chemicals – Diversified	–	35,723,815	–
Commercial Banks	–	29,443,982	–
Diversified Minerals	–	91,328,273	–
Engineering – Research and Development Services	–	223,930,327	–
Medical – Drugs	–	73,244,377	–
Oil Companies – Exploration and Production	–	60,361,134	–
Oil Companies – Integrated	–	99,383,369	–
Soap and Cleaning Preparations	–	51,589,518	–
All Other	4,127,770,134	–	–

Money Market	–	417,353,417	–

Total Investments in Securities	$4,230,081,866	$1,542,181,896	$–

(a)	Includes fair value factors.

16  Janus Growth & Core Funds  September 30, 2009

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

On July 6, 2009, the Janus Adviser Series fund (the “predecessor fund”) reorganized with and into a corresponding series of Janus Investment Fund (the “Trust”). Certain historical information contained in this report for periods prior to July 6, 2009 is that of the predecessor fund.

Janus Forty Fund (the “Fund”) is a series fund. The Fund is part of the Trust, which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On August 1, 2009, the Fund changed its fiscal year end from July 31 to September 30. Accordingly, these financial statements include information for the two-month period from August 1, 2009 to September 30, 2009. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. Janus Forty Fund is classified as nondiversified, as defined by the 1940 Act.

The Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The share classes in this report are not offered directly to individual investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Certain prior year amounts in the Financial Highlights for “Payment from affiliate” have been reclassified to conform with current year presentation.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Fund’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may

Janus Growth & Core Funds  September 30, 2009  17

Notes to Financial Statements (continued)

affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Fund’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund may be automatically reinvested into additional shares of the Fund, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Fund adopted the provisions of “Accounting for Uncertainty in Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

18  Janus Growth & Core Funds  September 30, 2009

These provisions require management of the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the two-month period ended September 30, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2009 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends Fair Value Measurements by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to the Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

2.	Derivative Instruments

The Fund may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, options contracts, swap contracts, forward contracts, and other equity-linked derivatives.

The Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Fund may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as

Janus Growth & Core Funds  September 30, 2009  19

Notes to Financial Statements (continued)

futures contracts, are regulated and the terms of the options are standardized. OTC derivatives, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Equity-Linked Structured Notes
The Fund may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Fund’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The

20  Janus Growth & Core Funds  September 30, 2009

Fund may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Fund may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Fund may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Fund may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed index multiplier. Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Holdings of the Fund designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable). For the fiscal year ended July 31, 2009, the Fund reported a realized gain of $456,409 from written options contracts.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Fund may recognize due to written call options.

Written option activity for the fiscal year ended July 31, 2009 is indicated in the table below:

	Number of	Premiums
Call Options	Contracts	Received

Growth & Core
Janus Forty Fund
Options outstanding at July 31, 2008	–	$–
Options written	11,895	456,409
Options closed	–	–
Options expired	(11,895)	(456,409)
Options exercised	–	–

Options outstanding at July 31, 2009	–	$–

There were no options held by the Fund during the two-month period ended September 30, 2009.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Fund is subject to market risk and

Janus Growth & Core Funds  September 30, 2009  21

Notes to Financial Statements (continued)

interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Fund are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses of the Fund are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Fund is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Fund’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer, is the fair value of the contract. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A fund investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Fund’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

In accordance with FASB guidance, the Fund adopted the provisions of the “Disclosures about Derivative Instruments and Hedging Activities”, which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. There were no derivatives held by the Fund during the two-month period ended September 30, 2009.

The effect of Derivative Instruments on the Statements of Operations for the period ended July 31, 2009

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$(27,550,746)	$–	$456,409	$–	$(27,094,337)

Total	$(27,550,746)	$–	$456,409	$–	$(27,094,337)

22  Janus Growth & Core Funds  September 30, 2009

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$4,340,438	$–	$–	$–	$4,340,438

Total	$4,340,438	$–	$–	$–	$4,340,438

Please see the Fund’s Statements of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The effect of derivatives on the Statements of Operations is indicative of the Fund’s volume throughout the period.

3.	Other investments and strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Fund may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Fund may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Fund’s total return. The Fund will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Janus Growth & Core Funds  September 30, 2009  23

Notes to Financial Statements (continued)

Initial Public Offerings
The Fund may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Fund may be party to interfund lending agreements between the Fund and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Fund does not have the right to vote on securities while they are being lent; however, the Fund may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Fund and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Fund’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Fund’s portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Janus funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Fund’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a

24  Janus Growth & Core Funds  September 30, 2009

short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

When-Issued Securities
The Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily	Contractual Investment
	Net Assets	Advisory Fee (%)
Fund	of Fund	(annual rate)

Growth & Core
Janus Forty Fund	All Asset Levels	0.64%

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Certain intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Fund for providing or procuring administrative services to investors in Class R Shares and Class S Shares of the Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

Class T Shares of the Fund pays an annual administrative fee of 0.25% of net assets of Class T Shares for administrative services, including recordkeeping, subaccounting, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. These administrative fees are paid by Class T Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Janus Services or its affiliates may also pay administrative fees to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Fund.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. Additionally, distribution and shareholder service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Growth & Core Funds  September 30, 2009  25

Notes to Financial Statements (continued)

Janus Capital has agreed until at least November 1, 2010 to reimburse the Fund by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement applicable to Class R Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the following annual rate noted below. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

New Fund
	Expense Limit (%)	Previous
	(July 6, 2009 to	Expense Limit (%)
Fund	Present)	(until July 6, 2009)

Growth & Core
Janus Forty Fund	0.78	0.67

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of September 30, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the two-month period ended September 30, 2009 and the year ended July 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the two-month period ended September 30, 2009 and the fiscal year ended July 31, 2009.

For the two-month period ended September 30, 2009 and the fiscal year ended July 31, 2009, Janus Capital assumed $8,221 and $3,357, respectively, of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust, (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer. The Fund reimburses the adviser for a portion of the compensation paid to the Chief Compliance Officer and compliance staff of the Trust. Total compensation of $51,555 and $276,484, respectively, was paid by the Trust during the two-month period ended September 30, 2009 and the fiscal year ended July 31, 2009. The Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price for the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the two-month period ended September 30, 2009, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Growth & Core
Janus Forty Fund	$68,276

Class A Shares may include a contingent deferred sales charge to Janus Distributors of up to 1.00% imposed on certain redemptions of shares bought without an initial sales charge, which may be waived for certain investors. There were no contingent deferred sales charges paid by redeeming shareholders of Class A Shares during the two-month period ended September 30, 2009.

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the two-month period ended September 30, 2009, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Growth & Core
Janus Forty Fund	$6,163

26  Janus Growth & Core Funds  September 30, 2009

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable).The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Fund.

During the two-month period ended September 30, 2009 and the fiscal year ended July 31, 2009, respectively, the Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 9/30/09

Janus Cash Liquidity Fund LLC
Janus Forty Fund	$295,016,266	$220,193,000	$167,659	$417,353,417

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 7/31/09

Janus Cash Liquidity Fund LLC
Janus Forty Fund	$1,092,662,517	$750,132,367	$480,961	$342,530,150
Janus Institutional Cash Management Fund – Institutional Shares
Janus Forty Fund	103,976,745	595,956,918	2,268,214	–
Janus Institutional Money Market Fund – Institutional Shares
Janus Forty Fund	912,502,045	1,003,259,715	3,121,886	–

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the two-month period ended September 30, 2009, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 7/31/09	Purchases	Purchases	Redemptions	Redemption	at 9/30/09

Growth & Core
Janus Forty Fund - Class T Shares	$1,000	$–	–	$–	–	$1,000

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Growth & Core Funds  September 30, 2009  27

Notes to Financial Statements (continued)

	Undistributed	Undistributed		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Differences	(Depreciation)

Growth & Core
Janus Forty Fund	$–	$–	$(1,126,334,460)	$(130,487)	$930,738,704

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2009, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration date of the carryovers.

	September	September	Accumulated
Fund	30, 2016	30, 2017	Capital Losses

Growth & Core
Janus Forty Fund	$(502,785,746)	$(623,548,714)	$(1,126,334,460)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2009 is noted below.

Unrealized appreciation and unrealized depreciation in the table below excludes appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Growth & Core
Janus Forty Fund	$4,841,525,058	$1,027,215,157	$(96,476,453)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the period ended September 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Growth & Core
Janus Forty Fund	$–	$–	$–	$(6,978,978)

For the fiscal year ended July 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Growth & Core
Janus Forty Fund	$–	$199,819,920	$378	$(11,480,489)

For the fiscal year ended July 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Growth & Core
Janus Forty Fund	$3,564,329	$1,676,017	$–	$(3,858,668)

28  Janus Growth & Core Funds  September 30, 2009

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Fund that would have been in effect, absent the waiver of certain fees and offsets. These gross expense ratios are annualized for periods of less than one full year.

For the two-month fiscal period ended September 30, 2009 and each fiscal year or period ended July 31

Janus
Forty Fund

Class A Shares
For the two-month period ended September 30, 2009	0.97%(1)
2009	1.03%(1)
2008	0.97%(1)
2007	1.05%(1)
2006	1.06%(1)
2005	0.92%(1)(2)

Class C Shares
For the two-month period ended September 30, 2009	1.75%(1)
2009	1.81%(1)
2008	1.73%(1)
2007	1.73%(1)
2006	1.70%(1)
2005	1.74%(1)
2004	1.67%(1)

Class I Shares
For the two-month period ended September 30, 2009	0.67%(1)
2009	0.67%(1)
2008	0.65%(1)
2007	0.68%(1)
2006	0.70%(1)(3)

Class R Shares
For the two-month period ended September 30, 2009	1.41%(1)
2009	1.41%(1)
2008	1.40%(1)
2007	1.43%(1)
2006	1.46%(1)
2005	1.42%(1)(2)

Class S Shares
For the two-month period ended September 30, 2009	1.16%(1)
2009	1.15%(1)
2008	1.14%(1)
2007	1.18%(1)
2006	1.18%(1)
2005	1.16%(1)
2004	1.17%(1)

Class T Shares
For the two-month period ended September 30, 2009	0.95%(1)
2009	1.09%(1)(4)

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(2)	Period from September 30, 2004 (inception date) through July 31, 2005.
(3)	Period from November 28, 2005 (inception date) through July 31, 2006.
(4)	Period from July 6, 2009 (inception date) through July 31, 2009.

Janus Growth & Core Funds  September 30, 2009  29

Notes to Financial Statements (continued)

7.	Capital Share Transactions

For the two-month period ended September 30, 2009	Janus Forty Fund
and each fiscal year or period ended July 31 (all numbers in thousands)	2009(1)	2009	2008

Transactions in Fund Shares – Class A Shares:
Shares sold	5,165	72,986	30,257
Reinvested dividends and distributions	–	877	10
Shares repurchased	(3,339)	(69,670)	(8,038)
Net Increase/(Decrease) in Fund Shares	1,826	4,193	22,229
Shares Outstanding, Beginning of Period	45,393	41,200	18,971
Shares Outstanding, End of Period	47,219	45,393	41,200
Transactions in Fund Shares – Class C Shares:
Shares sold	1,809	26,002	11,034
Reinvested dividends and distributions	–	406	–
Shares repurchased	(646)	(23,005)	(1,288)
Net Increase/(Decrease) in Fund Shares	1,163	3,403	9,746
Shares Outstanding, Beginning of Period	17,272	13,869	4,123
Shares Outstanding, End of Period	18,435	17,272	13,869
Transactions in Fund Shares – Class I Shares:
Shares sold	2,814	36,287	18,918
Reinvested dividends and distributions	–	521	6
Shares repurchased	(1,049)	(33,039)	(2,069)
Net Increase/(Decrease) in Fund Shares	1,765	3,769	16,855
Shares Outstanding, Beginning of Period	23,448	19,679	2,824
Shares Outstanding, End of Period	25,213	23,448	19,679
Transactions in Fund Shares – Class R Shares:
Shares sold	472	8,467	2,279
Reinvested dividends and distributions	–	153	–
Shares repurchased	(180)	(6,164)	(324)
Net Increase/(Decrease) in Fund Shares	292	2,456	1,955
Shares Outstanding, Beginning of Period	5,056	2,600	645
Shares Outstanding, End of Period	5,348	5,056	2,600
Transactions in Fund Shares – Class S Shares:
Shares sold	5,942	146,389	61,207
Reinvested dividends and distributions	–	4,877	50
Shares repurchased	(7,995)	(152,882)	(40,139)
Net Increase/(Decrease) in Fund Shares	(2,053)	(1,616)	21,118
Shares Outstanding, Beginning of Period	97,470	99,086	77,968
Shares Outstanding, End of Period	95,417	97,470	99,086
Transactions in Fund Shares – Class T Shares:
Shares sold	12	39*(2)	N/A
Reinvested dividends and distributions	–	–	N/A
Shares repurchased	–	–	N/A
Net Increase/(Decrease) in Fund Shares	12	39*(2)	N/A
Shares Outstanding, Beginning of Period	–	–	N/A
Shares Outstanding, End of Period	12	39*(2)	N/A

*	Shares outstanding are not in thousands.

(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year from July 31 to September 30.
(2)	Transactions in Fund Shares - Class T Shares are for the period from July 6, 2009 (inception date) to July 31, 2009.

30  Janus Growth & Core Funds  September 30, 2009

8.	Purchases and Sales of Investment Securities

For the two-month period ended September 30, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Growth & Core
Janus Forty Fund	$212,248,080	$193,727,251	$–	$–

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); and (ii) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the originally-filed actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Steinberg case (action (i) above) except certain claims under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, Janus filed a motion for summary judgment to resolve the remainder of the Section 36(b) claim. The Court has not yet ruled on the motion. In the Wiggins case (action (ii) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, Janus filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the United States Court of Appeals for the Fourth Circuit.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Growth & Core Funds  September 30, 2009  31

Notes to Financial Statements (continued)

10.	Subsequent Events

In May 2009, in accordance with FASB guidance, the Fund adopted the provisions of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to September 30, 2009 through November 9, 2009, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

32  Janus Growth & Core Funds  September 30, 2009

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Janus Investment Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Forty Fund (one of the funds constituting Janus Investment Fund, hereinafter referred to as the “Fund”) at September 30, 2009 and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
November 9, 2009

Janus Growth & Core Funds  September 30, 2009  33

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

34  Janus Growth & Core Funds  September 30, 2009

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Growth & Core Funds  September 30, 2009  35

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

This statement details the Fund’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Fund’s investment performance. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The

36  Janus Growth & Core Funds  September 30, 2009

Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Growth & Core Funds  September 30, 2009  37

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment companies advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	52	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	52*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds PLC, consisting of 17 funds. Including Janus Capital Funds PLC and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

38  Janus Growth & Core Funds  September 30, 2009

TRUSTEES (continued)

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	52	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	52	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Growth & Core Funds  September 30, 2009  39

Trustees and Officers (unaudited) (continued)

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Ron Sachs 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Portfolio Manager Janus Forty Fund	1/08-Present	Vice President of Janus Capital and Portfolio Manger for other Janus accounts. Formerly, Portfolio Manager (2000-2007) for Janus Orion Fund and Portfolio Manager (2005-2006) for Janus Triton Fund.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC); and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC) and Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

40  Janus Growth & Core Funds  September 30, 2009

Notes

Janus Growth & Core Funds  September 30, 2009  41

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

For more information about our funds, go to janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Janus money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Janus money market fund.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Funds distributed by Janus Distributors LLC (11/09)

C-1009-031	125-02-300 09-09

2009 Annual Report
Janus Global & International Funds

Global & International
Janus International Equity Fund
Janus International Forty Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Global & International Funds

Useful Information About Your Fund Report	1
Management Commentaries and Schedules of Investments
Global & International
Janus International Equity Fund	2
Janus International Forty Fund	10
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21
Notes to Schedules of Investments	27
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	48
Additional Information	49
Explanations of Charts, Tables and Financial Statements	50
Designation Requirements	53
Trustees and Officers	54

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from the Funds’ manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ manager in the Management Commentaries are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was September 30, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to the manager and aren’t necessarily shared by his fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); administrative fees (applicable to Class A Shares, Class C Shares, Class I Shares, and Class T Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the two-month period from August 1, 2009 to September 30, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total operating expenses, excluding any performance adjustments to management fees, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only), administrative services fees (applicable to Class R Shares and Class S Shares), administrative fees (applicable to Class T Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least November 1, 2010. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Global & International Funds  September 30, 2009  1

Janus International Equity Fund (unaudited)

Fund Snapshot
We seek to invest in international companies that have a sustainable competitive advantage, high or improving returns on capital and long-term growth. We invest where we believe we have a research edge in an effort to deliver superior risk-adjusted performance over the long term.

Laurent Saltiel
portfolio manager

Performance Overview

Janus International Equity Fund’s Class I Shares returned 6.15% over the two-month period ended September 30, 2009, while its primary benchmark, the Morgan Stanley Capital International (MSCI) EAFE® Index, returned 9.47% during the period.

Market Overview

Global equity markets continued the rally that began in mid-March during the two-month period ending September 30, 2009. Growing signs of economic improvement from the significant economic slowdown earlier in the year and generally better-than-expected earnings reports contributed to a bullish environment for global equities. Despite the good performance of the capital markets, reduced consumer spending and rising unemployment remained as significant headwinds for the global economy. Broad equity indices posted new highs for the period with developed markets slightly ahead of emerging markets. Europe was the strongest performing developed market region led by the U.K. and France, while the Pacific region was the weakest due to modest losses in Japan. Latin America was the strongest performing emerging market region thanks to strong gains in Brazil. Asia was the weakest emerging market region, as slight losses in China offset strong gains in India. In terms of sectors, financials and industrials were easily the best performing, while healthcare and consumer staples were relative underperformers. Most commodities were higher during the period led by significant gains in natural gas and silver. The Dollar Index was lower during the period, as the euro outperformed the dollar.

Detractors from Performance

Raffles Education Corp., Ltd., a Singapore-based firm, gave back some gains from earlier in the year. We expect Raffles to benefit from rising enrollments, as people tend to return to school during difficult economic times. Their students tend to be enrolled for two to three years, so we view this as a longer term trend.

Research In Motion, Ltd. (U.S. Shares), the Canada-based maker of the Blackberry mobile devices, also retreated somewhat after strong gains posted earlier in the year. We feel the company will benefit as smart phones continue to grow in use. Given the long-term opportunity we see in smart phones, the company will be a major player based on what we perceive as its advantages in brand name, hardware and software.

Monsanto Co., a U.S.-based agricultural products provider, has been negatively impacted by slower sales for its herbicide product, Roundup. We view Roundup as a legacy business, while we think Monsanto’s genetically-modified seed business is the growth driver for the firm. We feel Monsanto’s seeds will help meet growing global food consumption by increasing yields on existing acreage.

Contributors to Performance

Hong-Kong based apparel outsourcing company Li & Fung, Ltd. has performed well during the downturn by opportunistically making attractive acquisitions and gaining market share, which supported our thesis. We continue to believe the company can continue to gain market share, grow organically and reduce costs to improve margins.

Aggreko PLC, a U.K. provider of temporary power solutions, was also among top contributors during the period. The company makes and ships large generators that can power sports stadiums, factories or even cities for a short length of time. The company’s primary market is Africa, which has suffered from significant under-investment in power plants because of high capital costs and risks. We feel Aggreko fills this need, although it still has low penetration in a very large market. We also like the high returns on invested capital the company has historically generated.

DSV A/S, a Denmark-based freight forwarder, is gaining market share, in our opinion, from cargo operators and smaller competitors, a trend we expect will continue. We also believe the company is benefiting from a rebound in trade around the world.

Derivatives

Over the past year, the Fund held some index put options to protect the portfolio against potential market declines. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

2  Janus Global & International Funds  September 30, 2009

(unaudited)

Outlook

While global equity markets have rallied significantly, we are less optimistic as economic conditions in the U.S., Europe and Japan remain difficult. We believe unemployment will remain high for some time and sluggish economic growth is likely to persist for several years. While the worst of the financial crisis is behind us thanks in part to governments flooding the system with liquidity, fundamentals in developed markets remain lackluster. However, we believe growth is re-accelerating in emerging markets such as China, India and Brazil, as these countries do not suffer from many of the issues in Western developed markets.

Thank you for your investment in Janus International Equity Fund.

Janus International Equity Fund At A Glance

5 Top Performers – Holdings

Contribution

Li & Fung, Ltd.	1.09%
Aggreko PLC	0.74%
DSV A/S	0.70%
Japan Tobacco, Inc.	0.62%
Autonomy Corp. PLC	0.52%

5 Bottom Performers – Holdings

Contribution

FU JI Food & Catering Sevices Holdings, Ltd.	-0.62%
Raffles Education Corp., Ltd.	-0.54%
Research In Motion, Ltd. (U.S. Shares)	-0.31%
Monsanto Co.	-0.25%
Chaoda Modern Agriculture Holdings, Ltd.	-0.22%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Industrials	1.75%	11.67%	11.33%
Consumer Discretionary	1.39%	17.90%	9.90%
Financials	1.22%	16.11%	26.20%
Information Technology	1.13%	13.40%	4.98%
Consumer Staples	0.94%	15.95%	9.71%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Materials	-0.33%	8.82%	9.50%
Utilities	0.00%	0.00%	6.08%
Telecommunication Services	0.00%	0.00%	5.95%
Health Care	0.66%	11.34%	8.18%
Energy	0.78%	4.82%	8.18%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Global & International Funds  September 30, 2009  3

Janus International Equity Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2009

Aggreko PLC Commercial Services	3.3%
Japan Tobacco, Inc. Tobacco	3.3%
Research In Motion, Ltd. (U.S. Shares) Computers	3.0%
Admiral Group PLC Property and Casualty Insurance	3.0%
British American Tobacco PLC Tobacco	2.9%

15.5%

Asset Allocation – (% of Net Assets)
As of September 30, 2009

Emerging markets comprised 9.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2009

As of July 31, 2009

4  Janus Global & International Funds  September 30, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended September 30, 2009				Expense Ratios – estimated for the fiscal year
	Two-Month
	Period
	Ended	One	Since	Total Annual Fund	Net Annual Fund
	9/30/09	Year	Inception*	Operating Expenses	Operating Expenses

Janus International Equity Fund – Class A Shares

NAV	6.26%	10.37%	0.28%	1.29%	1.29%

MOP	0.10%	4.06%	–1.79%

Janus International Equity Fund – Class C Shares

NAV	6.00%	9.48%	–0.65%	2.01%	2.01%

CDSC	4.94%	8.41%	–0.65%

Janus International Equity Fund – Class I Shares	6.15%	10.82%	0.45%	0.98%	0.98%

Janus International Equity Fund – Class R Shares	6.19%	9.97%	–0.38%	1.73%	1.73%

Janus International Equity Fund – Class S Shares	6.17%	10.38%	0.47%	1.48%	1.48%

Janus International Equity Fund – Class T Shares	6.15%	10.65%	0.30%	1.23%	1.23%

Morgan Stanley Capital International EAFE® Index	9.47%	3.23%	9.49%

Lipper Quartile – Class I Shares	–	1st	1st

Lipper Ranking – Class I Shares based on total returns for International Funds	–	108/1,240	15/941

Visit janus.com/advisor to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Global & International Funds  September 30, 2009  5

Janus International Equity Fund (unaudited)

For Class I Shares, Class R Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class R Shares, Class S Shares, and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during its fiscal year. The expense information shown includes administrative fee expenses, if applicable. It is important for you to know that a decline in the Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold shares of the Fund. Significant declines in the Fund’s net assets will increase the Fund’s total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund changed its fiscal year end from July 31 to September 30.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/advisor for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Janus International Equity Fund held approximately 6.6% of its total investments in Brazilian securities as of September 30, 2009 and the Fund may have experienced significant gains or losses due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser International Equity Fund (the “JAD predecessor fund”) into corresponding shares of Janus International Equity Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into Janus International Equity Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class I Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

November 30, 2006 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the JAD predecessor fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

See “Explanation of Charts, Tables and Financial Statements.”

*	The JAD predecessor fund’s inception date – November 28, 2006

6  Janus Global & International Funds  September 30, 2009

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/09)	(9/30/09)	(8/1/09-9/30/09)†

Actual	$1,000.00	$1,059.30	$2.25

Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.63

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/09)	(9/30/09)	(8/1/09-9/30/09)†

Actual	$1,000.00	$1,057.80	$3.56

Hypothetical (5% return before expenses)	$1,000.00	$1,014.69	$10.45

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/09)	(9/30/09)	(8/1/09-9/30/09)†

Actual	$1,000.00	$1,059.30	$1.67

Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$4.91

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(8/1/09)	(9/30/09)	(8/1/09-9/30/09)†

Actual	$1,000.00	$1,058.60	$2.94

Hypothetical (5% return before expenses)	$1,000.00	$1,016.50	$8.64

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/09)	(9/30/09)	(8/1/09-9/30/09)†

Actual	$1,000.00	$1,058.40	$2.51

Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.38

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(8/1/09)	(9/30/09)	(8/1/09-9/30/09)†

Actual	$1,000.00	$1,059.30	$1.84

Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.42

†	Expenses are equal to the annualized expense ratio of 1.31% for Class A Shares, 2.07% for Class C Shares, 0.97% for Class I Shares, 1.71% for Class R Shares, 1.46% for Class S Shares and 1.07% for Class T Shares multiplied by the average account value over the period, multiplied by 61/365 (to reflect a two-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a two-month period. Therefore, actual expenses are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

Janus Global & International Funds  September 30, 2009  7

Janus International Equity Fund

Schedule of Investments

As of September 30, 2009

Shares or Principal Amount		Value

Common Stock – 99.2%
Agricultural Chemicals – 5.0%
59,268	Monsanto Co.	$4,587,343
6,712	Potash Corporation of Saskatchewan, Inc.	608,996
38,431	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	3,471,857
		8,668,196
Agricultural Operations – 1.7%
5,068,330	Chaoda Modern Agriculture Holdings, Ltd.	3,041,744
Brewery – 1.5%
57,092	Anheuser-Busch InBev N.V.	2,610,318
96,824	Anheuser-Busch InBev N.V. – VVPR Strip*	425
		2,610,743
Cable Television – 2.8%
5,074	Jupiter Telecommunications Co., Ltd.	4,910,525
Chemicals – Specialty – 2.9%
3,960,000	Huabao International Holdings, Ltd.	4,243,584
8,070	Lonza Group A.G.	880,005
		5,123,589
Commercial Banks – 1.8%
1,238	Seven Bank, Ltd.	3,056,464
Commercial Services – 3.3%
518,827	Aggreko PLC	5,825,300
Commercial Services – Finance – 0.7%
119,145	CIA Brasileira de Meios de Pagamento	1,182,504
Computer Services – 1.0%
44,830	Accenture, Ltd. – Class A (U.S. Shares)	1,670,814
Computers – 3.0%
77,753	Research In Motion, Ltd. (U.S. Shares)*	5,252,215
Consulting Services – 2.6%
32,840	Bereau Veritas S.A.	1,853,392
736,955	Xchanging PLC	2,599,486
		4,452,878
Cosmetics and Toiletries – 0.4%
57,520	Colgate Palmolive India, Ltd.	754,812
Distribution/Wholesale – 2.6%
1,142,000	Li & Fung, Ltd.	4,577,567
Diversified Operations – 0.9%
494,000	China Merchants Holdings International Co., Ltd.	1,619,507
Enterprise Software/Services – 4.3%
125,870	Autonomy Corp. PLC*	3,283,831
90,469	Aveva Group PLC	1,328,270
122,890	Temenos Group A.G.*	2,888,837
		7,500,938
Extended Service Contracts – 1.0%
68,263	Homeserve PLC	1,738,243
Finance – Investment Bankers/Brokers – 2.0%
4,675	Goldman Sachs Group, Inc.	861,836
140,506	UBS A.G.*	2,575,990
		3,437,826
Finance – Mortgage Loan Banker – 2.5%
76,535	Housing Development Finance Corp.	4,409,213
Finance – Other Services – 1.7%
564,305	IG Group Holdings PLC	3,009,741
Food – Catering – 0%
1,216,275	FU JI Food & Catering Services Holdings, Ltd.*,°°,mu	0
Food – Retail – 0.5%
139,889	Tesco PLC	894,970
Food – Wholesale/Distribution – 2.0%
2,016,000	Olam International, Ltd.	3,548,285
Hotels and Motels – 1.3%
1,244,000	Shangri-La Asia, Ltd.	2,343,708
Human Resources – 2.9%
436,030	Capita Group PLC	5,035,805
Investment Companies – 2.5%
830,656	Man Group PLC	4,405,540
Investment Management and Advisory Services – 0.8%
234,600	GP Investments, Ltd. (BDR)*	1,297,962
Medical – Biomedical and Genetic – 1.4%
43,955	Celgene Corp.*	2,457,085
Medical – Drugs – 5.0%
91,684	Grifols S.A.	1,747,178
53,614	Novartis A.G.	2,692,229
27,075	Novo Nordisk A/S	1,700,776
16,164	Roche Holding A.G.	2,617,339
		8,757,522
Medical Labs and Testing Services – 0.7%
26,213	Eurofins Scientific	1,230,161
Medical Products – 0.9%
26,685	Cochlear, Ltd.	1,569,558
Oil – Field Services – 3.0%
98,668	AMEC PLC	1,191,770
258,096	Petrofac, Ltd.	4,080,645
		5,272,415
Oil Companies – Exploration and Production – 1.0%
44,640	Petroleo Brasileiro S.A. (U.S. Shares)	1,754,798
Oil Field Machinery and Equipment – 1.8%
325,710	Wellstream Holdings PLC	3,173,278
Optical Supplies – 0.5%
6,016	Alcon, Inc. (U.S. Shares)	834,239
Property and Casualty Insurance – 3.0%
282,634	Admiral Group PLC	5,230,595
Real Estate Management/Services – 5.1%
67,200	Daito Trust Construction Co., Ltd.	2,925,459
135,641	LPS Brasil Consultoria de Imoveis S.A.*	1,406,721
147,000	Mitsubishi Estate Co., Ltd.	2,298,139
1,404,777	Regus PLC*	2,250,484
		8,880,803
Real Estate Operating/Development – 1.9%
277,402	CapitaLand, Ltd.	726,427
456,000	Hang Lung Properties, Ltd.	1,665,859
86,400	Rodobens Negocios Imobiliarios S.A.	877,024
		3,269,310

See Notes to Schedules of Investments and Financial Statements.

8  Janus Global & International Funds  September 30, 2009

Schedule of Investments

As of September 30, 2009

Shares or Principal Amount		Value

Retail – Apparel and Shoe – 2.4%
182,600	Esprit Holdings, Ltd.	$1,224,627
13,798	Hennes & Mauritz A.B. – Class B	775,606
15,904	Inditex S.A.	913,312
537,500	Ports Design, Ltd.	1,333,822
		4,247,367
Retail – Restaurants – 0.7%
1,345,000	Ajisen China Holdings, Ltd.	1,193,559
Schools – 5.5%
151,300	Anhanguera Educacional Participacoes S.A.*	1,725,433
327,495	Estacio Participacoes S.A.	3,808,726
11,042,000	Raffles Education Corp., Ltd.*	3,967,483
		9,501,642
Semiconductor Equipment – 0.7%
43,438	ASML Holding N.V.	1,280,817
Soap and Cleaning Preparations – 0.5%
17,525	Reckitt Benckiser Group PLC	856,340
Tobacco – 9.6%
161,322	British American Tobacco PLC	5,069,261
174,748	Imperial Tobacco Group PLC	5,048,487
1,684	Japan Tobacco, Inc.	5,735,460
25,400	Souza Cruz S.A.	892,076
		16,745,284
Transportation – Truck – 1.5%
141,116	DSV A/S*	2,530,564
Web Portals/Internet Service Providers – 1.8%
9,329	Yahoo! Japan Corp.	3,152,189
Wireless Equipment – 0.5%
78,483	Telefonaktiebolaget L.M. Ericsson – Class B	787,596

Total Common Stock (cost $147,388,439)		173,094,211

Money Market – 1.6%
2,826,000	Janus Cash Liquidity Fund LLC, 0% (cost $2,826,000)	2,826,000

Total Investments (total cost $150,214,439) – 100.8%		175,920,211

Liabilities, net of Cash, Receivables and Other Assets – (0.8)%		(1,446,347)

Net Assets – 100%		$174,473,864

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$1,569,558	0.9%
Belgium	2,610,743	1.5%
Bermuda	15,021,271	8.5%
Brazil	11,647,283	6.6%
Canada	9,333,068	5.3%
Cayman Islands	4,235,304	2.4%
Denmark	4,231,340	2.4%
France	3,083,553	1.8%
Hong Kong	3,285,366	1.9%
India	5,164,024	2.9%
Ireland	1,670,814	0.9%
Japan	22,078,237	12.6%
Jersey	6,331,129	3.6%
Netherlands	1,280,817	0.7%
Singapore	8,242,193	4.7%
Spain	2,660,491	1.5%
Sweden	1,563,201	0.9%
Switzerland	12,488,638	7.1%
United Kingdom	48,690,917	27.7%
United States††	10,732,264	6.1%

Total	$175,920,211	100.0%

††	Includes Short-Term Securities (4.5% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds  September 30, 2009  9

Janus International Forty Fund (unaudited)

Fund Snapshot
We seek to invest in international companies that have a sustainable competitive advantage, high or improving returns on capital and long-term growth. We invest where we believe we have a research edge in an effort to deliver superior risk-adjusted performance over the long term.

Laurent Saltiel
portfolio manager

Janus International Forty Fund’s Class I Shares returned 3.07% over the 2-month period ended September 30, 2009, while its primary benchmark, the Morgan Stanley Capital International (MSCI) All Country World ex-U.S. Index SM, returned 9.03%, and its secondary benchmark, the MSCI EAFE® Index, returned 9.47% during the period.

Market Overview

Global equity markets continued the rally that began in mid-March during the two-month period ending September 30, 2009. Growing signs of economic improvement from the significant economic slowdown earlier in the year and generally better-than-expected earnings reports contributed to a bullish environment for global equities. Despite the good performance of the capital markets, reduced consumer spending and rising unemployment remained as significant headwinds for the global economy. Broad equity indices posted new highs for the period with developed markets slightly ahead of emerging markets. Europe was the strongest performing developed market region led by the U.K. and France, while the Pacific region was the weakest due to modest losses in Japan. Latin America was the strongest performing emerging market region thanks to strong gains in Brazil. Asia was the weakest emerging market region, as slight losses in China offset strong gains in India. In terms of sectors, financials and industrials were easily the best performing, while healthcare and consumer staples were relative underperformers. Most commodities were higher during the period led by significant gains in natural gas and silver. The Dollar Index was lower during the period, as the euro outperformed the dollar.

Detractors from Performance

Raffles Education Corp., Ltd., a Singapore-based firm, gave back some gains from earlier in the year. We expect Raffles to benefit from rising enrollments, as people tend to return to school during difficult economic times. Their students tend to be enrolled for two to three years, so we view this as a longer term trend.

Chaoda Modern Agriculture Holdings, Ltd., a Hong Kong-based company, was also lower during the period. The company grows and sells crops, breeds and sells livestock, and sells ancillary food products. We believe Chaoda has a superior business model that benefits the company as well as farmers and the government. Chaoda is significantly larger than its competitors, and it has generated consistently high profit margins.

Monsanto Co., a U.S.-based agricultural products provider, has been negatively impacted by slower sales for its herbicide product, Roundup. We view Roundup as a legacy business, while we think Monsanto’s genetically-modified seed business is the growth driver for the firm. We feel Monsanto’s seeds will help meet growing global food consumption by increasing yields on existing acreage.

Contributors to Performance

Hong-Kong based apparel outsourcing company Li & Fung, Ltd. has performed well during the downturn by opportunistically making attractive acquisitions and gaining market share, which supported our thesis. We continue to believe the company can continue to gain market share, grow organically and reduce costs to improve margins.

Aggreko PLC, a U.K. provider of temporary power solutions, was also among top contributors during the period. The company makes and ships large generators that can power sports stadiums, factories or even cities for a short length of time. The company’s primary market is Africa, which has suffered from significant under-investment in power plants because of high capital costs and risks. We feel Aggreko fills this need, although it still has low penetration in a very large market. We also like the high returns on invested capital the company has historically generated.

DSV A/S, a Denmark-based freight forwarder, is gaining market share, in our opinion, from cargo operators and smaller competitors, a trend we expect will continue. We also believe the company is benefiting from a rebound in trade around the world.

Derivatives

Over the past year, the Fund held some index put options to protect against potential market declines. The Fund also held some call options on specific stocks as a way to benefit from potential upside of these stocks while limiting losses from potential declines. Please see the Derivative Instruments

10  Janus Global & International Funds  September 30, 2009

(unaudited)

section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

While global equity markets have rallied significantly, we are less optimistic as economic conditions in the U.S., Europe and Japan remain difficult. We believe unemployment will remain high for some time and sluggish economic growth is likely to persist for several years. While the worst of the financial crisis is behind us thanks in part to governments flooding the system with liquidity, fundamentals in developed markets remain lackluster. However, we believe growth is re-accelerating in emerging markets such as China, India and Brazil, as these countries do not suffer from many of the issues in Western developed markets.

Thank you for your investment in Janus International Forty Fund.

Janus International Forty Fund At A Glance

5 Top Performers – Holdings

Contribution

Li & Fung, Ltd.	1.77%
Aggreko PLC	0.87%
DSV A/S	0.68%
Autonomy Corp. PLC	0.38%
Capita Group PLC	0.37%

5 Bottom Performers – Holdings

Contribution

FU JI Food & Catering Services Holdings, Ltd.	-2.01%
Raffles Education Corp., Ltd.	-1.02%
Chaoda Modern Agriculture Holdings, Ltd.	-0.56%
Monsanto Co.	-0.55%
Research In Motion, Ltd. (U.S. Shares)	-0.43%

5 Top Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Industrials	2.06%	15.23%	10.03%
Financials	1.26%	10.41%	26.41%
Consumer Discretionary	0.93%	24.06%	8.45%
Energy	0.62%	4.06%	10.92%
Information Technology	0.39%	7.76%	6.70%

5 Bottom Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Materials	-0.46%	17.05%	11.07%
Utilities	0.00%	0.00%	5.22%
Telecommunication Services	0.00%	0.00%	6.56%
Health Care	0.03%	7.00%	6.38%
Consumer Staples	0.17%	14.42%	8.27%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Global & International Funds  September 30, 2009  11

Janus International Forty Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2009

Monsanto Co. Agricultural Chemicals	5.7%
Capita Group PLC Human Resources	5.6%
Aggreko PLC Commercial Services	5.5%
Research In Motion, Ltd. (U.S. Shares) Computers	5.1%
Celgene Corp. Medical – Biomedical and Genetic	4.9%

26.8%

Asset Allocation – (% of Net Assets)
As of September 30, 2009

Emerging markets comprised 15.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2009

As of July 31, 2009

12  Janus Global & International Funds  September 30, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended September 30, 2009				Expense Ratios – estimated for the fiscal year
	Two-Month
	Period			Total Annual
	Ended	One	Since	Fund Operating	Net Annual Fund
	9/30/09	Year	Inception*	Expenses	Operating Expenses

Janus International Forty Fund – Class A Shares

NAV	3.09%	10.61%	–19.99%	8.22%	1.50%

MOP	–2.78%	4.24%	–23.45%

Janus International Forty Fund – Class C Shares

NAV	3.10%	10.18%	–20.31%	8.66%	2.25%

CDSC	2.07%	9.09%	–20.31%

Janus International Forty Fund – Class I Shares	3.07%	8.30%	–21.95%	7.43%	1.25%

Janus International Forty Fund – Class S Shares	3.66%	10.92%	–19.82%	7.94%	1.75%

Janus International Forty Fund – Class T Shares	3.08%	8.30%	–21.95%	7.92%	1.50%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	9.03%	5.89%	4.74%

Morgan Stanley Capital International EAFE® Index	9.47%	3.23%	9.49%

Lipper Quartile – Class I Shares	–	1st	2nd

Lipper Ranking – Class I Shares based on total returns for International Funds	–	104/1,240	559/1,169

Visit janus.com/advisor to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

Janus Global & International Funds  September 30, 2009  13

Janus International Forty Fund (unaudited)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

Annual expense ratios include dividends on interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during its fiscal year. The expense information shown includes administrative fee expenses, if applicable. It is important for you to know that a decline in the Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold shares of the Fund. Significant declines in the Fund’s net assets will increase the Fund’s total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund changed its fiscal year end from July 31 to September 30.

The Fund’s performance may be affected by risks that include those associated with non-diversification, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/advisor for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Janus International Forty Fund held approximately 9.3% and 5.4%, respectively, of its total investments in Brazilian and Indian securities as of September 30, 2009 and the Fund may have experienced significant gains or losses due, in part, to its investments in Brazil and India. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil and India.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser International Forty Fund (the “JAD predecessor fund”) into corresponding shares of Janus International Forty Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into Janus International Forty Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class I Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The JAD predecessor fund’s inception date – May 30, 2008

14  Janus Global & International Funds  September 30, 2009

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/09)	(9/30/09)	(8/1/09-9/30/09)†

Actual	$1,000.00	$1,022.50	$2.11*

Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/09)	(9/30/09)	(8/1/09-9/30/09)†

Actual	$1,000.00	$1,022.60	$2.38*

Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.13

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/09)	(9/30/09)	(8/1/09-9/30/09)†

Actual	$1,000.00	$1,023.70	$2.40

Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.18

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/09)	(9/30/09)	(8/1/09-9/30/09)†

Actual	$1,000.00	$1,026.70	$2.91

Hypothetical (5% return before expenses)	$1,000.00	$1,016.44	$8.69

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(8/1/09)	(9/30/09)	(8/1/09-9/30/09)†

Actual	$1,000.00	$1,022.40	$2.45

Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.33

†	Expenses equal to the annualized expense ratio of 1.25% for Class A Shares, 1.41% for Class C Shares, 1.42% for Class I Shares, 1.72% for Class S Shares, and 1.45% for Class T Shares multiplied by the average account value over the period, multiplied by 61/365 (to reflect a two-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a two-month period. Therefore, actual expenses are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.
*	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the two-month period for Class A Shares and Class C Shares. Without these waivers, the expenses paid during the period would have been $2.84 for Class A Shares and $4.09 for Class C Shares.

Janus Global & International Funds  September 30, 2009  15

Janus International Forty Fund

Schedule of Investments

As of September 30, 2009

Shares/Principal/Contract Amounts		Value

Common Stock – 99.9%
Agricultural Chemicals – 10.3%
5,194	Monsanto Co.	$402,017
3,583	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	323,688
		725,705
Agricultural Operations – 4.8%
569,635	Chaoda Modern Agriculture Holdings, Ltd.	341,865
Brewery – 1.5%
2,372	Anheuser-Busch InBev N.V.	108,450
1,256	Anheuser-Busch InBev N.V. – VVPR Strip*	6
		108,456
Chemicals – Specialty – 4.6%
305,000	Huabao International Holdings, Ltd.	326,842
Commercial Services – 5.5%
34,724	Aggreko PLC	389,875
Commercial Services – Finance – 1.0%
6,730	CIA Brasileira de Meios de Pagamento	66,795
Computer Services – 0.9%
1,755	Accenture, Ltd. – Class A (U.S. Shares)	65,409
Computers – 5.1%
5,315	Research In Motion, Ltd. (U.S. Shares)*	359,028
Consulting Services – 1.1%
1,314	Bereau Veritas S.A.	74,158
Distribution/Wholesale – 4.0%
70,000	Li & Fung, Ltd.	280,586
Diversified Operations – 0.9%
20,000	China Merchants Holdings International Co., Ltd.	65,567
Educational Software – 0.9%
640	Educomp Solutions Ltd.	62,172
Electric Products – Miscellaneous – 0.9%
1,349	Bharat Heavy Electricals, Ltd.	65,292
Enterprise Software/Services – 2.3%
3,671	Autonomy Corp. PLC*	95,773
2,785	Temenos Group A.G.*	65,468
		161,241
Finance – Investment Bankers/Brokers – 0.9%
3,520	UBS A.G.*	64,535
Finance – Mortgage Loan Banker – 3.0%
3,658	Housing Development Finance Corp.	210,739
Finance – Other Services – 3.2%
15,377	BM&F Bovespa S.A.	113,376
21,292	IG Group Holdings PLC	113,562
		226,938
Food – Catering – 0%
158,000	FU JI Food & Catering Services Holdings, Ltd.*,°°,mu	0
Food – Wholesale/Distribution – 1.3%
52,000	Olam International, Ltd.	91,523
Human Resources – 5.6%
34,149	Capita Group PLC	394,394
Investment Companies – 2.9%
39,240	Man Group PLC	208,117
Investment Management and Advisory Services – 1.4%
18,205	GP Investments, Ltd. (BDR)*	100,722
Medical – Biomedical and Genetic – 4.9%
6,165	Celgene Corp.*	344,624
Oil – Field Services – 1.0%
4,415	Petrofac, Ltd.	69,804
Oil Companies – Exploration and Production – 1.0%
1,836	Petroleo Brasileiro S.A. (U.S. Shares)	72,173
Oil Field Machinery and Equipment – 2.6%
18,659	Wellstream Holdings PLC	181,788
Property and Casualty Insurance – 3.9%
15,016	Admiral Group PLC	277,895
Real Estate Management/Services – 1.6%
72,125	Regus PLC	115,529
Real Estate Operating/Development – 0.8%
5,600	Rodobens Negocios Imobiliarios S.A.	56,844
Retail – Apparel and Shoe – 2.4%
10,200	Esprit Holdings, Ltd.	68,407
1,001	Hennes & Mauritz A.B. – Class B	56,268
19,500	Ports Design, Ltd.	48,390
		173,065
Retail – Restaurants – 1.3%
106,000	Ajisen China Holdings, Ltd.	94,065
Schools – 9.1%
12,500	Anhanguera Educacional Participacoes S.A.*	142,551
18,700	Estacio Participacoes S.A.	217,479
795,000	Raffles Education Corp., Ltd.	285,650
		645,680
Tobacco – 7.3%
10,349	British American Tobacco PLC	325,199
11,236	ITC Ltd.	54,419
41	Japan Tobacco, Inc.	139,640
		519,258
Transportation – Truck – 1.9%
7,447	DSV A/S*	133,543

Total Common Stock (cost $6,477,372)		7,074,227

Purchased Options – Calls – 0%
10	Companhia Vale do Rio Doce (ADR) (LEAPS) expires January 2010 exercise price $25.00	1,270
6	Potash Corporation of Saskatchewan, Inc. (U.S. Shares) (LEAPS) expires January 2010 exercise price $180.00	0

Total Purchased Options – Calls (premiums paid $20,568)		1,270

Money Market – 1.8%
125,000	Janus Cash Liquidity Fund LLC, 0% (cost $125,000)	125,000

Total Investments (total cost $6,622,940) – 101.7%		7,200,497

Liabilities, net of Cash, Receivables and Other Assets – (1.7)%		(120,550)

Net Assets – 100%		$7,079,947

See Notes to Schedules of Investments and Financial Statements.

16  Janus Global & International Funds  September 30, 2009

Schedule of Investments

As of September 30, 2009

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$108,456	1.5%
Bermuda	824,948	11.5%
Brazil	669,218	9.3%
Canada	682,717	9.5%
Cayman Islands	435,930	6.1%
Denmark	133,543	1.9%
France	74,158	1.0%
Hong Kong	65,567	0.9%
India	392,622	5.4%
Ireland	65,409	0.9%
Japan	139,640	1.9%
Jersey	185,333	2.6%
Singapore	377,173	5.2%
Sweden	56,268	0.8%
Switzerland	130,003	1.8%
United Kingdom	1,986,603	27.6%
United States††	872,909	12.1%

Total	$7,200,497	100.0%

††	Includes Short-Term Securities (10.4% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds  September 30, 2009  17

Statements of Assets and Liabilities

As of September 30, 2009	Janus International	Janus International
(all numbers in thousands except net asset value per share)	Equity Fund	Forty Fund

Assets:
Investments at cost	$150,214	$6,623
Unaffiliated investments at value	$173,094	$7,075
Affiliated money market investments	2,826	125
Cash	–	3
Cash denominated in foreign currency(1)	360	22
Receivables:
Investments sold	2,488	–
Fund shares sold	336	14
Dividends	739	17
Due from adviser	–	9
Non-interested Trustees’ deferred compensation	4	–
Other assets	18	1
Total Assets	179,865	7,266
Liabilities:
Payables:
Due to custodian	228	–
Investments Purchased	4,541	128
Fund shares repurchased	314	–
Advisory fees	109	4
Audit fees	25	20
Transfer agent fees and expenses	–	–
Administrative service fees – Class R Shares	–	N/A
Administrative service fees – Class S Shares	1	–
Distribution fees – Class A Shares	15	1
Distribution fees – Class C Shares	13	1
Distribution fees – Class R Shares	–	N/A
Distribution fees – Class S Shares	1	–
Networking fees – Class A Shares	10	–
Networking fees – Class C Shares	1	–
Networking fees – Class I Shares	–	–
Non-interested Trustees’ fees and expenses	1	–
Non-interested Trustees’ deferred compensation fees	4	–
Foreign tax liability	82	11
Accrued expenses and other payables	46	21
Total Liabilities	5,391	186
Net Assets	$174,474	$7,080
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$207,631	$6,892
Undistributed net investment income/(loss)*	471	28
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(59,267)	(406)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	25,639(2)	566(2)
Total Net Assets	$174,474	$7,080
Net Assets – Class A Shares	$71,609	$3,736
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,421	513
Net Asset Value Per Share(3)	$9.65	$7.28
Maximum Offering Price Per Share(4)	$10.24	$7.72
Net Assets – Class C Shares	$16,596	$778
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,744	107
Net Asset Value Per Share(3)	$9.52	$7.25
Net Assets – Class I Shares	$80,850	$1,730
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,380	236
Net Asset Value Per Share	$9.65	$7.33
Net Assets – Class R Shares	$716	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	75	N/A
Net Asset Value Per Share	$9.58	N/A
Net Assets – Class S Shares	$4,702	$835
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	480	114
Net Asset Value Per Share	$9.78	$7.30
Net Assets – Class T Shares	$1	$1
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	119**	156**
Net Asset Value Per Share	$9.64	$7.30

*	See Note 5 in Notes to Financial Statements.
**	Shares outstanding are not in thousands.

(1)	Includes cost of $360,440 and $21,536, respectively, for Janus International Equity Fund and Janus International Forty Fund.
(2)	Net of foreign taxes on investments of $82,307 and $10,870, respectively, for Janus International Equity Fund and Janus International Forty Fund.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

18  Janus Global & International Funds  September 30, 2009

Statements of Operations

	Janus International		Janus International
	Equity Fund		Forty Fund
For the period ended September 30, 2009	Period Ended	Year Ended	Period Ended	Year Ended
and the fiscal year ended July 31, 2009	September 30,	July 31,	September 30,	July 31,
(all numbers in thousands)	2009(1)	2009	2009(1)	2009

Investment Income:
Securities lending income	$–	$9	$–	$–
Dividends	688	3,775(2)	25	71
Dividends from affiliates	1	60	–	1
Foreign tax withheld	(45)	(198)	(1)	(4)
Total Investment Income	644	3,646(2)	24	68
Expenses:
Advisory fees	207	910	8	16
Transfer agent expenses	5	17	2	8
Registration fees	17	95	12	65
Custodian fees	17	82	8	29
Audit fees	1	52	1	43
System fees	7	42	7	29
Printing fees	6	28	5	34
Postage and mailing expenses	2	18	2	13
Non-interested Trustees’ fees and expenses	1	3	–	–
Distribution fees – Class A Shares	29	137	1	2
Distribution fees – Class C Shares	27	126	1	2
Distribution fees – Class R Shares	1	3	N/A	N/A
Distribution fees – Class S Shares	2	7	–	1
Administrative services fees – Class R Shares	–	1	N/A	N/A
Administrative services fees – Class S Shares	2	7	–	1
Networking fees – Class A Shares	11	75	–	–
Networking fees – Class C Shares	3	22	–	–
Networking fees – Class I Shares	–	2	–	–
Other expenses	3	16	4	13
Total Expenses	341	1,643	51	256
Expense and Fee Offset	–	–	–	–
Net Expenses	341	1,643	51	256
Less: Excess Expense Reimbursement	–	–	(36)	(234)
Net Expenses after Expense Reimbursement	341	1,643	15	22
Net Investment Income/(Loss)	303	2,003(2)	9	46
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	2,927	(62,239)(2)	262	(697)
Net realized gain/(loss) from short sales	–	–	–	(1)
Net realized gain/(loss from options contracts	(633)	1,012	(48)	74
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	6,858(3)	30,317(4)	(97)(3)	766(4)
Net Gain/(Loss) on Investments	9,152	(30,967)	117	142
Net Increase/(Decrease) in Net Assets Resulting from Operations	$9,455	$(28,907)	$126	$188

(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year from July 31 to September 30.
(2)	Prior year amounts have been reclassified due to the recharacterization of dividend income on return of capital with no impact to net assets.
(3)	Net of foreign taxes on investments of $82,307 and $10,870, respectively, for Janus International Equity Fund and Janus International Forty Fund.
(4)	Net of foreign taxes on investments of $57,409 and $9,668, respectively, for Janus International Equity Fund and Janus International Forty Fund.

See Notes to Financial Statements.

Janus Global & International Funds  September 30, 2009  19

Statements of Changes in Net Assets

	Janus International			Janus International
For the period ended September 30, 2009	Equity Fund			Forty Fund
and for the fiscal years or period	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
ended July 31	September 30,	July 31,	July 31,	September 30,	July 31,	July 31,
(all numbers in thousands)	2009(1)	2009	2008	2009(1)	2009	2008(2)

Operations:
Net investment income/(loss)	$303	$2,003(3)	$858	$9	$46	$(1)
Net realized gain/(loss) from investment and foreign currency transactions	2,927	(62,239)(3)	1,229	262	(697)	6
Net realized gain/(loss) from short sales	–	–	–	–	(1)	1
Net realized gain/(loss) from options contracts	(633)	1,012	–	(48)	74	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	6,858	30,317	(10,915)	(97)	766	(102)
Net Increase/(Decrease) in Net Assets Resulting from Operations	9,455	(28,907)	(8,828)	126	188	(96)
Dividends and Distributions to Shareholders:
Net investment income *
Class A Shares	–	(1,144)	(6)	–	(11)	–
Class C Shares	–	(145)	–	–	(2)	–
Class I Shares	–	(1,392)	(134)	–	(8)	–
Class R Shares	–	(7)	–	N/A	N/A	N/A
Class S Shares	–	(52)	–	–	(2)	–
Net realized gain from investment transactions*
Class A Shares	–	(658)	(8)	–	(2)	–
Class C Shares	–	(160)	(6)	–	(1)	–
Class I Shares	–	(560)	(114)	–	(4)	–
Class R Shares	–	(6)	(3)	N/A	N/A	N/A
Class S Shares	–	(28)	(3)	–	(1)	–
Net Decrease from Dividends and Distributions	–	(4,152)	(274)	–	(31)	–
Capital Share Transactions:
Shares sold
Class A Shares	7,088	104,626	81,288	1,018	4,459	344
Class C Shares	1,046	21,271	18,116	112	995	270
Class I Shares	6,197	100,296	55,051	384	2,929	690
Class R Shares	8	745	187	N/A	N/A	N/A
Class S Shares	504	6,477	8,496	128	1,190	250
Class T Shares	–	1	N/A	–	1	N/A
Redemption fees
Class I Shares	–	39	13	–	–	–
Class R Shares	–	–	–	N/A	N/A	N/A
Class S Shares	1	4	53	4	–	–
Reinvested dividends and distributions
Class A Shares	–	1,405	13	–	5	–
Class C Shares	–	193	4	–	3	–
Class I Shares	–	1,857	248	–	12	–
Class R Shares	–	13	3	N/A	N/A	N/A
Class S Shares	–	70	3	–	3	–
Shares repurchased
Class A Shares	(4,880)	(94,437)	(3,515)	(66)	(2,363)	–
Class C Shares	(599)	(19,370)	(1,181)	(10)	(587)	–
Class I Shares	(1,234)	(89,885)	(7,093)	(183)	(1,942)	–
Class R Shares	(1)	(686)	(10)	N/A	N/A	N/A
Class S Shares	(342)	(5,274)	(5,204)	(224)	(529)	–
Net Increase/(Decrease) from Capital Share Transactions	7,788	27,345	146,472	1,163	4,176	1,554
Net Increase/(Decrease) in Net Assets	17,243	(5,714)	137,370	1,289	4,333	1,458
Net Assets:
Beginning of period	157,231	162,945	25,575	5,791	1,458	–
End of period	$174,474	$157,231	$162,945	$7,080	$5,791	$1,458

Undistributed net investment income/(loss)*	$471	112(3)	$748	$28	$21	$(1)

*	See Note 5 in Notes to Financial Statements.

(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year from July 31 to September 30.
(2)	Period from May 30, 2008 (inception date) through July 31, 2008.
(3)	Prior year amounts have been reclassified due to the recharacterization of dividend income on return of capital with no impact to net assets.

See Notes to Financial Statements.

20  Janus Global & International Funds  September 30, 2009

Financial Highlights

Class A Shares

For a share outstanding during
the two-month fiscal period ended September 30, 2009	Janus International Equity Fund
and each fiscal year or period ended July 31	2009(1)	2009	2008	2007(2)(3)

Net Asset Value, Beginning of Period	$9.11	$11.53	$11.35	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	.12	(.02)	.09
Net gain/(loss) on investments (both realized and unrealized)	.52	(2.29)	.29	1.26
Total from Investment Operations	.54	(2.17)	.27	1.35
Less Distributions:
Dividends (from net investment income)*	–	(.16)	(.04)	–
Distributions (from capital gains)*	–	(.09)	(.05)	–
Total Distributions	–	(.25)	(.09)	–
Net Asset Value, End of Period	$9.65	$9.11	$11.53	$11.35
Total Return**	5.93%	(18.29)%	2.29%	13.50%
Net Assets, End of Period (in thousands)	$71,609	$65,443	$73,749	$800
Average Net Assets for the Period (in thousands)	$69,156	$54,721	$21,952	$643
Ratio of Gross Expenses to Average Net Assets***(4)	1.31%	1.41%	1.28%	1.50%
Ratio of Net Expenses to Average Net Assets***(4)	1.31%	1.41%	1.27%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.02%	1.49%(5)	1.32%	1.44%
Portfolio Turnover Rate***	115%	176%	39%	57%

For a share outstanding during	Janus International
the two-month fiscal period ended September 30, 2009	Forty Fund
and each fiscal year or period ended July 31	2009(1)	2009	2008(6)

Net Asset Value, Beginning of Period	$7.12	$9.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	.01	.04	–
Net gain/(loss) on investments (both realized and unrealized)	.15	(1.98)	(.89)
Total from Investment Operations	.16	(1.94)	(.89)
Less Distributions:
Dividends (from net investment income)*	–	(.03)	–
Distributions (from capital gains)*	–	(.02)	–
Total Distributions	–	(.05)	–
Net Asset Value, End of Period	$7.28	$7.12	$9.11
Total Return**	2.25%	(21.08)%	(8.90)%
Net Assets, End of Period (in thousands)	$3,736	$2,712	$321
Average Net Assets for the Period (in thousands)	$3,296	$796	$247
Ratio of Gross Expenses to Average Net Assets***(4)	1.26%(7)	1.51%(8)	1.54%(8)
Ratio of Net Expenses to Average Net Assets***(4)	1.25%(7)	1.50%(8)	1.54%(8)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.99%	1.58%	(0.37)%
Portfolio Turnover Rate***	133%	138%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year from July 31 to September 30.
(2)	Period from November 28, 2006 (inception date) through July 31, 2007.
(3)	Certain prior year amounts have been reclassified to conform with current year presentation.
(4)	See Note 6 in Notes to Financial Statements.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return to the class.
(6)	Period from May 30, 2008 (inception date) through July 31, 2008
(7)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 1.69% and 1.68%, respectively, without the waivers of these fees and expenses.
(8)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.51% and 1.50% for 2009 and 1.50% and 1.50% for 2008, respectively, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

Janus Global & International Funds  September 30, 2009  21

Financial Highlights (continued)

Class C Shares

For a share outstanding during
the two-month fiscal period ended September 30, 2009	Janus International Equity Fund
and each fiscal year or period ended July 31	2009(1)	2009	2008	2007(2)

Net Asset Value, Beginning of Period	$9.00	$11.37	$11.30	$10.00
Income from Investment Operations:
Net investment income/(loss)	.01	.06	(.02)	.04
Net gain/(loss) on investments (both realized and unrealized)	.51	(2.26)	.14	1.26
Total from Investment Operations	.52	(2.20)	.12	1.30
Less Distributions:
Dividends (from net investment income)*	–	(.08)	–	–
Distributions (from capital gains)*	–	(.09)	(.05)	–
Total Distributions	–	(.17)	(.05)	–
Net Asset Value, End of Period	$9.52	$9.00	$11.37	$11.30
Total Return**	5.78%	(18.88)%	1.02%	13.00%
Net Assets, End of Period (in thousands)	$16,596	$15,260	$16,623	$846
Average Net Assets for the Period (in thousands)	$15,959	$12,613	$5,971	$619
Ratio of Gross Expenses to Average Net Assets***(3)	2.08%	2.20%	2.04%	2.26%
Ratio of Net Expenses to Average Net Assets***(3)	2.07%	2.20%	2.04%	2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.24%	0.75%(4)	0.51%	0.63%
Portfolio Turnover Rate***	115%	176%	39%	57%

For a share outstanding during	Janus International
the two-month fiscal period ended September 30, 2009	Forty Fund
and each fiscal year or period ended July 31	2009(1)	2009	2008(5)

Net Asset Value, Beginning of Period	$7.09	$9.10	$10.00
Income from Investment Operations:
Net investment income/(loss)	–	.07	(.01)
Net gain/(loss) on investments (both realized and unrealized)	.16	(2.03)	(.89)
Total from Investment Operations	.16	(1.96)	(.90)
Less Distributions:
Dividends (from net investment income)*	–	(.03)	–
Distributions (from capital gains)*	–	(.02)	–
Total Distributions	–	(.05)	–
Net Asset Value, End of Period	$7.25	$7.09	$9.10
Total Return**	2.26%	(21.32)%	(9.00)%
Net Assets, End of Period (in thousands)	$778	$660	$248
Average Net Assets for the Period (in thousands)	$736	$246	$242
Ratio of Gross Expenses to Average Net Assets***(3)	1.43%(6)	1.04%(6)(7)	2.29%(7)
Ratio of Net Expenses to Average Net Assets***(3)	1.41%(6)	1.03%(6)(7)	2.29%(7)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.76%	1.95%	(1.13)%
Portfolio Turnover Rate***	133%	138%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year from July 31 to September 30.
(2)	Period from November 28, 2006 (inception date) through July 31, 2007.
(3)	See Note 6 in Notes to Financial Statements.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return to the class.
(5)	Period from May 30, 2008 (inception date) through July 31, 2008
(6)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 2.44% and 2.42%, respectively, for the period ended September 30, 2009 and 2.26% and 2.25%, respectively, for the fiscal period ended July 31, 2009 without the waiver of these fees and expenses.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.04% and 1.03% for 2009 and 2.25% and 2.25% for 2008, respectively, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

22  Janus Global & International Funds  September 30, 2009

Class I Shares

For a share outstanding during
the two-month fiscal period ended September 30, 2009	Janus International Equity Fund
and each fiscal year or period ended July 31	2009(1)	2009	2008	2007(2)

Net Asset Value, Beginning of Period	$9.11	$11.52	$11.39	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	.14	.08	.05
Net gain/(loss) on investments (both realized and unrealized)	.52	(2.27)	.16	1.34
Total from Investment Operations	.54	(2.13)	.24	1.39
Less Distributions and Other:
Dividends (from net investment income)*	–	(.19)	(.06)	–
Distributions (from capital gains)*	–	(.09)	(.05)	–
Redemption Fees	–(3)	–(3)	–(3)	–
Total Distributions and Other	–	(.28)	(.11)	–
Net Asset Value, End of Period	$9.65	$9.11	$11.52	$11.39
Total Return**	5.93%	(17.89)%	2.02%	13.90%
Net Assets, End of Period (in thousands)	$80,850	$71,578	$68,397	$22,761
Average Net Assets for the Period (in thousands)	$75,168	$52,295	$43,172	$6,599
Ratio of Gross Expenses to Average Net Assets***(4)	0.97%	1.04%	1.19%	1.26%
Ratio of Net Expenses to Average Net Assets***(4)	0.97%	1.04%	1.18%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.37%	2.00%(5)	1.17%	2.28%
Portfolio Turnover Rate***	115%	176%	39%	57%

For a share outstanding during	Janus International
the two-month fiscal period ended September 30, 2009	Forty Fund
and each fiscal year or period ended July 31	2009(1)	2009	2008(6)

Net Asset Value, Beginning of Period	$7.16	$9.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	–	.11	–
Net gain/(loss) on investments (both realized and unrealized)	.17	(2.01)	(.89)
Total from Investment Operations	.17	(1.90)	(.89)
Less Distributions:
Dividends (from net investment income)*	–	(.03)	–
Distributions (from capital gains)*	–	(.02)	–
Total Distributions	–	(.05)	–
Net Asset Value, End of Period	$7.33	$7.16	$9.11
Total Return**	2.37%	(20.63)%	(8.90)%
Net Assets, End of Period (in thousands)	$1,730	$1,507	$662
Average Net Assets for the Period (in thousands)	$1,468	$986	$369
Ratio of Gross Expenses to Average Net Assets***(4)	1.44%	0.55%(7)(8)	1.28%(7)
Ratio of Net Expenses to Average Net Assets***(4)	1.42%	0.55%(7)(8)	1.28%(7)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.70%	2.49%	(0.17)%
Portfolio Turnover Rate***	133%	138%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year from July 31 to September 30.
(2)	Period from November 28, 2006 (inception date) through July 31, 2007.
(3)	Redemption fees aggregated less than $.01 on a per share basis for the period ended.
(4)	See Note 6 in Notes to Financial Statements.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.04%. The adjustment had no impact on total net assets or total return to the class.
(6)	Period from May 30, 2008 (inception date) through July 31, 2008
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 0.55% and 0.55% for 2009 and 1.25% and 1.25% for 2008, respectively, without the inclusion of dividends on short positions.
(8)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 1.26% and 1.25%, respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Global & International Funds  September 30, 2009  23

Financial Highlights (continued)

Class R Shares

For a share outstanding during
the two-month fiscal period ended September 30, 2009	Janus International Equity Fund
and each fiscal year or period ended July 31	2009(1)	2009	2008	2007(2)

Net Asset Value, Beginning of Period	$9.05	$11.40	$11.32	$10.00
Income from Investment Operations:
Net investment income/(loss)	.01	.09	(.01)	.07
Net gain/(loss) on investments (both realized and unrealized)	.52	(2.26)	.14	1.25
Total from Investment Operations	.53	(2.17)	.13	1.32
Less Distributions:
Dividends (from net investment income)*	–	(.09)	–	–
Distributions (from capital gains)*	–	(.09)	(.05)	–
Total Distributions	–	(.18)	(.05)	–
Net Asset Value, End of Period	$9.58	$9.05	$11.40	$11.32
Total Return**	5.86%	(18.61)%	1.11%	13.20%
Net Assets, End of Period (in thousands)	$716	$670	$750	$566
Average Net Assets for the Period (in thousands)	$694	$538	$647	$553
Ratio of Gross Expenses to Average Net Assets***(3)	1.71%	1.78%	2.00%	2.00%
Ratio of Net Expenses to Average Net Assets***(3)	1.71%	1.78%	2.00%	2.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.60%	1.18%(4)	0.22%	0.85%
Portfolio Turnover Rate***	115%	176%	39%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year from July 31 to September 30.
(2)	Period from November 28, 2006 (inception date) through July 31, 2007.
(3)	See Note 6 in Notes to Financial Statements.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return to the class.

See Notes to Financial Statements.

24  Janus Global & International Funds  September 30, 2009

Class S Shares

For a share outstanding during
the two-month fiscal period ended September 30, 2009	Janus International Equity Fund
and each fiscal year or period ended July 31	2009(1)	2009	2008	2007(2)

Net Asset Value, Beginning of Period	$9.24	$11.62	$11.34	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	.07	.03	.08
Net gain/(loss) on investments (both realized and unrealized)	.52	(2.25)	–	1.26
Total from Investment Operations	.54	(2.18)	.03	1.34
Less Distributions and Other:
Dividends (from net investment income)*	–	(.12)	(.01)	–
Distributions (from capital gains)*	–	(.09)	(.05)	–
Redemption Fees	–	.01	.31	–
Total Distributions and Other	–	(.20)	.25	–
Net Asset Value, End of Period	$9.78	$9.24	$11.62	$11.34
Total Return**	5.84%	(18.22)%	2.94%	13.40%
Net Assets, End of Period (in thousands)	$4,702	$4,279	$3,426	$602
Average Net Assets for the Period (in thousands)	$4,556	$2,738	$2,837	$565
Ratio of Gross Expenses to Average Net Assets***(3)	1.46%	1.54%	1.54%	1.75%
Ratio of Net Expenses to Average Net Assets***(3)	1.46%	1.54%	1.54%	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.86%	1.50%(4)	1.07%	1.10%
Portfolio Turnover Rate***	115%	176%	39%	57%

For a share outstanding during	Janus International
the two-month fiscal period ended September 30, 2009	Forty Fund
and each fiscal year or period ended July 31	2009(1)	2009	2008(5)

Net Asset Value, Beginning of Period	$7.11	$9.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	–	.05	(.01)
Net gain/(loss) on investments (both realized and unrealized)	.16	(2.00)	(.88)
Total from Investment Operations	.16	(1.95)	(.89)
Less Distributions:
Dividends (from net investment income)*	–	(.03)	–
Distributions (from capital gains)*	–	(.02)	–
Redemption Fees	.03	–(6)	–
Total Distributions	.03	(.05)	–
Net Asset Value, End of Period	$7.30	$7.11	$9.11
Total Return**	2.67%	(21.19)%	(8.90)%
Net Assets, End of Period (in thousands)	$835	$911	$227
Average Net Assets for the Period (in thousands)	$887	$207	$237
Ratio of Gross Expenses to Average Net Assets***(3)	1.74%	1.02%(7)(8)	1.79%(7)
Ratio of Net Expenses to Average Net Assets***(3)	1.72%	1.01%(7)(8)	1.79%(7)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.35%	2.05%	(0.62)%
Portfolio Turnover Rate***	133%	138%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year from July 31 to September 30.
(2)	Period from November 28, 2006 (inception date) through July 31, 2007.
(3)	See Note 6 in Notes to Financial Statements.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.04%. The adjustment had no impact on total net assets or total return to the class.
(5)	Period from May 30, 2008 (inception date) through July 31, 2008
(6)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.02% and 1.01% for 2009 and 1.75% and 1.75% for 2008, respectively, without the inclusion of dividends on short positions.
(8)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 1.76% and 1.75%, respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Global & International Funds  September 30, 2009  25

Financial Highlights (continued)

Class T Shares

For a share outstanding during	Janus International
the two-month fiscal period ended September 30, 2009	Equity Fund
and the fiscal period ended July 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$9.10	$8.34
Income from Investment Operations:
Net investment income/(loss)	.02	.01
Net gain/(loss) on investments (both realized and unrealized)	.52	.75
Total from Investment Operations	.54	.76
Less Distributions and Other:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions and Other	–	–
Net Asset Value, End of Period	$9.64	$9.10
Total Return**	5.93%	9.11%
Net Assets, End of Period (in thousands)	$1	$1
Average Net Assets for the Period (in thousands)	$1	$1
Ratio of Gross Expenses to Average Net Assets***(3)	1.07%	1.50%
Ratio of Net Expenses to Average Net Assets***(3)	1.07%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.23%	(0.41)%
Portfolio Turnover Rate***	115%	176%

For a share outstanding during	Janus International
the two-month fiscal period ended September 30, 2009	Forty Fund
and the fiscal period ended July 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$7.14	$6.40
Income from Investment Operations:
Net investment income/(loss)	.01	–
Net gain/(loss) on investments (both realized and unrealized)	.15	.74
Total from Investment Operations	.16	.74
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$7.30	$7.14
Total Return**	2.24%	11.56%
Net Assets, End of Period (in thousands)	$1	$1
Average Net Assets for the Period (in thousands)	$1	$1
Ratio of Gross Expenses to Average Net Assets***(3)	1.46%	1.54%
Ratio of Net Expenses to Average Net Assets***(3)	1.45%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.70%	1.32%
Portfolio Turnover Rate***	133%	138%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year from July 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

26  Janus Global & International Funds  September 30, 2009

Notes to Schedules of Investments (unaudited)

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	Is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

LEAPS	Long-Term Equity Anticipation Securities

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.
mu	FU JI Food & Catering Services Holdings, Ltd. filed a petition to wind up the company. See Note 10 in Notes to Financial Statements.

°° ∞  Schedule of Fair Valued Securities (as of September 30, 2009)

		Value as a %
	Value	of Net Assets

Janus International Equity Fund
FU JI Food & Catering Services Holdings, Ltd.	$-	0.0%

Janus International Forty Fund
FU JI Food & Catering Services Holdings, Ltd.	$-	0.0%

Securities are valued at “fair value” pursuant to procedures adopted by the Funds’ Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of September 30, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of September 30, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus International Equity Fund
Common Stock
Agricultural Operations	–	3,041,744	–
Brewery	–	2,610,743	–
Cable Television	–	4,910,525	–
Chemicals – Specialty	–	5,123,589	–
Commercial Banks	–	3,056,464	–
Commercial Services	–	5,825,300	–
Consulting Services	–	4,452,878	–
Cosmetics and Toiletries	–	754,812	–
Distribution/Wholesale	–	4,577,567	–
Diversified Operations	–	1,619,507	–
Enterprise Software/Services	–	7,500,938	–

Janus Global & International Funds  September 30, 2009  27

Notes to Schedules of Investments (unaudited) (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Extended Service Contracts	–	1,738,243	–
Finance – Investment Bankers/Brokers	861,836	2,575,990	–
Finance – Mortgage Loan Banker	–	4,409,213	–
Finance – Other Services	–	3,009,741	–
Food – Retail	–	894,970	–
Food – Wholesale/Distribution	–	3,548,285	–
Hotels and Motels	–	2,343,708	–
Human Resources	–	5,035,805	–
Investment Companies	–	4,405,540	–
Investment Management and Advisory Services	–	1,297,962	–
Medical – Drugs	–	8,757,522	–
Medical Labs and Testing Services	–	1,230,161	–
Medical Products	–	1,569,558	–
Oil – Field Services	–	5,272,415	–
Oil Companies – Exploration and Production	–	1,754,798	–
Oil Field Machinery and Equipment	–	3,173,278	–
Property and Casualty Insurance	–	5,230,595	–
Real Estate Management/Services	1,406,721	7,474,082	–
Real Estate Operating/Development	877,024	2,392,286	–
Retail – Apparel and Shoe	–	4,247,367	–
Retail – Restaurants	–	1,193,559	–
Schools	5,534,160	3,967,482	–
Semiconductor Equipment	–	1,280,817	–
Soap and Cleaning Preparations	–	856,340	–
Tobacco	892,076	15,853,208	–
Transportation – Truck	–	2,530,564	–
Web Portals/Internet Service Providers	–	3,152,189	–
Wireless Equipment	–	787,596	–
All Other	20,065,053	–	–

Money Market	–	2,826,000	–

Total Investments in Securities	$29,636,870	$146,283,341	$–

Investments in Securities:
Janus International Forty Fund
Common Stock
Agricultural Operations	$–	$341,865	$–
Brewery	–	108,456	–
Chemicals – Specialty	–	326,842	–
Commercial Services	–	389,875	–
Consulting Services	–	74,158	–
Distribution/Wholesale	–	280,586	–
Diversified Operations	–	65,567	–
Educational Software	–	62,172	–
Electric Products – Miscellaneous	–	65,292	–
Enterprise Software/Services	–	161,241	–
Finance – Investment Bankers/Brokers	–	64,535	–
Finance – Mortgage Loan Banker	–	210,739	–
Finance – Other Services	113,376	113,562	–
Food – Wholesale/Distribution	–	91,523	–
Human Resources	–	394,394	–
Investment Companies	–	208,117	–
Investment Management and Advisory Services	–	100,722	–
Oil – Field Services	–	69,804	–
Oil Companies – Exploration and Production	–	72,173	–
Oil Field Machinery and Equipment	–	181,788	–
Property and Casualty Insurance	–	277,895	–
Real Estate Management/Services	–	115,529	–
Retail – Apparel and Shoe	–	173,065	–
Retail – Restaurants	–	94,065	–
Schools	360,030	285,650	–
Tobacco	–	519,258	–
Transportation – Truck	–	133,543	–
All Other	1,618,405	–	–

Money Market	–	125,000	–

Total Investments in Securities	$2,091,811	$5,107,416	$–

28  Janus Global & International Funds  September 30, 2009

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Purchased Options:
Janus International Forty Fund	$1,270

(a)	Includes fair value factors.

Level 3 Valuation Reconciliation of Assets (as of the fiscal period ended September 30, 2009)

				Change in
	Balance	Accrued		Unrealized	Transfers In	Balance
	as of	Discounts/	Realized	Appreciation/	and/or	as of
	July 31, 2009	Premiums	Gain/(Loss)	(Depreciation)	Out of Level 3	September 30, 2009

Investments in Securities:
Janus International Equity Fund
Common Stock	$1,073,488	$–	$–	$(1,073,488)	$–	$–

Investments in Securities:
Janus International Forty Fund
Common Stock	$139,451	$–	$–	$(139,451)	$–	$–

Janus Global & International Funds  September 30, 2009  29

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

On July 6, 2009, the Janus Adviser Series funds (each, a “predecessor fund” and collectively, the “predecessor funds”) reorganized with and into a corresponding series of Janus Investment Fund (the “Trust”). Certain historical information contained in this report for periods prior to July 6, 2009 is that of the predecessor funds.

Janus International Equity Fund and Janus International Forty Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of the Trust, which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On August 1, 2009, the Funds changed their fiscal year end from July 31 to September 30. Accordingly, these financial statements include information for the two-month period from August 1, 2009 to September 30, 2009. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Janus International Equity Fund is classified as diversified, as defined by the 1940 Act, and Janus International Forty Fund is classified as nondiversified.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The share classes in this report are not offered directly to individual investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares for Janus International Equity Fund are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Certain prior year amounts in the Financial Highlights for “Payment from affiliate” have been reclassified to conform with current year presentation.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their

30  Janus Global & International Funds  September 30, 2009

principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Janus Global & International Funds  September 30, 2009  31

Notes to Financial Statements (continued)

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Accounting for Uncertainty in Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the two-month period ended September 30, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2009 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends Fair Value Measurements by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to the Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

2.	Derivative Instruments

The Funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, options contracts, swap contracts, forward contracts, and other equity-linked derivatives.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. A Fund may not use any derivative to gain exposure to an asset or class of assets

32  Janus Global & International Funds  September 30, 2009

prohibited by its investment restrictions from purchasing directly.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. OTC derivatives, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to foreign currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

Janus Global & International Funds  September 30, 2009  33

Notes to Financial Statements (continued)

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed index multiplier. Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in

34  Janus Global & International Funds  September 30, 2009

securities prices or interest rates. The Funds are subject to market risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities. Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Funds are subject to credit risk in the normal course of pursuing their investment objectives through their investments in credit default swap contracts. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Funds’ maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers, is the fair value of the contract. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A fund investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

In accordance with FASB guidance, the Funds adopted the provisions of the “Disclosures about Derivative Instruments and Hedging Activities”, which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Janus Global & International Funds  September 30, 2009  35

Notes to Financial Statements (continued)

Fair Value of Derivative Instruments as of September 30, 2009

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus International Forty Fund
Equity Contracts
Purchased Options	Unaffiliated investments at value	$1,270		$–

The effect of Derivative Instruments on the Statements of Operations for the period ended September 30, 2009

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus International Equity Fund

Equity Contracts	$–	$–	$(632,833)	$–	$(632,833)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus International Equity Fund

Equity Contracts	$–	$–	$585,903	$–	$585,903

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus International Forty Fund

Equity Contracts	$–	$–	$(47,660)	$–	$(47,660)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus International Forty Fund

Equity Contracts	$–	$–	$45,380	$–	$45,380

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

The effect of Derivative Instruments on the Statements of Operations for the period ended July 31, 2009

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus International Equity Fund

Equity Contracts	$–	$–	$1,011,700	$–	$1,011,700

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus International Equity Fund

Equity Contracts	$–	$–	$(585,903)	$–	$(585,903)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus International Forty Fund

Equity Contracts	$–	$–	$74,452	$–	$74,452

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus International Forty Fund

Equity Contracts	$–	$–	$(64,678)	$–	$(64,678)

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

36  Janus Global & International Funds  September 30, 2009

3.	Other investments and strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Funds such as a decline in the value and liquidity of many securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude each Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Janus Global & International Funds  September 30, 2009  37

Notes to Financial Statements (continued)

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Janus funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Funds sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the

38  Janus Global & International Funds  September 30, 2009

Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

	Average Daily Net	Base Fee (%)
Fund	Assets of Fund	(annual rate)

Global & International
Janus International Equity Fund	N/A	0.68%
Janus International Forty Fund	N/A	0.73%

For Janus International Equity Fund and Janus International Forty Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Global & International
Janus International Equity Fund	MSCI EAFE® Index
Janus International Forty Fund	MSCI All Country World
ex-U.S. IndexSM

Only the base fee rate applied until December 2007 for the predecessor fund for Janus International Equity Fund and June 2009 for the predecessor fund for Janus International Forty Fund, at which time the calculation of the performance adjustment applies as follows:

(Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment)

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months. When a Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began December 2007 for Janus International Equity Fund and began June 2009 for Janus International Forty Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund’s

Janus Global & International Funds  September 30, 2009  39

Notes to Financial Statements (continued)

benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the two-month period ended September 30, 2009, the following Funds recorded the Performance Adjustment as indicated in the table below:

Fund	Performance Adjustment

Global & International
Janus International Equity Fund	$19,042
Janus International Forty Fund	132

The Performance Adjustments as of the fiscal year ended July 31, 2009 were $77,192 and $40, respectively, for Janus International Equity Fund and Janus International Forty Fund.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds. Certain intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of Janus International Equity Fund and Class S Shares of the Funds for providing or procuring administrative services to investors in Class R Shares of Janus International Equity Fund and Class S Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

Class T Shares of the Funds pays an annual administrative fee of 0.25% of net assets of Class T Shares for administrative services, including recordkeeping, subaccounting, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. These administrative fees are paid by Class T Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Janus Services or its affiliates may also pay administrative fees to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Funds.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. Additionally, distribution and shareholder service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least November 1, 2010 to reimburse the Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, excluding any performance adjustments to management fees, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement applicable to Class R Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Fund	Expense Limit %

Global & International
Janus International Equity Fund	1.25%
Janus International Forty Fund	1.25%

40  Janus Global & International Funds  September 30, 2009

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of September 30, 2009 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the two-month period ended September 30, 2009 and the year ended July 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the two-month period ended September 30, 2009 and the fiscal year ended July 31, 2009.

For the two-month period ended September 30, 2009 and the fiscal year ended July 31, 2009, Janus Capital assumed $8,221 and $3,357, respectively, of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust, (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse the adviser for a portion of the compensation paid to the Chief Compliance Officer and compliance staff of the Trust. Total compensation of $51,555 and $276,484, respectively, was paid by the Trust during the two-month period ended September 30, 2009 and the fiscal year ended July 31, 2009. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price for the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the two-month period ended September 30, 2009, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Global & International
Janus International Equity Fund	$2,540
Janus International Forty Fund	411

Class A Shares may include a contingent deferred sales charge to Janus Distributors of up to 1.00% imposed on certain redemptions of shares bought without an initial sales charge, which may be waived for certain investors. There were no contingent deferred sales charges paid by redeeming shareholders of Class A Shares during the two-month period ended September 30, 2009.

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the two-month period ended September 30, 2009, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent
Deferred
Fund (Class C Shares)	Sales Charge

Global & International
Janus International Equity Fund	$164

A 2.00% redemption fee may be imposed on Class I Shares, Class R Shares, Class S Shares, and Class T Shares of Janus International Equity Fund and Class I Shares, Class S Shares, and Class T Shares of Janus International Forty Fund held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by the Funds for the two-month period ended September 30, 2009 are indicated in the table below:

Fund	Redemption Fee

Global & International
Janus International Equity Fund	$1,358
Janus International Forty Fund	3,577

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the

Janus Global & International Funds  September 30, 2009  41

Notes to Financial Statements (continued)

Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable).The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

During the two-month period ended September 30, 2009 and the fiscal year ended July 31, 2009, respectively, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 9/30/09

Janus Cash Liquidity Fund LLC
Janus International Equity Fund	$18,667,088	$17,588,135	$936	$2,826,000
Janus International Forty Fund	1,267,006	1,142,006	56	125,000

	$19,934,094	$18,730,141	$992	$2,951,000

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 7/31/09

Janus Cash Liquidity Fund LLC
Janus International Equity Fund	$46,438,506	$44,691,459	$2,748	$1,747,047
Janus International Forty Fund	2,453,038	2,453,038	117	–

	$48,891,544	$47,144,497	$2,865	$1,747,047

Janus Institutional Cash Management Fund – Institutional Shares
Janus International Equity Fund	$4,083,091	$8,977,319	$18,239	$–
Janus International Forty Fund	351,418	398,724	181	–

	$4,434,509	$9,376,043	$18,420	$–

Janus Institutional Money Market Fund – Institutional Shares
Janus International Equity Fund	$41,019,754	$49,602,705	$38,676	$–
Janus International Forty Fund	799,121	869,821	307	–

	$41,818,875	$50,472,526	$38,983	$–

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the two-month period ended September 30, 2009, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 7/31/09	Purchases	Purchases	Redemptions	Redemption	at 9/30/09

Global & International
Janus International Equity Fund - Class R Shares	$500,000	$–	–	$–	–	$500,000
Janus International Equity Fund - Class T Shares	1,000	–	–	–	–	1,000
Janus International Forty Fund - Class A Shares	250,000	–	–	–	–	250,000
Janus International Forty Fund - Class C Shares	250,000	–	–	–	–	250,000
Janus International Forty Fund - Class I Shares	250,000	–	–	–	–	250,000
Janus International Forty Fund - Class S Shares	250,000	–	–	–	–	250,000
Janus International Forty Fund - Class T Shares	1,000	–	–	–	–	1,000

42  Janus Global & International Funds  September 30, 2009

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Differences	(Depreciation)

Global & International
Janus International Equity Fund	$479,333	$–	$(55,298,315)	$7,197	$21,654,386
Janus International Forty Fund	28,125	–	(341,618)	(241)	501,904

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2009, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

	September	September	Accumulated
Fund	30, 2016	30, 2017	Capital Losses

Global & International
Janus International Equity Fund(1)	$(16,859,383)	$(38,438,932)	$(55,298,315)
Janus International Forty Fund(1)	(138,537)	(203,081)	(341,618)

(1)	Capital loss carryovers subject to annual limitations.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Global & International
Janus International Equity Fund	$154,183,518	$28,357,901	$(6,621,208)
Janus International Forty Fund	6,687,723	846,558	(333,784)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the period ended September 30, 2009

Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Global & International
Janus International Equity Fund	$–	$–	$–	$–
Janus International Forty Fund	–	–	–	–

Janus Global & International Funds  September 30, 2009  43

Notes to Financial Statements (continued)

For the fiscal year ended July 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Global & International
Janus International Equity Fund	$3,043,229	$1,108,147	$–	$–
Janus International Forty Fund	30,827	–	–	–

For the fiscal year ended July 31, 2008

Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Global & International
Janus International Equity Fund	$274,059	$–	$–	$–
Janus International Forty Fund	–	–	–	–

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets. These gross expense ratios are annualized for periods of less than one full year.

For the two-month period ended September 30, 2009
and each fiscal year or period ended July 31

	Janus International	Janus International
	Equity Fund	Forty Fund

Class A Shares
For the two-month period ended September 30, 2009	1.31%	4.78%
2009	1.41%	12.58%
2008	1.28%	56.43%(1)
2007	9.77%(2)	N/A

Class C Shares
For the two-month period ended September 30, 2009	2.08%	5.61%
2009	2.20%	12.23%
2008	2.04%	52.96%(1)
2007	11.49%(2)	N/A

Class I Shares
For the two-month period ended September 30, 2009	0.97%	4.15%
2009	1.04%	10.08%
2008	1.19%	73.31%(1)
2007	2.40%(2)	N/A

Class R Shares
For the two-month period ended September 30, 2009	1.71%	N/A
2009	1.78%	N/A
2008	2.07%	N/A
2007	11.43%(2)	N/A

Class S Shares
For the two-month period ended September 30, 2009	1.46%	5.29%
2009	1.54%	12.71%
2008	1.54%	50.69%(1)
2007	11.01%(2)	N/A

Class T Shares
For the two-month period ended September 30, 2009	1.07%	4.42%
2009	1.31%(3)	22.34%(3)

(1)	Period from May 30, 2008 (inception date) through July 31, 2008.
(2)	Period from November 28, 2006 (inception date) through July 31, 2007.
(3)	Period from July 6, 2009 (inception date) through July 31, 2009.

44  Janus Global & International Funds  September 30, 2009

7.	Capital Share Transactions

For the two-month period ended September 30, 2009 and each fiscal year or	Janus International Equity Fund			Janus International Forty Fund
period ended July 31 (all numbers in thousands)	2009(1)	2009	2008	2009(1)	2009	2008(2)

Transactions in Fund Shares – Class A Shares:
Shares sold	757	12,530	6,613	141	718	35
Reinvested dividends and distributions	–	192	1	–	1	–
Shares repurchased	(518)	(11,935)	(289)	(9)	(373)	–
Net Increase/(Decrease) in Fund Shares	239	787	6,325	132	346	35
Shares Outstanding, Beginning of Period	7,182	6,395	70	381	35	–
Shares Outstanding, End of Period	7,421	7,182	6,395	513	381	35
Transactions in Fund Shares – Class C Shares:
Shares sold	113	2,640	1,484	15	159	27
Reinvested dividends and distributions	–	27	–	–	–	–
Shares repurchased	(65)	(2,433)	(97)	(1)	(93)	–
Net Increase/(Decrease) in Fund Shares	48	234	1,387	14	66	27
Shares Outstanding, Beginning of Period	1,696	1,462	75	93	27	–
Shares Outstanding, End of Period	1,744	1,696	1,462	107	93	27
Transactions in Fund Shares – Class I Shares:
Shares sold	651	12,544	4,508	52	447	73
Reinvested dividends and distributions	–	247	20	–	2	–
Shares repurchased	(132)	(10,868)	(589)	(26)	(312)	–
Net Increase/(Decrease) in Fund Shares	519	1,923	3,939	26	137	73
Shares Outstanding, Beginning of Period	7,861	5,938	1,999	210	73	–
Shares Outstanding, End of Period	8,380	7,861	5,938	236	210	73
Transactions in Fund Shares – Class R Shares:
Shares sold	1	91	17	N/A	N/A	N/A
Reinvested dividends and distributions	–	2	–	N/A	N/A	N/A
Shares repurchased	–	(85)	(1)	N/A	N/A	N/A
Net Increase/(Decrease) in Fund Shares	1	8	16	N/A	N/A	N/A
Shares Outstanding, Beginning of Period	74	66	50	N/A	N/A	N/A
Shares Outstanding, End of Period	75	74	66	N/A	N/A	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	53	787	682	17	186	25
Reinvested dividends and distributions	–	9	–	–	–	–
Shares repurchased	(36)	(628)	(440)	(31)	(83)	–
Net Increase/(Decrease) in Fund Shares	17	168	242	(14)	103	25
Shares Outstanding, Beginning of Period	463	295	53	128	25	–
Shares Outstanding, End of Period	480	463	295	114	128	25
Transactions in Fund Shares – Class T Shares:
Shares sold	–	120*(3)	N/A	–	156*(3)	N/A
Reinvested dividends and distributions	–	–	N/A	–	–	N/A
Shares repurchased	–	(1)*(3)	N/A	–	–	N/A
Net Increase/(Decrease) in Fund Shares	–	119*(3)	N/A	–	156*(3)	N/A
Shares Outstanding, Beginning of Period	119*	–	N/A	156*	–	N/A
Shares Outstanding, End of Period	119*	119*(3)	N/A	156*	156*(3)	N/A

*	Shares outstanding are not in thousands.

(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year from July 31 to September 30.
(2)	Period from May 30, 2008 (inception date) through July 31, 2008.
(3)	Transactions in Fund Shares - Class T Shares are for the period from July 6, 2009 (inception date) to July 31, 2009.

Janus Global & International Funds  September 30, 2009  45

Notes to Financial Statements (continued)

8.	Purchases and Sales of Investment Securities

For the two-month period ended September 30, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Global & International
Janus International Equity Fund	$40,150,176	$30,997,686	$–	$–
Janus International Forty Fund	2,675,523	1,401,419	–	–

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); and (ii) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the originally-filed actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Steinberg case (action (i) above) except certain claims under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, Janus filed a motion for summary judgment to resolve the remainder of the Section 36(b) claim. The Court has not yet ruled on the motion. In the Wiggins case (action (ii) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, Janus filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the United States Court of Appeals for the Fourth Circuit.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

46  Janus Global & International Funds  September 30, 2009

10.	Subsequent Events

On October 19, 2009, FU JI Food and Catering Services Holdings, Ltd. filed a petition to wind up the company and appointed provisional liquidators to take possession of the assets of the Company and effectively restructure the affairs of the Company. As a result of this event, the Funds reduced the fair market value of this holding to zero and this value is reflected in the September 30, 2009 Schedule of Investments. The Funds’ investments in this issuer expose investors to the negative (or positive) performance resulting from this and other events.

In May 2009, in accordance with FASB guidance, the Funds adopted the provisions of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to September 30, 2009 through November 9, 2009, the date of issuance of the Funds’ financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Global & International Funds  September 30, 2009  47

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus International Equity Fund and Janus International Forty Fund (two of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at September 30, 2009 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
November 9, 2009

48  Janus Global & International Funds  September 30, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

Janus Global & International Funds  September 30, 2009  49

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

50  Janus Global & International Funds  September 30, 2009

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

This statement details the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

Janus Global & International Funds  September 30, 2009  51

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

52  Janus Global & International Funds  September 30, 2009

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the fiscal year ended September 30, 2009:

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

Global & International
Janus International Equity Fund	$11,850	$686,119
Janus International Forty Fund	295	24,599

Dividends Received Deduction Percentage

Fund

Global & International
Janus International Equity Fund	2%
Janus International Forty Fund	3%

Qualified Dividend Income

Fund

Global & International
Janus International Equity Fund	100%
Janus International Forty Fund	100%

Janus Global & International Funds  September 30, 2009  53

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds’ Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment companies advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	52	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	52*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds PLC, consisting of 17 funds. Including Janus Capital Funds PLC and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

54  Janus Global & International Funds  September 30, 2009

TRUSTEES (continued)

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	52	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	52	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Global & International Funds  September 30, 2009  55

Trustees and Officers (unaudited) (continued)

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Laurent Saltiel 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Portfolio Manager Janus International Equity Fund Executive Vice President and Portfolio Manager Janus International Forty Fund	11/06-Present 5/08-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Research Analyst (2002-2009) for Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC); and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC) and Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

56  Janus Global & International Funds  September 30, 2009

Notes

Janus Global & International Funds  September 30, 2009  57

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

For more information about our funds, go to janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Janus money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Janus money market fund.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Funds distributed by Janus Distributors LLC (11/09)

C-1009-031	125-02-500 09-09

2009 Annual Report
Janus Alternative Funds

Alternative
Janus Global Real Estate Fund
Janus Long/Short Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Alternative Funds

Useful Information About Your Fund Report	1
Management Commentaries and Schedules of Investments
Alternative
Janus Global Real Estate Fund	2
Janus Long/Short Fund	10
Statements of Assets and Liabilities	22
Statements of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	25
Notes to Schedules of Investments	31
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	55
Additional Information	56
Explanations of Charts, Tables and Financial Statements	57
Designation Requirements	60
Trustees and Officers	61

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was September 30, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); administrative fees (applicable to Class A Shares, Class C Shares, Class I Shares, and Class T Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the two-month period from August 1, 2009 to September 30, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total operating expenses, excluding any performance adjustments to management fees (if applicable), class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only), administrative services fees (applicable to Class R Shares and Class S Shares), administrative fees (applicable to Class T Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least November 1, 2010. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Alternative Funds  September 30, 2009  1

Janus Global Real Estate Fund (unaudited)

Fund Snapshot
We believe that strategic, well-managed global real estate investments can generate attractive current income and substantial long-term capital appreciation over time. Our integrated equity and fixed income research team works together to identify companies that we feel practice disciplined capital allocation and have a clear ability to grow income and create value.

.

Patrick Brophy
portfolio manager

Performance Overview

Janus Global Real Estate Fund Class I Shares returned 15.18%, while its benchmark, the FTSE EPRA/NAREIT Developed Index, returned 13.70% for the two-month period ended September 30, 2009.

Market Environment

With improving economic data and better-than-expected quarterly earnings reports providing a positive backdrop for financial markets, global equity markets continued to rally from lows reached in mid-March and staged a strong move higher during the third quarter. However, even with the better news flow, there remained significant uncertainty given ongoing headwinds, most notably rising unemployment and weak consumer spending.

For the property sector, continued thawing in the debt markets shifted the focus from balance sheets to operating fundamentals and growth prospects, both of which still face significant challenges in the near term.

The marked divergence in performance among the property sectors of the key geographies that played out in the first half of the year narrowed somewhat during the period, as laggards like the U.S., U.K. and Australia posted strong gains. However, even after sizeable bounces, returns in these markets continued to trail those for the early-year leaders like Hong Kong, Singapore and China on a year-to-date basis.

Contributors to Performance

CBL & Associates Properties, a real estate investment trust (REIT) focused on regional shopping centers, rebounded from recent weakness caused by concerns over consumer spending and the health of their tenant base weighed. We felt the sell-off in the stock was overdone, and because the company boasts attractive assets that we believe continue to trade significantly below net asset value and it has addressed near and intermediate-term balance sheet issues, we continue to own the shares.

Alexandria Real Estate Equities, Inc., a niche office REIT specializing in the life sciences space, was also among top contributors. We feel the company possesses both strong defensive qualities and solid growth opportunities. A critical component of our investment thesis on Alexandria is the potential returns from its large development pipeline, almost all of which is concentrated in strategic “brain-cluster” sub-markets, like the South San Francisco/Mission Bay area, that typically have very high barriers to entry and have long served as biotech/life sciences hotbeds.

One of the world’s largest publicly-traded real estate companies and one of the sector’s few multi-national players, Westfield Group also posted strong gains during the period. While retail real estate remains under pressure, we maintain that the cash flows generated by the company’s high-quality portfolio are more stable and defensive than for which they are given credit.

Detractors from Performance

Mitsubishi Estate Co., Ltd., a large landlord and developer in Japan, suffered as Japan was the only developed market to post a decline during the period. Yet, even with the added uncertainty brought about by the Democratic Party of Japan’s election victory, we continue to see value in Mitsubishi Estate’s enviable portfolio of properties in one of the world’s most supply-constrained markets and tremendous upside potential embedded in its strategic re-development pipeline.

Like Mitsubishi Estate, Mitsui Fudosan Co., Ltd., another large landlord and developer, could not escape the general market weakness in Japan. The company boasts a portfolio of high-quality properties, particularly in Tokyo, and its multiple business platforms, ranging from real estate services and property management to commercial and residential investment and development, provide a wealth of opportunities for future value creation in our view.

New World Development, Ltd., an owner, operator and developer of residential and commercial property in both Hong Kong and mainland China, has a solid pipeline of projects that we expect to significantly enhance its net asset value over the next several years. Like many of our Hong Kong based holdings, New World appears to have suffered from

2  Janus Alternative Funds  September 30, 2009

(unaudited)

some profit-taking in the two-month period; year-to date the stock was up 115%.

Derivatives

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

As investors debate the potential timing, sustainability and strength of an economic recovery in the developed world, we continue to manage the Fund as though the uncertainty and choppy markets will persist for the foreseeable future. This may prove overly conservative, but until underlying fundamentals or growth prospects justify higher valuations, we will maintain our defensive posture, focusing on those geographies where the property markets are healthiest or at least not as exposed to strong headwinds. And as always, we will endeavor to uncover those companies that possess the characteristics central to our core investment philosophy: focused business, disciplined allocation of capital, high barrier-to-entry markets, attractive/irreplaceable real estate assets, development expertise, and quality management.

As we’ve said before, in markets like the U.S. and U.K., real estate headlines will continue to be bad, as the deleveraging process runs its course and more properties are marked to market. But transactions, which have been all but non-existent, will come back, as they are already starting to in the U.K., and buyers with access to capital and solid balance sheets should see some exceptional opportunities. Again, we intend to be one of those buyers, putting ourselves and our shareholders in position to benefit as real estate markets recover.

Thank you for your investment in Janus Global Real Estate Fund.

Janus Global Real Estate Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

CBL & Associates Properties	1.54%
Macerich Co.	1.53%
Alexandria Real Estate Equities, Inc.	1.30%
Westfield Group	1.23%
ProLogis	1.12%

5 Bottom Performers – Equity Holdings

Contribution

Mitsubishi Estate Co., Ltd.	-0.14%
Mitsui Fudosan Co., Ltd.	-0.13%
New World Development, Ltd.	-0.13%
Sun Hung Kai Properties, Ltd.	-0.13%
Tokyu REIT, Inc.	-0.10%

5 Top Performers – Sub-Industries

		Fund Weighting	FTSE EPRA/NAREIT Developed
	Fund Contribution	(Average % of Equity)	Index Weighting

Retail REITs	7.34%	25.74%	23.39%
Office REITs	3.76%	13.45%	11.38%
Industrial REITs	1.69%	5.54%	3.84%
Residential REITs	1.22%	4.18%	5.79%
Specialized REITs	1.10%	8.61%	9.81%

5 Bottom Performers – Sub-Industries

		Fund Weighting	FTSE EPRA/NAREIT Developed
	Fund Contribution	(Average % of Equity)	Index Weighting

Construction & Engineering	-0.05%	0.39%	0.00%
Electric Utilities	0.00%	0.02%	0.00%
Other Diversified Financial Services	0.01%	0.03%	0.00%
Marine Ports & Services	0.01%	1.39%	0.00%
Forest Products	0.03%	1.15%	0.00%

Janus Alternative Funds  September 30, 2009  3

Janus Global Real Estate Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2009

Unibail-Rodamco REIT – Diversified	3.5%
CapitaLand, Ltd. Real Estate Operating/Development	3.3%
Westfield Group REIT – Shopping Centers	3.1%
Alexandria Real Estate Equities, Inc. REIT – Office Property	2.9%
Mitsubishi Estate Co., Ltd. Real Estate Management/Services	2.7%

15.5%

Asset Allocation – (% of Net Assets)
As of September 30, 2009

Emerging markets comprised 2.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2009

As of July 31, 2009

4  Janus Alternative Funds  September 30, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended September 30, 2009				Expense Ratios – estimated for the fiscal year
	Two-Month
	Period
	Ended	One	Since	Total Annual Fund	Net Annual Fund
	9/30/09	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Real Estate Fund – Class A Shares

NAV	15.08%	–0.04%	–12.16%	5.52%	1.58%

MOP	8.41%	–5.78%	–14.94%

Janus Global Real Estate Fund – Class C Shares

NAV	15.16%	–0.04%	–12.46%	6.20%	2.33%

CDSC	14.01%	–1.00%	–12.46%

Janus Global Real Estate Fund – Class I Shares	15.18%	0.22%	–11.98%	4.97%	1.33%

Janus Global Real Estate Fund – Class S Shares	15.21%	0.13%	–12.20%	5.70%	1.83%

Janus Global Real Estate Fund – Class T Shares	15.21%	–2.28%	–14.63%	5.32%	1.58%

FTSE EPRA/NAREIT Developed Index	13.70%	–10.45%	6.72%

Lipper Quartile – Class I Shares	–	1st	1st

Lipper Ranking – Class I Shares based on total returns for Global Real Estate Funds	–	2/79	1/70

Visit janus.com/advisor to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

Janus Alternative Funds  September 30, 2009  5

Janus Global Real Estate Fund (unaudited)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during their fiscal year. The expense information shown includes administrative fee expenses, if applicable. It is important for you to know that a decline in the Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold shares of the Fund. Significant declines in the Fund’s net assets will increase the Fund’s total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s fee waiver exceeded the investment advisory fee for the period presented so the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers).

The Fund changed its fiscal year end from July 31 to September 30.

The Fund’s performance may be affected by risks that include those associated with non-diversification, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/advisor for more information about risks, fund holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Global Real Estate Fund (the “JAD predecessor fund’’) into corresponding shares of Janus Global Real Estate Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into Janus Global Real Estate Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class I Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The JAD predecessor fund’s inception date – November 28, 2007

6  Janus Alternative Funds  September 30, 2009

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/09)	(9/30/09)	(8/1/09-9/30/09)†

Actual	$1,000.00	$1,152.30	$2.93

Hypothetical (5% return before expenses)	$1,000.00	$1,016.90	$8.24

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/09)	(9/30/09)	(8/1/09-9/30/09)†

Actual	$1,000.00	$1,151.60	$4.24

Hypothetical (5% return before expenses)	$1,000.00	$1,013.24	$11.91

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/09)	(9/30/09)	(8/1/09-9/30/09)†

Actual	$1,000.00	$1,151.80	$2.50

Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.03

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/09)	(9/30/09)	(8/1/09-9/30/09)†

Actual	$1,000.00	$1,152.10	$3.34

Hypothetical (5% return before expenses)	$1,000.00	$1,015.74	$9.40

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(8/1/09)	(9/30/09)	(8/1/09-9/30/09)†

Actual	$1,000.00	$1,152.10	$2.90

Hypothetical (5% return before expenses)	$1,000.00	$1,017.00	$8.14

†	Expenses are equal to the annualized expense ratio of 1.63% for Class A Shares, 2.36% for Class C Shares, 1.39% for Class I Shares, 1.86% for Class S Shares, and 1.61% for Class T Shares multiplied by the average account value over the period, multiplied by 61/365 (to reflect the two-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a two-month period. Therefore, actual expenses are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

Janus Alternative Funds  September 30, 2009  7

Janus Global Real Estate Fund

Schedule of Investments

As of September 30, 2009

Shares or Principal Amount		Value

Common Stock – 85.1%
Building – Mobile Home and Manufactured Homes – 0.2%
645	Maisons France Confort	$25,620
Building – Residential and Commercial – 1.2%
9,200	MRV Engenharia e Participacoes S.A.	176,593
Diversified Operations – 3.0%
54,000	China Merchants Holdings International Co. Ltd.	177,031
53,000	Wharf Holdings, Ltd.	279,624
		456,655
Electric – Transmission – 0%
108	Brookfield Infrastructure Partners L.P.	1,778
Forestry – 1.6%
2,680	Deltic Timber Corp.	122,664
3,960	Plum Creek Timber Co., Inc.	121,334
		243,998
Hotels and Motels – 0.2%
3,200	Orient-Express Hotel, Ltd. – Class A*	36,832
Real Estate Management/Services – 6.1%
10,075	CB Richard Ellis Group, Inc. – Class A*	118,281
1,150	Deutsche Euroshop A.G.*	40,373
4,445	First Capital Realty, Inc.	79,939
5,070	Jones Lang LaSalle, Inc.	240,166
2,700	LPS Brasil Consultoria de Imoveis S.A.*	28,001
26,000	Mitsubishi Estate Co., Ltd.	406,473
331	Orco Property Group*	3,779
		917,012
Real Estate Operating/Development – 17.7%
4,365	Ablon Group*	4,952
14,665	Brookefield Asset Management, Inc. – Class A (U.S. Shares)	333,042
187,500	CapitaLand, Ltd.	491,002
32,725	China Resources Land, Ltd.	71,200
37,600	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes	220,552
11,598	Forestar Group, Inc.*	199,254
12,921	GAGFAH S.A.	145,233
110,000	Hang Lung Properties, Ltd.	401,852
545,000	HKC Holdings, Ltd.	42,784
15,000	Hysan Development Co., Ltd.	37,326
12,000	Mitsui Fudosan Co., Ltd.	201,172
50,000	New World Development, Ltd.	106,816
10,855	Risanamento S.P.A.*	7,208
2,470	St. Joe Co.*	71,926
22,000	Sun Hung Kai Properties, Ltd.	322,460
		2,656,779
REIT – Apartments – 3.4%
2,255	American Campus Communities	60,547
6,000	Associated Estates Realty Corp.	57,720
1,430	Boardwalk Real Estate Investment Trust	51,501
2,000	BRE Properties, Inc. – Class A	62,600
2,990	Camden Property Trust	120,497
1,200	Essex Property Trust, Inc.	95,496
1,415	Home Properties, Inc.	60,972
		509,333
REIT – Diversified – 13.6%
5,260	CapLease, Inc.	21,198
1,003	Corio N.V.	69,194
64,636	Dexus Property Group	48,002
8,390	Digital Realty Trust, Inc.	383,507
4,410	Entertainment Properties Trust	150,557
4,275	Eurocommercial Properties N.V.	169,441
15,776	Goodman Group	9,188
6,269	Lexington Realty Trust	31,972
245,000	Mapletree Logistics Trust	133,408
11,200	Morguard Real Estate Trust Unit	120,538
804	Segro PLC	4,727
2,504	Unibail-Rodamco	520,822
4,157	Vornado Realty Trust	267,752
11,000	Winthrop Realty Trust	107,140
		2,037,446
REIT – Health Care – 4.8%
12,255	HCP, Inc.	352,208
4,835	Health Care REIT, Inc.	201,233
4,120	Ventas, Inc.	158,620
		712,061
REIT – Hotels – 0.1%
545	LaSalle Hotel Properties	10,715
REIT – Mortgage – 1.0%
7,930	Annaly Mortgage Management, Inc.	143,850
380	Crystal River Capital, Inc.	460
3,452	Gramercy Capital Corp.*	8,388
340	JER Investors Trust, Inc.	252
640	Resource Capital Corp.	3,482
		156,432
REIT – Office Property – 8.8%
8,070	Alexandria Real Estate Equities, Inc.	438,604
4,755	Boston Properties, Inc.	311,689
6,220	Douglas Emmett, Inc.	76,382
1,685	Highwoods Properties, Inc.	52,993
5,355	Kilroy Realty Corp.	148,548
4,270	SL Green Realty Corp.	187,240
20	Tokyu REIT, Inc.	99,622
		1,315,078
REIT – Regional Malls – 5.7%
39,130	CBL & Associates Properties	379,561
1,850	Feldman Mall Properties, Inc.*	204
2,480	General Growth Properties, Inc.*	12,028
13,372	Macerich Co.	405,572
818	Simon Property Group, Inc.	56,794
		854,159
REIT – Shopping Centers – 10.1%
6,999	Acadia Realty Trust	105,475
9,100	Equity One, Inc.	142,597
4,100	Federal Realty Investment Trust	251,617
14,783	Kimco Realty Corp.	192,770
5,745	Kite Realty Group Trust	23,957
40,000	Link REIT	88,005
3,400	Tangar Factory Outlet Center	126,956
5,915	Weingarten Realty Investors	117,827
37,684	Westfield Group	458,750
		1,507,954

See Notes to Schedules of Investments and Financial Statements.

8  Janus Alternative Funds  September 30, 2009

Schedule of Investments

As of September 30, 2009

Shares or Principal Amount		Value

REIT – Storage – 1.0%
6,765	Extra Space Storage, Inc.	$71,371
1,000	Public Storage	75,240
		146,611
REIT – Warehouse/Industrial – 3.6%
4,455	AMB Property Corp.	102,242
3,130	First Potomac Realty Trust	36,183
33,452	ProLogis	398,748
		537,173
Resorts and Theme Parks – 1.0%
4,525	Vail Resorts, Inc.*	151,769
Retail – Restaurants – 1.0%
7,590	Whitbread PLC	147,478
Transportation – Marine – 0.6%
2,980	Alexander & Baldwin, Inc.	95,628
Wireless Equipment – 0.4%
1,840	Crown Castle International Corp.*	57,702

Total Common Stock (cost $11,273,933)		12,754,806

Corporate Bonds – 0.5%
REIT – Diversified – 0.2%
$35,000	Vornado Realty Trust, 2.8500%, 4/1/27	33,294
REIT – Warehouse/Industrial – 0.3%
50,000	ProLogis, 2.2500%, 4/1/37	45,062

Total Corporate Bonds (cost $48,131)		78,356

Money Market – 13.0%
1,951,761	Janus Cash Liquidity Fund LLC, 0% (cost $1,951,761)	1,951,761

Total Investments (total cost $13,273,825) – 98.6%		14,784,923

Cash, Receivables and Other Assets, net of Liabilities – 1.4%		216,296

Net Assets – 100%		$15,001,219

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$515,940	3.5%
Bermuda	81,394	0.5%
Brazil	425,147	2.9%
Canada	585,020	4.0%
Cayman Islands	71,201	0.5%
France	546,442	3.7%
Germany	185,605	1.3%
Guernsey	4,952	0.0%
Hong Kong	1,413,114	9.6%
Italy	7,208	0.0%
Japan	707,267	4.8%
Luxembourg	3,779	0.0%
Netherlands	238,635	1.6%
Singapore	624,410	4.2%
United Kingdom	152,204	1.0%
United States††	9,222,605	62.4%

Total	$14,784,923	100.0%

††	Includes Short-Term Securities (49.2% excluding Short-Term Securities)

Schedule of Written Options – Puts	Value

Simon Property Group, Inc. expires October 2009 60 contracts exercise price $55.00 (premiums received $2,640)	$(1,200)

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds  September 30, 2009  9

Janus Long/Short Fund (unaudited)

Fund Snapshot
We believe a bottom-up process, focused on non-consensus long and short investment ideas, will drive strong risk-adjusted returns over time. Through our deep fundamental analysis, we seek to capitalize on asymmetrical risk/reward opportunities to create a portfolio that expects to be 40-60% net long, on average, over a full market cycle.

David Decker
lead co-portfolio manager

Daniel Riff
co-portfolio manager

Performance Summary

The two-month period ended September 30, 2009 showed improving returns for Janus Long/Short Fund. Over that period, the Fund’s I Shares returned 9.41% versus the S&P 500® Index, the Fund’s primary benchmark, which returned 7.48%. The Fund outperformed largely aided by our long positions, while our short positions in aggregate rose less than the overall market amid the equity rally. While equity markets generally rose during the period, some differentiation in the fundamental quality of companies provided an improved backdrop for stock-picking on both the long and the short side of the portfolio.

What happened?

Continuing the rally that began in early March, global equity markets finished the two-month period higher with most major indices posting modest gains. Stocks outside the U.S. generally outperformed with developed European markets posting the largest gains in local currency terms. Asian stocks generally lagged with Japan posting the weakest results while emerging markets largely lagged developed markets. Stocks in India and emerging Latin American markets were among the top performers during the period. A weak dollar enhanced the returns for U.S. dollar-based investors. On a sector basis, financials, industrials and consumer discretionary stocks were the top performers within the S&P 500® Index. Meanwhile telecommunication services and healthcare underperformed. The MSCI All Country World IndexSM saw financials and industrials lead with healthcare and consumer staples among the main laggards. Most commodities were higher during the quarter led by gains in natural gas and precious metals.

On both the long and short side, stock selection within financials was the primary driver of the Fund’s outperformance during the period. Strength in Indian equity markets remained a tailwind for our long position in ICICI Bank, Ltd. (ADR), the second largest bank in India. We are positive on the Indian economy and ICICI’s position to capitalize on the country’s developing credit and banking markets. We continue to believe this is one of the premier retail banking franchises in India with the potential for branch expansion and margin improvement longer term.

Forestar Group, Inc. was another strong performing long position during the period. Forestar is a land development company focused on the entitlement development and disposition of a vast swath of timberlands located in Texas and the southeastern U.S. We believe the company remained attractively valued relative to its underlying resources at period end.

In terms of detractors, our long positions in energy weighed on relative results, as did our short positions in consumer-related sectors. Oil and gas exploration and production company Denbury Resources, Inc., a long position, fell after it reported adjusted earnings that were lower than Wall Street estimates. We think the company’s technology, which allows it to extract the hard to get oil left behind by other exploration companies, sets Denbury apart from typical oil and gas explorers. We believe Denbury’s technology and asset base are misunderstood by the market and that the company will create value over time.

Power Grid Corp. of India, Ltd., another long position, declined during the period. This regulated electric power grid operator in India is a natural monopoly in a country that has not met all of its power needs. In addition, we like its ability to pass on costs to customers and its bargaining position with transmission and distribution equipment providers.

How are we positioned?

Broadly speaking, we continued to buy three types of longs: undervalued growth, unrecognized value and special situations. Our growth names were unique franchises being underpriced because of a resolvable controversy – Anheuser-Busch InBev N.V. traded at a double-digit free-cash flow (FCF) yield because investors feared its (very manageable in our view) debt load; Adidas traded at a substantial discount to Nike because they were too slow to adapt to the global consumer downturn; and, ICICI Bank, Ltd. (ADR) traded at just a small premium to book because investors have been nervous about their transition from aggressive growth to more balanced value creation.

10  Janus Alternative Funds  September 30, 2009

(unaudited)

Our unrecognized value names were generally well-run franchises trading at historically low prices. These included financials like ACE Ltd. (U.S. Shares) and Bank of America Corp. and turnarounds like eBay, Inc. In each case, the equity was priced for a continuation (or worsening) of distressed or disappointing trends and we will look to capture upside if anything other than the downside case emerges. We can never be sure of when this comes or with how much force, but we don’t expect to suffer great risk of loss while we wait. Finally, special situations provided some of the highest reward to our fundamental research effort. Examples here included real estate names like ProLogis, Forestar Group, Inc. and St. Joe Co.. Each was priced well below immediate liquidation value and could compound value as conditions improve.

On the short side, we continued to look in three areas: fads, flawed companies and frauds. Fads are the easiest to identify but the hardest to time. Shorting too early often means being wrong in fads. We’ve found that jumping on after the first disappointment is not too late because when the company’s fad-based fundamental story deteriorates it generally remains broken.

Flawed companies are a bit tougher to find but still in relative abundance. These are franchises with some combination of shallow competitive moats, no pricing power, intense competition and weak management. Opportunities here tend to be thematic – if an industry or sub-sector is structurally challenged; the opportunity generally exists to short many companies at once.

Frauds, the third short bucket, are the most elusive. Companies don’t advertise their accounting manipulation or corporate mismanagement. But our accounting analysis and deep grassroots digging does occasionally surface signs of fraud. Here, we’re willing to hold on longer in an attempt to capture more than just a small gain.

Where’s the market headed from here?

We think the global financial system is in better shape now and that the worst is potentially behind us. Economic conditions in key regions of the world have improved in recent months and stocks have reacted quite positively. But this does not necessarily mean it will be clear sailing ahead. We believe the recovery will be uneven, particularly in the United States, which must still address some of the structural debt problems that contributed to the recession in the first place. U.S. debt and unemployment remain uncomfortably high and will likely dampen the pace of any recovery. While we are still cautious and do not necessarily see strong growth in the U.S., we think the developing world, with its continued growth, could help the global economy improve.

Businesses have been preparing for the absolute worst case scenario, as have consumers, and it appears to us that conditions are not as bad as originally feared. We do not think stocks are overvalued currently and have been finding compelling opportunities outside of the U.S., particularly in Asia. From our perspective, while the macro environment will certainly affect the outlook of the companies in which we invest, we look for companies whose opportunities and risks are mostly company specific. In this way, we need to worry less about trying to predict the future and more about the fundamental issues specific to the companies we own. What we are very confident about is that not only is the risk/reward of the portfolio extremely favorable, but that there are tremendous investment opportunities emerging.

Note on use of options

We employed options strategies during the reporting period including index puts and spreads as hedges, as well as strategic synthetic long and short positions. Our use of spreads helps to reduce the overall cost of hedging as it involves simultaneously buying and selling put or call options on an index or stock at different strike prices with the premium received from selling an option offsetting some or all of the costs of purchasing another option on the same underlying stock or index. In terms of creating synthetic positions, we use derivatives, such as options, in an attempt to replicate inexpensively the return characteristics of either a long or short position in a stock instead of outright taking a long or short position in the stock. Many strategies overlap with those executed by Janus Contrarian Fund. Typical tenor is three months or less with two TOPIX Banks Index options at six months. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Janus Alternative Funds  September 30, 2009  11

Janus Long/Short Fund (unaudited)

Janus Long/Short Fund At A Glance

5 Top Performers – Holdings

Contribution

Forestar Group, Inc.	4.27%
ProLogis	3.81%
ICICI Bank, Ltd. (ADR)	3.57%
Assured Guaranty, Ltd.	3.32%
ProShares UltraShort Real Estate (ETF)	2.90%

5 Bottom Performers – Holdings

Contribution

Chesapeake Energy Corp.	-1.37%
Corinthian Colleges, Inc.	-1.36%
Denbury Resources, Inc.	-1.01%
ITT Educational Services, Inc.	-0.87%
Zions Bancorporation	-0.77%

5 Top Performers – Sectors†

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	6.70%	36.52%	15.00%
Consumer Discretionary	1.04%	8.69%	9.15%
Consumer Staples	0.78%	5.45%	11.48%
Industrials	0.58%	4.70%	10.16%
Energy	0.50%	12.49%	11.82%

5 Bottom Performers – Sectors†

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Telecommunication Services	0.00%	0.00%	3.21%
Other*	0.00%	0.02%	0.00%
Information Technology	0.09%	2.61%	18.52%
Health Care	0.39%	4.32%	13.40%
Materials	0.43%	8.39%	3.47%

†	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

*	Industry not classified by GICS

12  Janus Alternative Funds  September 30, 2009

(unaudited)

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2009

Emerging markets comprised 18.5% of total net assets.

As of July 31, 2009

Emerging markets comprised 15.9% of total net assets.

Top Country Allocations – Short Positions (% of Securities Sold Short)
As of September 30, 2009

Emerging markets comprised 1.2% of total net assets.

As of July 31, 2009

Emerging markets comprised 2.1% of total net assets.

Janus Alternative Funds  September 30, 2009  13

Janus Long/Short Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended September 30, 2009				Expense Ratios – estimated for the fiscal year
	Two-Month
	Period
	Ended	One	Since	Total Annual Fund	Net Annual Fund
	9/30/09	Year	Inception*	Operating Expenses	Operating Expenses

Janus Long/Short Fund – Class A Shares

NAV	9.34%	–4.21%	0.05%	3.56%	3.56%

MOP	3.08%	–9.72%	–1.80%

Janus Long/Short Fund – Class C Shares

NAV	9.24%	–4.88%	–0.68%	4.29%	4.29%

CDSC	8.14%	–5.82%	–0.68%

Janus Long/Short Fund – Class I Shares	9.41%	–3.89%	0.36%	3.27%	3.27%

Janus Long/Short Fund – Class R Shares	9.45%	–4.71%	–2.08%	4.00%	4.00%

Janus Long/Short Fund – Class S Shares	9.22%	–4.29%	–0.09%	3.74%	3.74%

Janus Long/Short Fund – Class T Shares	10.25%	–3.89%	0.36%	3.50%	3.50%

S&P 500® Index	7.48%	–6.91%	10.01%

London Interbank Offered Rate (LIBOR)	0.10%	11.20%	3.41%

Lipper Quartile – Class I Shares	–	2nd	1st

Lipper Ranking – Class I Shares based on total returns for Long/Short Equity Funds	–	54/118	11/47

Visit janus.com/advisor to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

14  Janus Alternative Funds  September 30, 2009

(unaudited)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class R Shares, Class S Shares, and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

Annual expense ratios include dividends and interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during its fiscal year. The expense information shown includes administrative fee expenses, if applicable. It is important for you to know that a decline in the Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold shares of the Fund. Significant declines in the Fund’s net assets will increase the Fund’s total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund changed its fiscal year end from July 31 to September 30.

The Fund’s performance may be affected by risks that include those associated with non-diversification, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/advisor for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund held approximately 12.8% of its total investments in Indian securities as of September 30, 2009 and the Fund may have experienced significant gains or losses due, in part, to its investments in India. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Long/Short Fund (the “JAD predecessor fund’’) into corresponding shares of Janus Long/Short Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into Janus Long/Short Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class I Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

August 3, 2006 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the JAD predecessor fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The JAD predecessor fund’s inception date – August 1, 2006

Janus Alternative Funds  September 30, 2009  15

Janus Long/Short Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period
Expense Example – Class A Shares	(8/1/09)	(9/30/09)	(8/1/09-9/30/09)†

Actual	$1,000.00	$1,088.50	$9.77

Hypothetical (5% return before expenses)	$1,000.00	$996.99	$28.03

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
Expense Example – Class C Shares	(8/1/09)	(9/30/09)	(8/1/09-9/30/09)†

Actual	$1,000.00	$1,087.40	$11.09

Hypothetical (5% return before expenses)	$1,000.00	$993.18	$31.78

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
Expense Example – Class I Shares	(8/1/09)	(9/30/09)	(8/1/09-9/30/09)†

Actual	$1,000.00	$1,089.20	$9.25

Hypothetical (5% return before expenses)	$1,000.00	$998.50	$26.55

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
Expense Example – Class R Shares	(8/1/09)	(9/30/09)	(8/1/09-9/30/09)†

Actual	$1,000.00	$1,089.30	$10.35

Hypothetical (5% return before expenses)	$1,000.00	$995.34	$29.66

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
Expense Example – Class S Shares	(8/1/09)	(9/30/09)	(8/1/09-9/30/09)†

Actual	$1,000.00	$1,086.30	$9.90

Hypothetical (5% return before expenses)	$1,000.00	$996.59	$28.43

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
Expense Example – Class T Shares	(8/1/09)	(9/30/09)	(8/1/09-9/30/09)†

Actual	$1,000.00	$1,090.20	$9.34

Hypothetical (5% return before expenses)	$1,000.00	$998.25	$26.80

†	Expenses are equal to the annualized expense ratio of 5.60% for Class A Shares, 6.36% for Class C Shares, 5.30% for Class I Shares, 5.93% for Class R Shares, 5.68% for Class S Shares and 5.35% for Class T Shares multiplied by the average account value over the period, multiplied by 61/365 (to reflect a two-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a two-month period. Therefore, actual expenses are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

16  Janus Alternative Funds  September 30, 2009

Janus Long/Short Fund

Schedule of Investments

As of September 30, 2009

Shares/Principal/Contract Amounts		Value

Common Stock± – 97.4%
Agricultural Chemicals – 0.5%
20,236	Mosaic Co.	$972,744
Airlines – 0.9%
180,589	UAL Corp.*	1,665,030
Athletic Footwear – 1.3%
44,570	Adidas A.G.	2,369,672
Automotive – Cars and Light Trucks – 1.7%
62,189	Bayerische Motoren Werke A.G.	2,998,052
Automotive – Medium and Heavy Duty Trucks – 0.7%
32,315	PACCAR, Inc.	1,218,599
Batteries and Battery Systems – 1.1%
95,265	A123 Systems, Inc.*	2,031,050
Brewery – 1.9%
73,592	Anheuser-Busch InBev N.V.	3,364,720
780,976	Anheuser-Busch InBev N.V. – VVPR Strip*	3,428
		3,368,148
Broadcast Services and Programming – 1.6%
122,063	Liberty Global, Inc. – Class A*	2,754,962
Chemicals – Diversified – 0.8%
27,062	BASF S.E.	1,437,787
Closed-End Funds – 0%
35	Calamos Convertible Opportunities & Income Fund	416
Commercial Banks – 8.2%
339,857	ICICI Bank, Ltd. (ADR)	13,104,886
41,088	Standard Bank Group, Ltd.	532,794
29,736	Standard Chartered PLC	733,069
3,910	State Bank of India, Ltd.	177,556
		14,548,305
Computers – 0.7%
18,045	Wincor Nixdorf A.G.	1,162,580
Containers – Metal and Glass – 1.2%
55,832	Owens-Illinois, Inc.*	2,060,201
Diversified Minerals – 2.1%
55,675	Angiodynamics, Inc.*	1,772,035
1,406,084	Lynas Corp., Ltd.*	862,818
42,795	Teck Cominco, Ltd. – Class B*	1,179,421
		3,814,274
Diversified Operations – 0.9%
472,000	China Merchants Holdings International Co., Ltd.	1,547,383
E-Commerce/Services – 1.0%
74,865	eBay, Inc.*	1,767,563
Electric – Generation – 1.2%
502,317	NTPC, Ltd.	2,221,428
Electric – Transmission – 1.2%
900,202	Power Grid Corp. of India, Ltd.	2,049,312
Electric Products – Miscellaneous – 1.9%
70,173	Bharat Heavy Electricals, Ltd.	3,396,393
Fertilizers – 1.3%
640,000	Taiwan Fertilizer Co., Ltd.	2,283,197
Financial Guarantee Insurance – 4.7%
214,033	Assured Guaranty, Ltd.	4,156,521
398,213	Radian Group, Inc.	4,213,093
		8,369,614
Food – Retail – 2.0%
560,727	Tesco PLC	3,587,373
Gold Mining – 1.8%
33,975	Agnico-Eagle Mines, Ltd. (U.S. Shares)	2,305,204
32,300	Franco-Nevada Corp.	847,633
		3,152,837
Internet Security – 0.5%
54,870	Symantec Corp.*	903,709
Medical – Drugs – 2.0%
57,563	Novo Nordisk A/S	3,623,591
Medical Products – 3.1%
37,672	Becton, Dickinson and Co.	2,627,622
66,325	Covidien PLC (U.S. Shares)	2,869,220
		5,496,842
Metal – Copper – 0.8%
21,036	Freeport-McMoRan Copper & Gold, Inc. – Class B*	1,443,280
Metal Processors and Fabricators – 1.1%
352,749	Bharat Forge, Ltd.	2,021,216
Multi-Line Insurance – 2.3%
75,855	ACE, Ltd. (U.S. Shares)	4,055,208
Multimedia – 2.1%
121,048	Liberty Media Corp. – Entertainment – Class A*	3,765,803
Non-Ferrous Metals – 0.8%
116,800	Thompson Creek Metals Co., Inc.*	1,410,897
Oil Companies – Exploration and Production – 11.5%
421,015	Denbury Resources, Inc.*	6,369,957
32,015	EOG Resources, Inc.	2,673,573
41,890	Occidental Petroleum Corp.	3,284,176
1,300	OGX Petroleo e Gas Participacoes S.A.	994,460
99,552	SandRidge Energy, Inc.*	1,290,194
31,398	Southwestern Energy Co.*	1,340,067
91,870	Ultra Petroleum Corp. (U.S. Shares)*	4,497,954
		20,450,381
Paper and Related Products – 0.5%
13,707	Aracruz Celulose S.A. (ADR)*	305,118
32,667	Votorantim Celulose e Papel S.A. (ADR)*	536,065
		841,183
Petrochemicals – 1.4%
79,275	Industries Qatar	2,456,652
Pipelines – 1.4%
52,974	Kinder Morgan Management LLC*	2,508,319
Power Converters and Power Supply Equipment – 1.1%
150,745	Yingli Green Energy Holding Company, Ltd.*	1,878,283
Property and Casualty Insurance – 1.2%
6,880	White Mountains Insurance Group, Ltd.	2,112,229

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds  September 30, 2009  17

Janus Long/Short Fund

Schedule of Investments

As of September 30, 2009

Shares/Principal/Contract Amounts		Value

Real Estate Management/Services – 5.1%
602,345	CB Richard Ellis Group, Inc. – Class A*	$7,071,530
128,000	Mitsubishi Estate Co., Ltd.	2,001,101
		9,072,631
Real Estate Operating/Development – 9.3%
1,637,000	CapitaLand, Ltd.	4,286,776
406,604	Forestar Group, Inc.*	6,985,457
317,000	Hang Lung Properties, Ltd.	1,158,065
137,728	St. Joe Co.*	4,010,639
		16,440,937
REIT – Diversified – 0%
395	Vornado Realty Trust	25,442
REIT – Mortgage – 0.3%
256,550	Gramercy Capital Corp.*	623,416
REIT – Regional Malls – 0%
2	Simon Property Group, Inc.	139
REIT – Warehouse/Industrial – 3.1%
456,640	ProLogis	5,443,149
Resorts and Theme Parks – 1.0%
55,630	Vail Resorts, Inc.*	1,865,830
Retail – Major Department Stores – 0.4%
95,040	Pantaloon Retail India, Ltd.	665,379
10,103	Pantaloon Retail India, Ltd. – Class B	49,482
		714,861
Schools – 1.1%
90,000	Anhanguera Educacional Participacoes S.A.*	1,026,365
80,400	Estacio Participacoes S.A.	935,042
		1,961,407
Steel – Producers – 0.9%
3,495	JSW Steel, Ltd.	60,447
34,130	United States Steel Corp.	1,514,348
		1,574,795
Super-Regional Banks – 6.2%
519,985	Bank of America Corp.	8,798,147
44,005	PNC Financial Services Group, Inc.	2,138,203
		10,936,350
Textile – Apparel – 0.1%
649,530	Trinity, Ltd. – Private Placement°° ,§	126,557
Tobacco – 1.4%
710	Japan Tobacco, Inc.	2,418,157

Total Common Stock (cost $148,884,847)		172,948,184

Exchange-Traded Funds – 5.4%
Commodity – 1.0%
16,900	SPDR Gold Trust (ETF)*	1,670,565
Government/Agency-LT – 0.7%
28,890	ProShares UltraShort 20+ Year Treasury (ETF)*	1,271,449
Health and Biotechnology – 0.4%
13,675	iShares Dow Jones U.S. Pharmaceuticals Index (ETF)	724,091
Investment Companies – 0.7%
22,150	Market Vectors Indonesia (ETF)*	1,313,052
Precious Metals – 1.9%
74,210	Market Vectors – Gold Miners (ETF)*	3,360,971
Sector Fund – Energy – 0.7%
44,100	SPDR S&P Oil & Gas Equipment & Services (ETF)	1,223,775

Total Exchange-Traded Funds (cost $8,583,569)		9,563,903

Purchased Options – Calls – 1.6%
215	AstraZeneca PLC (ADR) expires April 2010 exercise price $50.00	29,025
1,027	Dell, Inc. (LEAPS) expires January 2011 exercise price $12.50	462,150
1,378	Delta Air Lines, Inc. expires March 2010 exercise price $7.00	392,730
222	Mosaic Co. expires January 2010 exercise price $55.00	63,605
2,200	Radian Group, Inc. expires January 2010 exercise price $10.00	561,000
516	St. Joe Co. expires January 2010 exercise price $30.00	116,100
375	Terex Corp. (LEAPS) expires January 2011 exercise price $10.00	423,750
1,084	Thor Industries, Inc. expires March 2010 exercise price $25.00	775,060
705,200	TOPIX Banks Index expires December 2009 exercise price $223.66	152
683,800	TOPIX Banks Index expires December 2009 exercise price $225.08	383

Total Purchased Options – Calls (premiums paid $2,425,953)		2,823,955

Purchased Options – Puts – 0.3%
5,000	iShares Russell 2000 Index Fund expires October 2009 exercise price $55.00	136,750
9,040	iShares Russell 2000 Index Fund expires October 2009 exercise price $56.00	337,192

Total Purchased Options – Puts (premiums paid $2,802,420)		473,942

Total Investments (total cost $162,696,789) – 104.7%		185,809,984

Securities Sold Short – (57.4)%
Common Stock – (48.5)%
Agricultural Operations – (0.5)%
13,865	Bunge, Ltd.	(868,088)
Applications Software – (0.7)%
76,126	TomTom N.V.*	(1,310,799)
Brewery – (1.3)%
155,000	Kirin Holdings Co., Ltd.	(2,369,644)

See Notes to Schedules of Investments and Financial Statements.

18  Janus Alternative Funds  September 30, 2009

Schedule of Investments

As of September 30, 2009

Shares/Principal/Contract Amounts		Value

Building – Residential and Commercial – (0.9)%
96,925	Pulte Homes, Inc.*	$(1,065,206)
26,635	Toll Brothers, Inc.*	(520,448)
		(1,585,654)
Building and Construction Products – Miscellaneous – (0.3)%
29,955	USG Corp.*	(514,627)
Cellular Telecommunications – (0.4)%
496,000	China Unicom Hong Kong, Ltd.	(696,484)
Chemicals – Diversified – (1.5)%
49,257	K+S A.G.	(2,683,511)
Coffee – (5.1)%
123,025	Green Mountain Coffee Roasters, Inc.*	(9,084,166)
Commercial Banks – (2.5)%
35,050	BancorpSouth, Inc.	(855,571)
53,000	Fulton Financial Corp.	(390,080)
57,566	International Bancshares Corp.	(938,901)
252,635	Synovus Financial Corp.	(947,381)
1,360	Westpac Banking Corp.	(31,326)
67,900	Zions Bancorporation	(1,220,163)
		(4,383,422)
Commercial Services – (1.6)%
105,400	Iron Mountain, Inc.*	(2,809,964)
Commercial Services – Finance – (2.2)%
187,330	Moody’s Corp.	(3,832,772)
Computers – Memory Devices – (0.2)%
14,485	STEC, Inc.*	(425,714)
Distribution/Wholesale – (1.2)%
98,365	Pool Corp.	(2,185,670)
Electronic Components – Miscellaneous – (0.3)%
14,375	Garmin, Ltd.	(542,512)
Electronic Components – Semiconductors – (3.0)%
216,481	Solarworld A.G.	(5,316,883)
Energy – Alternate Sources – (0.7)%
146,495	Renewable Energy Corp. A.S.*	(1,297,324)
Engineering – Research and Development Services – (0.4)%
37,125	ABB, Ltd. (ADR)	(743,985)
Financial Services – (2.1)%
399,729	Proshares Ultra Financials	(2,358,401)
54,809	UltraShort Financials ProShares*	(1,372,966)
		(3,731,367)
Firearms and Ammunition – (0.8)%
136,240	Smith & Wesson Holding Corp.*	(712,535)
55,470	Sturm Ruger & Co., Inc.	(717,782)
		(1,430,317)
Hotels and Motels – (0.5)%
25,190	Starwood Hotels & Resorts Worldwide, Inc.	(832,026)
Leisure Industry – (0.6)%
85,600	PowerShares Dynamic Leisure and Entertainment Portfolio	(1,093,968)
Medical – Biomedical and Genetic – (0.5)%
19,850	Illumina, Inc.*	(843,625)
Medical – HMO – (0.9)%
53,850	CIGNA Corp.	(1,512,646)
Medical – Hospitals – (0.7)%
43,520	LifePoint Hospitals, Inc.*	(1,177,651)
Medical – Outpatient and Home Medical Care – (0.9)%
9,870	Amedisys, Inc.*	(430,629)
24,295	Gentiva Health Services, Inc.*	(607,618)
15,310	Lincare Holdings, Inc.*	(478,437)
		(1,516,684)
Medical Information Systems – (0.2)%
6,765	Quality Systems, Inc.	(416,521)
Metal – Aluminum – (0.4)%
54,615	Alcoa, Inc.	(716,549)
Power Converters and Power Supply Equipment – (1.0)%
966,256	Evergreen Solar, Inc.*	(1,855,211)
Real Estate Operating/Development – (0.7)%
71,000	Sumitomo Realty & Development Co., Ltd.	(1,286,253)
REIT – Diversified – (0.6)%
140,318	British Land Co. PLC	(1,066,215)
Rental Auto/Equipment – (0.5)%
46,880	Rent-A-Center, Inc.*	(885,094)
Retail – Consumer Electronics – (1.2)%
53,945	Grupo Elektra S.A. de C.V.	(2,135,454)
Retail – Major Department Stores – (1.3)%
33,900	Sears Holdings Corp.*	(2,214,009)
Retail – Restaurants – (4.2)%
37,795	BJ’s Restaurants, Inc.*	(566,547)
10,335	Chipotle Mexican Grill, Inc. – Class A*	(1,003,012)
106,052	P.F. Chang’s China Bistro, Inc.*	(3,602,586)
79,944	Tim Hortons, Inc.	(2,262,415)
		(7,434,560)
Schools – (5.1)%
37,480	Bridgepoint Education, Inc.*	(571,945)
69,485	Career Education Corp.*	(1,694,044)
77,220	Corinthian Colleges, Inc.*	(1,433,203)
32,580	ITT Educational Services, Inc.*	(3,597,158)
104,435	K12, Inc.*	(1,721,089)
		(9,017,439)
Sector Fund – Energy – (0.7)%
84,112	Proshares UltraShort Oil & Gas	(1,221,306)
Sector Fund – Real Estate – (0.8)%
248,972	Proshares Ultra Real Estate	(1,488,853)
Super-Regional Banks – (0.5)%
28,192	Comerica, Inc.	(836,457)
Wireless Equipment – (1.5)%
90,441	Motorola, Inc.*	(776,888)
58,182	Nokia OYJ	(850,621)
43,970	Novatel Wireless, Inc.*	(499,499)
49,030	Sierra Wireless, Inc. (U.S. Shares)*	(489,320)
		(2,616,328)

Total Common Stock (proceeds $80,821,372)		(85,979,752)

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds  September 30, 2009  19

Janus Long/Short Fund

Schedule of Investments

As of September 30, 2009

Shares/Principal/Contract Amounts		Value

Exchange-Traded Funds – (8.9)%
Commodity – (3.9)%
590,252	United States Natural Gas Fund L.P. (ETF)*	$(6,929,559)
Corporate/Preferred-High Yield – (0.4)%
8,425	iShares iBoxx $ High Yield Corporate Bond (ETF)	(727,499)
Equity Fund – (1.6)%
263,845	ProShares UltraShort Basic Materials (ETF)	(2,886,464)
Financial Services – (0.2)%
22,928	Direxion Daily Financial Bear 3X Shares (ETF)*	(476,673)
Food and Beverage – (0.2)%
24,755	PowerShares Dynamic Food & Beverage Portfolio (ETF)	(344,342)
Health and Biotechnology – (0.9)%
88,585	PowerShares Dynamic Healthcare Services Portfolio (ETF)*	(1,559,982)
Internet and Telecommunication – (0.5)%
44,640	iShares Dow Jones U.S. Telecommunication (ETF)	(841,910)
Sector Fund – Real Estate – (1.2)%
178,610	ProShares UltraShort Real Estate (ETF)	(1,730,731)
24,100	SPDR S&P Homebuilders (ETF)	(362,223)
		(2,092,954)

Total Exchange-Traded Funds (proceeds $20,645,007)		(15,859,383)

Total Securities Sold Short (proceeds $101,466,379) – (57.4)%		(101,839,135)

Cash, Receivables and Other Assets, net of Liabilities – 52.7%		93,416,327

Net Assets – 100%		$177,387,176

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$862,818	0.5%
Belgium	3,368,147	1.8%
Bermuda	6,268,750	3.4%
Brazil	3,797,050	2.0%
Canada	10,241,111	5.5%
Cayman Islands	1,878,283	1.0%
Denmark	3,623,591	2.0%
Germany	7,968,091	4.3%
Hong Kong	2,832,004	1.5%
India	23,746,099	12.8%
Ireland	2,869,220	1.5%
Japan	4,419,793	2.4%
Qatar	2,456,652	1.3%
Singapore	4,286,776	2.3%
South Africa	532,794	0.3%
Switzerland	4,055,208	2.2%
Taiwan	2,283,197	1.2%
United Kingdom	6,092,477	3.3%
United States	94,227,923	50.7%

Total	$185,809,984	100.0%

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

Australia	$(31,326)	0.0%
Bermuda	(868,088)	0.9%
Canada	(2,751,735)	2.7%
Cayman Islands	(542,512)	0.5%
Finland	(850,621)	0.8%
Germany	(8,000,394)	7.9%
Hong Kong	(696,484)	0.7%
Japan	(3,655,897)	3.6%
Mexico	(2,135,454)	2.1%
Netherlands	(1,310,799)	1.3%
Norway	(1,297,324)	1.3%
Switzerland	(743,985)	0.7%
United Kingdom	(1,066,215)	1.0%
United States	(77,888,301)	76.5%

Total	$(101,839,135)	100.0%

Schedule of Written Options – Calls	Value

Adobe Systems, Inc. expires October 2009 501 contracts exercise price $33.00	$(42,585)
Adobe Systems, Inc. expires October 2009 486 contracts exercise price $34.00	(20,655)
Green Mountain Coffee Roasters, Inc. expires October 2009 169 contracts exercise price $65.00	(158,860)
iShares Russell 2000 Index Fund expires October 2009 3,000 contracts exercise price $61.00	(346,500)

See Notes to Schedules of Investments and Financial Statements.

20  Janus Alternative Funds  September 30, 2009

Schedule of Investments

As of September 30, 2009

Value

Schedule of Written Options – Calls – (continued)
iShares Russell 2000 Index Fund expires October 2009 2,000 contracts exercise price $63.00	$(92,000)
iShares Russell 2000 Index Fund expires October 2009 1,500 contracts exercise price $64.00	(41,250)
Moody’s Corp. expires October 2009 447 contracts exercise price $25.00	(7,152)
Radian Group, Inc. expires January 2010 2,200 contracts exercise price $15.00	(198,000)
Research in Motion, Ltd. (U.S. Shares) expires December 2009 412 contracts exercise price $80.00	(93,112)
Synaptics, Inc. expires October 2009 367 contracts exercise price $30.00	(2,936)
Synaptics, Inc. expires November 2009 355 contracts exercise price $30.00	(23,075)

Total Written Options – Calls
(premiums received $1,325,021)	$(1,026,125)

Schedule of Written Options – Puts
Delta Air Lines, Inc. expires March 2010 1,608 contracts exercise price $6.00	$(104,520)
iShares Russell 2000 Index Fund expires October 2009 4,520 contracts exercise price $51.00	(35,256)
Mosaic Co. expires January 2010 222 contracts exercise price $55.00	(217,582)
Radian Group, Inc. expires January 2010 2,200 contracts exercise price $7.50	(231,000)
Thor Industries, Inc. expires March 2010 271 contracts exercise price $25.00	(38,753)
Vail Resorts, Inc. expires October 2009 750 contracts exercise price $35.00	$(169,500)

Total Written Options – Puts
(premiums received $1,368,641)	$(796,611)

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds  September 30, 2009  21

Statements of Assets and Liabilities

	Janus Global
As of September 30, 2009	Real	Janus Long/Short
(all numbers in thousands except net asset value per share)	Estate Fund	Fund

Assets:
Investments at cost	$13,274	$162,697
Unaffiliated investments at value	$12,833	$185,810
Affiliated money market investments	1,952	–
Cash	109	–
Cash denominated in foreign currency(1)	2	593
Restricted cash (Note 1)	347	456
Deposits with broker for short sales	–	101,139
Receivables:
Investments sold	–	2,125
Fund shares sold	66	127
Dividends	36	295
Interest	1	42
Non-interested Trustees’ deferred compensation	–	4
Due from adviser	26	–
Other assets	–	120
Total Assets	15,372	290,711
Liabilities:
Payables:
Short sales, at value(2)	–	101,839
Options written, at value(3)	1	1,823
Due to custodian	–	828
Investments purchased	314	4,690
Fund shares repurchased	–	3,392
Dividends	–	1
Advisory fees	9	212
Audit fees	12	26
Custody fees	3	73
System fees	17	18
Transfer agent fees and expenses	1	21
Administrative services fees – Class R Shares	N/A	–
Administrative services fees – Class S Shares	–	1
Distribution fees – Class A Shares	–	13
Distribution fees – Class C Shares	–	61
Distribution fees – Class R Shares	N/A	–
Distribution fees – Class S Shares	–	1
Networking fees – Class A Shares	–	9
Networking fees – Class C Shares	–	–
Networking fees – Class I Shares	–	1
Non-interested Trustees’ fees and expenses	–	1
Non-interested Trustees’ deferred compensation fees	–	4
Accrued expenses	14	310
Total Liabilities	371	113,324
Net Assets	$15,001	$177,387
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$15,236	$420,943
Undistributed net investment income/(loss)*	102	(143)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,849)	(267,068)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,512	23,655
Total Net Assets	$15,001	$177,387
Net Assets – Class A Shares	$1,716	$58,152
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	229	5,984
Net Asset Value Per Share(4)	$7.49	$9.72
Maximum Offering Price Per Share(5)	$7.95	$10.31
Net Assets – Class C Shares	$469	$71,942
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	62	7,509
Net Asset Value Per Share(4)	$7.52	$9.58
Net Assets – Class I Shares	$12,406	$44,422
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,651	4,545
Net Asset Value Per Share	$7.51	$9.77
Net Assets – Class R Shares	N/A	$168
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	18
Net Asset Value Per Share	N/A	$9.15
Net Assets – Class S Shares	$409	$2,702
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	54	275
Net Asset Value Per Share	$7.50	$9.82
Net Assets – Class T Shares	$1	$1
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	170**	114**
Net Asset Value Per Share	$7.50	$9.79

*	See Note 5 in Notes to Financial Statements.
**	Shares outstanding are not in thousands.

(1)	Includes cost of $2,137 and $593,369, respectively, for Janus Global Real Estate Fund and Janus Long/Short Fund.
(2)	Includes proceeds of $101,466,379 on short sales for Janus Long/Short Fund.
(3)	Includes premiums of $2,640 and $2,693,662, respectively, on written options for Janus Global Real Estate Fund and Janus Long/Short Fund.
(4)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(5)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

22  Janus Alternative Funds  September 30, 2009

Statements of Operations

	Janus Global
	Real		Janus Long/Short
	Estate Fund		Fund
For the period ended September 30, 2009	Period Ended	Year Ended	Period Ended	Year Ended
and the fiscal year ended July 31, 2009	September 30,	July 31,	September 30,	July 31,
(all numbers in thousands)	2009(1)	2009	2009(1)	2009

Investment Income:
Interest	$–	$2	$7	$750
Interest proceeds from short sales	–	–	110	2,592
Dividends	88	174	330	5,141(2)
Dividends from affiliates	1	6	–	–
Foreign tax withheld	(2)	(5)	(9)	(109)
Other Income	–	–	13	–
Total Investment Income	87	177	451	8,374(2)
Expenses:
Advisory fees	18	44	395	5,501
Transfer agent expenses	2	7	12	76
Registration fees	12	59	19	163
Custodian fees	2	11	26	185
Audit fees	1	42	1	54
Printing fees	9	65	9	46
System fees	7	43	7	44
Postage and mailing expenses	2	18	2	13
Non-interested Trustees’ fees and expenses	–	–	3	13
Short sales dividend expenses	–	–	369	4,534
Stock loan fees	–	–	802	5,673
Distribution fees – Class A Shares	1	1	27	462
Distribution fees – Class C Shares	1	3	127	1,350
Distribution fees – Class R Shares	N/A	N/A	–	1
Distribution fees – Class S Shares	–	1	2	32
Administrative service fees – Class R Shares	N/A	N/A	–	–
Administrative service fees – Class S Shares	–	1	1	32
Networking fees – Class A Shares	–	–	18	163
Networking fees – Class C Shares	–	–	17	113
Networking fees – Class I Shares	1	2	5	33
Other expenses	3	13	4	31
Total Expenses	59	310	1,846	18,519
Expense and Fee Offset	–	–	(1)	(5)
Net Expenses	59	310	1,845	18,514
Less: Excess Expense Reimbursement	(27)	(242)	–	(10)
Plus: Previously waived investment advisory fees recouped by the Adviser (Note 4)	N/A	N/A	N/A	–
Net Expenses after Expense Reimbursement	32	68	1,845	18,504
Net Investment Income/(Loss)	55	109	(1,394)	(10,130)(2)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(39)	(1,888)	1,351	(309,672)(2)
Net realized gain/(loss) from short sales	–	–	(17,753)	106,629
Net realized gain/(loss from swap contracts	–	–	(403)	1,364
Net realized gain/(loss) from options contracts	25	68	(1,128)	19,326
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,772	576	35,666	37,285(2)
Net Gain/(Loss) on Investments	1,758	(1,244)	17,733	(145,068)(2)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,813	$(1,135)	$16,339	$(155,198)

(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year from July 31 to September 30.
(2)	Prior year amounts have been reclassified due to the recharacterization of dividend income to return of capital with no impact to net assets.

See Notes to Financial Statements.

Janus Alternative Funds  September 30, 2009  23

Statements of Changes in Net Assets

	Janus Global
	Real			Janus Long/Short
	Estate Fund			Fund
For the period ended September 30, 2009		Year	Year		Year	Year
and for the fiscal years or period	Period Ended	Ended	Ended	Period Ended	Ended	Ended
ended July 31	September 30,	July 31,	July 31,	September 30,	July 31,	July 31,
(all numbers in thousands)	2009(1)	2009	2008(2)	2009(1)	2009	2008

Operations:
Net investment income/(loss)	$55	$109	$98	$(1,394)	$(10,130)(3)	$2,461
Net realized gain/(loss) from investment and foreign currency transactions	(39)	(1,888)	(14)	1,351	(309,672)(3)	(66,557)
Net realized gain/(loss) from short sales	–	–	–	(17,753)	106,629	2,477
Net realized gain/(loss) from swap contracts	–	–	–	(403)	1,364	191
Net realized gain/(loss) from options contracts	25	68	–	(1,128)	19,326	2,732
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,772	576	(836)	35,666	37,285(3)	(56,319)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,813	(1,135)	(752)	16,339	(155,198)	(115,015)
Dividends and Distributions to Shareholders:
Net investment income *
Class A Shares	–	(19)	–	–	(3,286)	(430)
Class C Shares	–	(10)	–	–	(1,577)	(159)
Class I Shares	–	(117)	–	–	(2,173)	(325)
Class R Shares	N/A	N/A	N/A	–	(2)	–
Class S Shares	–	(12)	–	–	(43)	(121)
Net realized gain from investment transactions*
Class A Shares	–	(1)	–	–	–	(1,039)
Class C Shares	–	–	–	–	–	(513)
Class I Shares	–	(2)	–	–	–	(718)
Class R Shares	N/A	N/A	N/A	–	–	(6)
Class S Shares	–	–	–	–	–	(342)
Net Decrease from Dividends and Distributions	–	(161)	–	–	(7,081)	(3,653)
Capital Share Transactions:
Shares sold
Class A Shares	870	310	539	872	21,134	542,332
Class C Shares	12	60	527	286	9,321	259,094
Class I Shares	1,119	7,389	6,436	3,699	44,479	328,528
Class R Shares	N/A	N/A	N/A	4	165	89
Class S Shares	1	9	500	62	1,867	75,184
Class T Shares	–	1	N/A	–	1	N/A
Redemption fees
Class A Shares	–	–	–	–	130	–
Class C Shares	–	–	–	–	119	–
Class I Shares	–	1	–	3	128	117
Class R Shares	N/A	N/A	N/A	–	–	–
Class S Shares	–	–	–	–	17	44
Reinvested dividends and distributions
Class A Shares	–	17	–	–	2,358	1,049
Class C Shares	–	11	–	–	846	345
Class I Shares	–	118	–	–	1,541	859
Class R Shares	N/A	N/A	N/A	–	2	6
Class S Shares	–	13	–	–	40	457
Shares repurchased
Class A Shares	(8)	(18)	–	(17,349)	(292,617)	(149,554)
Class C Shares	(8)	(27)	–	(14,243)	(110,797)	(32,344)
Class I Shares	(43)	(2,038)	(555)	(8,987)	(187,426)	(133,558)
Class R Shares	N/A	N/A	N/A	(26)	(40)	(1,291)
Class S Shares	–	–	–	(1,316)	(24,768)	(78,548)
Net Increase/(Decrease) from Capital Share Transactions	1,943	5,846	7,447	(36,995)	(533,500)	812,809
Net Increase/(Decrease) in Net Assets	3,756	4,550	6,695	(20,656)	(695,779)	694,141
Net Assets:
Beginning of period	11,245	6,695	–	198,043	893,822	199,681
End of period	$15,001	$11,245	$6,695	$177,387	$198,043	$893,822

Undistributed net investment income/(loss)*	$102	$49	$98	$(143)	$(1,318)(3)	$6,399

*	See Note 5 in Notes to Financial Statements.

(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year from July 31 to September 30.
(2)	Period from November 28, 2007 (inception date) through July 31, 2008.
(3)	Prior year amounts have been reclassified due to the recharacterization of dividend income to return of capital with no impact to net assets.

See Notes to Financial Statements.

24  Janus Alternative Funds  September 30, 2009

Financial Highlights

Class A Shares

For a share outstanding during
the two-month fiscal period ended September 30, 2009	Janus Global Real Estate Fund
and each fiscal year or period ended July 31	2009(1)	2009	2008(2)

Net Asset Value, Beginning of Period	$6.50	$8.65	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03	.12	.13
Net gain/(loss) on investments (both realized and unrealized)	.96	(2.00)	(1.48)
Total from Investment Operations	.99	(1.88)	(1.35)
Less Distributions:
Dividends (from net investment income)*	–	(.27)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	(.27)	–
Net Asset Value, End of Period	$7.49	$6.50	$8.65
Total Return**	15.23%	(20.87)%	(13.50)%
Net Assets, End of Period (in thousands)	$1,716	$701	$471
Average Net Assets for the Period (in thousands)	$1,218	$423	$444
Ratio of Gross Expenses to Average Net Assets***(3)	1.64%	1.39%	1.50%
Ratio of Net Expenses to Average Net Assets***(3)	1.63%	1.39%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.30%	2.22%	2.31%
Portfolio Turnover Rate***	19%	78%	8%

For a share outstanding during
the two-month fiscal period ended September 30, 2009	Janus Long/Short Fund
and each fiscal year ended July 31	2009(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$8.93	$11.54	$12.69	$10.00
Income from Investment Operations:
Net investment income/(loss)	.07	.07	.04	.13
Net gain/(loss) on investments (both realized and unrealized)	.72	(2.52)	(1.11)	2.62
Total from Investment Operations	.79	(2.45)	(1.07)	2.75
Less Distributions and Other:
Dividends (from net investment income)*	–	(.17)	(.02)	(.06)
Distributions (from capital gains)*	–	–	(.06)	–
Redemption fees	–	.01	–	–
Total Distributions	–	(.16)	(.08)	(.06)
Net Asset Value, End of Period	$9.72	$8.93	$11.54	$12.69
Total Return**	8.85%	(21.22)%	(8.47)%	27.62%
Net Assets, End of Period (in thousands)	$58,152	$68,971	$409,082	$67,879
Average Net Assets for the Period (in thousands)	$64,709	$184,762	$327,208	$18,205
Ratio of Gross Expenses to Average Net Assets***(3)	5.61%(4)	4.00%(4)	3.38%(4)	3.46%(4)
Ratio of Net Expenses to Average Net Assets***(3)	5.60%(4)	4.00%(4)	3.38%(4)	3.45%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(3.79)%	(2.08)%(5)	0.41%	1.46%
Portfolio Turnover Rate***	148%	261%	156%	94%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year from July 31 to September 30.
(2)	Period from November 28, 2007 (inception date) through July 31, 2008.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.92% and 1.92%, respectively, for the two-month period ended September 30, 2009, 2.99% and 2.99%, respectively, for the year ended July 31, 2009, 2.68% and 2.68%, respectively, in 2008 and 1.96% and 1.95%, respectively, in 2007, without the inclusion of dividends on short positions.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03% for Class A Shares. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Alternative Funds  September 30, 2009  25

Financial Highlights (continued)

Class C Shares

For a share outstanding during
the two-month fiscal period ended September 30, 2009	Janus Global Real Estate Fund
and each fiscal year or period ended July 31	2009(1)	2009	2008(2)

Net Asset Value, Beginning of Period	$6.53	$8.61	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	.14	.09
Net gain/(loss) on investments (both realized and unrealized)	.97	(2.01)	(1.48)
Total from Investment Operations	.99	(1.87)	(1.39)
Less Distributions:
Dividends (from net investment income)*	–	(.21)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	(.21)	–
Net Asset Value, End of Period	$7.52	$6.53	$8.61
Total Return**	15.16%	(21.06)%	(13.90)%
Net Assets, End of Period (in thousands)	$469	$405	$459
Average Net Assets for the Period (in thousands)	$443	$309	$441
Ratio of Gross Expenses to Average Net Assets***(3)	2.37%	1.34%(4)	2.25%
Ratio of Net Expenses to Average Net Assets***(3)	2.36%	1.34%(4)	2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.52%	2.47%	1.56%
Portfolio Turnover Rate***	19%	78%	8%

For a share outstanding during
the two-month fiscal period ended September 30, 2009	Janus Long/Short Fund
and each fiscal year ended July 31	2009(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$8.81	$11.40	$12.62	$10.00
Income from Investment Operations:
Net investment income/(loss)	–	(.18)	(.01)	.08
Net gain/(loss) on investments (both realized and unrealized)	.77	(2.31)	(1.13)	2.58
Total from Investment Operations	.77	(2.49)	(1.14)	2.66
Less Distributions and Other:
Dividends (from net investment income)*	–	(.11)	(.02)	(.04)
Distributions (from capital gains)*	–	–	(.06)	–
Redemption fees	–	.01	–	–
Total Distributions	–	(.10)	(.08)	(.04)
Net Asset Value, End of Period	$9.58	$8.81	$11.40	$12.62
Total Return**	8.74%	(21.81)%	(9.11)%	26.62%
Net Assets, End of Period (in thousands)	$71,942	$79,412	$225,517	$26,945
Average Net Assets for the Period (in thousands)	$76,074	$134,956	$158,175	$7,707
Ratio of Gross Expenses to Average Net Assets***(3)	6.36%(5)	4.85%(5)	4.18%(5)	4.20%(5)
Ratio of Net Expenses to Average Net Assets***(3)	6.36%(5)	4.85%(5)	4.17%(5)	4.20%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(4.89)%	(2.99)%(6)	(0.37)%	0.62%
Portfolio Turnover Rate***	148%	261%	156%	94%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year from July 31 to September 30.
(2)	Period from November 28, 2007 (inception date) through July 31, 2008.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 2.26% and 2.26%, respectively, without the waiver of fees and expenses.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 2.65% and 2.65%, respectively, for the two-month period ended September 30, 2009, 3.79% and 3.79%, respectively, in 2009, 3.48% and 3.47%, respectively, in 2008 and 2.75% and 2.74%, respectively, in 2007, without the inclusion of dividends on short positions.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03% for Class C Shares. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

26  Janus Alternative Funds  September 30, 2009

Class I Shares

For a share outstanding during
the two-month fiscal period ended September 30, 2009	Janus Global Real Estate Fund
and each fiscal year or period ended July 31	2009(1)	2009	2008(2)

Net Asset Value, Beginning of Period	$6.52	$8.66	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03	.17	.13
Net gain/(loss) on investments (both realized and unrealized)	.96	(2.04)	(1.47)
Total from Investment Operations	.99	(1.87)	(1.34)
Less Distributions:
Dividends (from net investment income)*	–	(.27)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	(.27)	–
Net Asset Value, End of Period	$7.51	$6.52	$8.66
Total Return**	15.18%	(20.73)%	(13.40)%
Net Assets, End of Period (in thousands)	$12,406	$9,784	$5,331
Average Net Assets for the Period (in thousands)	$11,312	$4,284	$4,778
Ratio of Gross Expenses to Average Net Assets***(3)	1.39%	1.26%	1.25%
Ratio of Net Expenses to Average Net Assets***(3)	1.39%	1.26%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.51%	1.98%	2.48%
Portfolio Turnover Rate***	19%	78%	8%

For a share outstanding during
the two-month fiscal period ended September 30, 2009	Janus Long/Short Fund
and each fiscal year ended July 31	2009(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$8.97	$11.60	$12.72	$10.00
Income from Investment Operations:
Net investment income/(loss)	.08	.24	.09	.14
Net gain/(loss) on investments (both realized and unrealized)	.72	(2.68)	(1.13)	2.65
Total from Investment Operations	.80	(2.44)	(1.04)	2.79
Less Distributions and Other:
Dividends (from net investment income)*	–	(.20)	(.03)	(.07)
Distributions (from capital gains)*	–	–	(.06)	–
Redemption fees	–(4)	.01	.01	–
Total Distributions and Other	–	(.19)	(.08)	(.07)
Net Asset Value, End of Period	$9.77	$8.97	$11.60	$12.72
Total Return**	8.92%	(20.96)%	(8.19)%	27.98%
Net Assets, End of Period (in thousands)	$44,422	$45,805	$227,446	$62,987
Average Net Assets for the Period (in thousands)	$44,992	$107,265	$212,623	$16,632
Ratio of Gross Expenses to Average Net Assets***(3)	5.31%(5)	3.75%(5)	3.12%(5)	3.21%(5)
Ratio of Net Expenses to Average Net Assets***(3)	5.30%(5)	3.75%(5)	3.12%(5)	3.21%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(4.67)%	(1.84)%(6)	0.72%	1.67%
Portfolio Turnover Rate***	148%	261%	156%	94%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year from July 31 to September 30.
(2)	Period from November 28, 2007 (inception date) through July 31, 2008.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Redemption fees were less than a penny per share.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.58% and 1.58%, respectively, for the two-month period ended September 30, 2009, 2.72% and 2.72%, respectively, in 2009, 2.42% and 2.42%, respectively, in 2008 and 1.75% and 1.74%, respectively, in 2007, without the inclusion of dividends on short positions.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03% for Class I Shares. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Alternative Funds  September 30, 2009  27

Financial Highlights (continued)

Class R Shares

For a share outstanding during
the two-month fiscal period ended September 30, 2009	Janus Long/Short Fund
and each fiscal year ended July 31	2009(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$8.40	$10.89	$12.65	$10.00
Income from Investment Operations:
Net investment income/(loss)	.06	(.56)	.78	.10
Net gain/(loss) on investments (both realized and unrealized)	.69	(1.82)	(2.48)	2.59
Total from Investment Operations	.75	(2.38)	(1.70)	2.69
Less Distributions and Other:
Dividends (from net investment income)*	–	(.12)	–	(.04)
Distributions (from capital gains)*	–	–	(.06)	–
Redemption fees	–	.01	–	–
Total Distributions	–	(.11)	(.06)	(.04)
Net Asset Value, End of Period	$9.15	$8.40	$10.89	$12.65
Total Return**	8.93%	(21.76)%	(13.49)%	26.90%
Net Assets, End of Period (in thousands)	$168	$175	$86	$1,280
Average Net Assets for the Period (in thousands)	$178	$148	$601	$1,142
Ratio of Gross Expenses to Average Net Assets***(2)	5.93%(3)	4.93%(3)	4.89%(3)	3.67%(3)
Ratio of Net Expenses to Average Net Assets***(2)	5.93%(3)	4.93%(3)	4.89%(3)	3.67%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(5.90)%	(3.25)%(4)	(0.47)%	0.36%
Portfolio Turnover Rate***	148%	261%	156%	94%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year from July 31 to September 30.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 2.25% and 2.25%, respectively, for the two-month period ended September 30, 2009, 3.81% and 3.81%, respectively, in 2009, 4.19% and 4.19%, respectively, in 2008 and 2.49% and 2.49%, respectively, in 2007, without the inclusion of dividends on short positions.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03% for Class R Shares. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

28  Janus Alternative Funds  September 30, 2009

Class S Shares

For a share outstanding during
the two-month fiscal period ended September 30, 2009	Janus Global Real Estate Fund
and each fiscal year or period ended July 31	2009(1)	2009	2008(2)

Net Asset Value, Beginning of Period	$6.51	$8.63	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	.15	.12
Net gain/(loss) on investments (both realized and unrealized)	.97	(2.02)	(1.49)
Total from Investment Operations	.99	(1.87)	(1.37)
Less Distributions:
Dividends (from net investment income)*	–	(.25)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	(.25)	–
Net Asset Value, End of Period	$7.50	$6.51	$8.63
Total Return**	15.21%	(20.84)%	(13.70)%
Net Assets, End of Period (in thousands)	$409	$354	$434
Average Net Assets for the Period (in thousands)	$389	$299	$437
Ratio of Gross Expenses to Average Net Assets***(3)	1.86%	1.29%(4)	1.75%
Ratio of Net Expenses to Average Net Assets***(3)	1.86%	1.29%(4)	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.02%	2.51%	2.08%
Portfolio Turnover Rate***	19%	78%	8%

For a share outstanding during
the two-month fiscal period ended September 30, 2009	Janus Long/Short Fund
and each fiscal year ended July 31	2009(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$9.04	$11.52	$12.69	$10.00
Income from Investment Operations:
Net investment income/(loss)	.67	1.00	.16	.09
Net gain/(loss) on investments (both realized and unrealized)	.11	(3.46)	(1.26)	2.65
Total from Investment Operations	.78	(2.46)	(1.10)	2.74
Less Distributions and Other:
Dividends (from net investment income)*	–	(.03)	(.02)	(.05)
Distributions (from capital gains)*	–	–	(.06)	–
Redemption fees	–	.01	.01	–
Total Distributions and Other	–	(.02)	(.07)	(.05)
Net Asset Value, End of Period	$9.82	$9.04	$11.52	$12.69
Total Return**	8.63%	(21.23)%	(8.65)%	27.43%
Net Assets, End of Period (in thousands)	$2,702	$3,679	$31,691	$40,590
Average Net Assets for the Period (in thousands)	$3,189	$12,978	$59,260	$6,865
Ratio of Gross Expenses to Average Net Assets***(3)	5.68%(5)	4.18%(5)	3.66%(5)	3.99%(5)
Ratio of Net Expenses to Average Net Assets***(3)	5.68%(5)	4.18%(5)	3.66%(5)	3.98%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.80)%	(2.22)%(6)	0.30%	1.67%
Portfolio Turnover Rate***	148%	261%	156%	94%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year from July 31 to September 30.
(2)	Period from November 28, 2007 (inception date) through July 31, 2008.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 1.76% and 1.76%, respectively, without the waiver of fees and expenses.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 2.01% and 2.01%, respectively, for the two-month period ended September 30, 2009, 3.16% and 3.16%, respectively, in 2009, 2.96% and 2.96%, respectively, in 2008 and 2.25% and 2.24%, respectively, in 2007, without the inclusion of dividends on short positions.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% for Class S Shares. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Alternative Funds  September 30, 2009  29

Financial Highlights (continued)

Class T Shares

For a share outstanding during
the two-month fiscal period ended September 30, 2009	Janus Global Real Estate Fund
and the fiscal period ended July 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$6.51	$5.80
Income from Investment Operations:
Net investment income/(loss)	.03	–
Net gain/(loss) on investments (both realized and unrealized)	.96	.71
Total from Investment Operations	.99	.71
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$7.50	$6.51
Total Return**	15.21%	12.24%
Net Assets, End of Period (in thousands)	$1	$1
Average Net Assets for the Period (in thousands)	$1	$1
Ratio of Gross Expenses to Average Net Assets***(3)	1.61%	1.54%
Ratio of Net Expenses to Average Net Assets***(3)	1.61%	1.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.25%	0.79%
Portfolio Turnover Rate***	19%	78%

For a share outstanding during
the two-month fiscal period ended September 30, 2009	Janus Long/Short Fund
and the fiscal period ended July 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$8.98	$8.88
Income from Investment Operations:
Net investment income/(loss)	.04	.17
Net gain/(loss) on investments (both realized and unrealized)	.77	(.07)
Total from Investment Operations	.81	.10
Less Distributions and Other:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Redemption fees	–	–
Total Distributions and Other	–	–
Net Asset Value, End of Period	$9.79	$8.98
Total Return**	9.02%	1.13%
Net Assets, End of Period (in thousands)	$1	$1
Average Net Assets for the Period (in thousands)	$1	$1
Ratio of Gross Expenses to Average Net Assets***(3)	5.35%(4)	2.04%(4)
Ratio of Net Expenses to Average Net Assets***(3)	5.35%(4)	2.00%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(5.61%)	(2.61)%(5)
Portfolio Turnover Rate***	148%	261%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year from July 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.66% and 1.65%, respectively, for the two-month period ended September 30, 2009 and 1.87% and 1.83%, respectively, in the year ended July 31, 2009, without the inclusion of dividends on short positions.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.90% for Class T Shares. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

30  Janus Alternative Funds  September 30, 2009

Notes to Schedules of Investments (unaudited)

FTSE EPRA/NAREIT Developed Index	A global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia.

Lipper Global Real Estate Funds	Funds that invest at least 25% but less than 75% of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S.

Lipper Long/Short Equity Funds	Funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.

London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).

Morgan Stanley Capital International All Country World IndexSM	Is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

LEAPS	Long-Term Equity Anticipation Securities

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.
±	All or a portion of certain liquid common stock positions have been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales, swaps and/or securities with extended settlement dates.

°° ∞  Schedule of Fair Valued Securities (as of September 30, 2009)

		Value as a %
	Value	of Net Assets

Janus Long/Short Fund
Trinity, Ltd – Private Placement	$126,557	0.1%

	$126,557	0.1%

Securities are valued at “fair value” pursuant to procedures adopted by the Funds’ Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model. Securities are restricted as to resale and may not have a readily available market. Not included in amount listed for segregation requirements.

Janus Alternative Funds  September 30, 2009  31

Notes to Schedules of Investments (unaudited) (continued)

§ Schedule of Restricted and Illiquid Securities (as of September 30, 2009)

	Acquisition	Acquisition		Value as a % of Net
	Date	Cost	Value	Assets

Janus Long/Short Fund
Trinity, Ltd.-Private Placement	11/14/07	$298,978	$126,557	0.1%

The Fund has registration rights for certain restricted securities held as of September 30, 2009. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of September 30, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of September 30, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Global Real Estate Fund
Common Stock
Building – Mobile Home and Manufactured Homes	$–	$25,620	$–
Diversified Operations	–	456,655	–
Real Estate Management/Services	466,386	450,626	–
Real Estate Operating/Development	824,774	1,832,005	–
REIT – Diversified	1,082,664	954,781	–
REIT – Office Property	1,215,457	99,623	–
REIT – Shopping Centers	961,199	546,755	–
Retail – Restaurants	–	147,478	–
All other	3,690,783	–	–

Corporate Bonds
REIT – Warehouse/Industrial	–	45,062	–
REIT – Diversified	–	33,294	–

Money Market	–	1,951,761	–

Total Investments in Securities	$8,241,263	$6,543,660	$–

Other Financial Instruments(b):
Janus Global Real Estate Fund	(1,200)	–	–

Investments in Securities:
Janus Long/Short Fund
Common Stock
Athletic Footwear	$–	$2,369,672	$–
Automotive – Cars and Light Trucks	–	2,998,052	–
Brewery	–	3,368,148	–
Chemicals – Diversified	–	1,437,787	–
Commercial Banks	–	14,548,305	–
Computers	–	1,162,580	–
Diversified Minerals	1,179,421	2,634,853	–
Diversified Operations	–	1,547,383	–
Electric – Generation	–	2,221,428	–
Electric – Transmission	–	2,049,312	–
Electric Products – Miscellaneous	–	3,396,393	–
Fertilizers	–	2,283,197	–
Food – Retail	–	3,587,373	–
Medical – Drugs	–	3,623,591	–
Metal Processors and Fabricators	–	2,021,216	–
Paper and Related Products	–	841,183	–
Petrochemicals	–	2,456,652	–
Power Converters and Power Supply Equipment	–	1,878,283	–
Real Estate Management/Services	7,071,530	2,001,101	–
Real Estate Operating/Development	10,996,096	5,444,841	–
Retail – Major Department Stores	–	714,861	–
Steel – Producers	1,514,348	60,447	–
Textile – Apparel	–	–	126,557
Tobacco	–	2,418,157	–
All other	86,995,417	–	–

Exchange-Traded Funds	9,563,903	–	–

Total Investments in Securities	$117,320,715	$65,064,815	$126,557

32  Janus Alternative Funds  September 30, 2009

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities Sold Short:
Janus Long/Short Fund
Common Stock
Applications Software	$–	$(1,310,799)	$–
Brewery	–	(2,369,644)	–
Cellular Telecommunications	–	(696,484)	–
Chemicals – Diversified	–	(2,683,511)	–
Commercial Banks	(4,352,096)	(31,326)	–
Electronic Components – Semiconductors	–	(5,316,883)	–
Energy – Alternate Sources	–	(1,297,324)	–
Engineering – Research and Development Services	–	(743,985)	–
Real Estate Operating/Development	–	(1,286,253)	–
REIT – Diversified	–	(1,066,215)	–
Wireless Equipment	(1,765,707)	(850,621)	–
All Other	(62,208,904)	–	–

Exchange-Traded Funds	(15,859,383)	–	–

Total Investments in Securities Sold Short	$(84,186,090)	$(17,653,045)	$–

Investments in Purchased Options:
Janus Long/Short Fund	1,984,755	1,313,142	–
Other Financial Instruments(b):
Janus Long/Short Fund	(533,520)	(1,289,216)	–

(a)	Includes fair value factors.
(b)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (as of the fiscal period ended September 30, 2009)

Change in
		Accrued		Unrealized	Net	Transfers In
	Balance as of	Discounts/	Realized	Appreciation/	Purchases/	and/or Out of	Balance as of
	July 31, 2009	Premiums	Gain/(Loss)	Depreciation(a)	(Sales)	Level 3	September 30, 2009

Investments in Securities:
Janus Long/Short Fund	$126,557	$–	$–	$–	$–	$–	$126,557

(a)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swaps and/or securities with extended settlement dates as of September 30, 2009 is noted below.

Fund	Aggregate Value

Alternative
Janus Global Real Estate Fund	$346,500
Janus Long/Short Fund	144,047,531

Janus Alternative Funds  September 30, 2009  33

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

On July 6, 2009, the Janus Adviser Series funds (each, a “predecessor fund” and collectively, the “predecessor funds”) reorganized with and into a corresponding series of Janus Investment Fund (the “Trust”). Certain historical information contained in this report for periods prior to July 6, 2009 is that of the predecessor funds.

Janus Global Real Estate Fund and Janus Long/Short Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of the Trust, which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On August 1, 2009, the Funds changed their fiscal year end from July 31 to September 30. Accordingly, these financial statements include information for the two-month period from August 1, 2009 to September 30, 2009. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as nondiversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The share classes in this report are not offered directly to individual investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares for Janus Long/Short Fund are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees.

34  Janus Alternative Funds  September 30, 2009

Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Restricted Cash
As of September 30, 2009, Janus Global Real Estate Fund and Janus Long/Short Fund had restricted cash in the amounts of $346,500 and $456,272, respectively. The restricted cash represents collateral received in relation to options contracts invested in by the Funds at September 30, 2009. The restricted cash is held at the Funds’ custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to

Janus Alternative Funds  September 30, 2009  35

Notes to Financial Statements (continued)

shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Accounting for Uncertainty in Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the two-month period ended September 30, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2009 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends Fair Value Measurements by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to the Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

2.	Derivative Instruments

The Funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, options contracts, swap contracts, forward contracts, and other equity-linked derivatives.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater

36  Janus Alternative Funds  September 30, 2009

than the cost of the derivative. A Fund may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. OTC derivatives, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to foreign currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if

Janus Alternative Funds  September 30, 2009  37

Notes to Financial Statements (continued)

applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed index multiplier. Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The Funds recognized realized gains/(losses) from written options contracts during the two-month period ended September 30, 2009 and fiscal year ended July 31, 2009 as indicated in the table below:

Fund	September 30, 2009	July 31, 2009

Alternative
Janus Global Real Estate Fund	$24,634	$68,165
Janus Long/Short Fund	3,429,427	(61,063,258)

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or

38  Janus Alternative Funds  September 30, 2009

sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the two-month period ended September 30, 2009 and the fiscal year ended July 31, 2009 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Alternative
Janus Global Real Estate Fund
Options outstanding at July 31, 2009	70	$6,220
Options written	–	–
Options closed	–	–
Options expired	(30)	(2,340)
Options exercised	(40)	(3,880)

Options outstanding at September 30, 2009	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Alternative
Janus Global Real Estate Fund
Options outstanding at July 31, 2009	245	$22,294
Options written	60	2,640
Options closed	–	–
Options expired	(245)	(22,294)
Options exercised	–	–

Options outstanding at September 30, 2009	60	$2,640

	Number of	Premiums
Call Options	Contracts	Received

Alternative
Janus Long/Short Fund
Options outstanding at July 31, 2009	979	$231,957
Options written	12,131	1,388,932
Options closed	(1,000)	(195,526)
Options expired	–	–
Options exercised	(673)	(100,342)

Options outstanding at September 30, 2009	11,437	$1,325,021

	Number of	Premiums
Put Options	Contracts	Received

Alternative
Janus Long/Short Fund
Options outstanding at July 31, 2009	8,454	$3,452,894
Options written	9,822	1,582,631
Options closed	(4,052)	(852,163)
Options expired	(4,653)	(2,814,721)
Options exercised	–	–

Options outstanding at September 30, 2009	9,571	$1,368,641

	Number of	Premiums
Call Options	Contracts	Received

Alternative
Janus Global Real Estate Fund
Options outstanding at July 31, 2008	–	$–
Options written	157	13,285
Options closed	(45)	(3,910)
Options expired	(42)	(3,155)
Options exercised	–	–

Options outstanding at July 31, 2009	70	$6,220

	Number of	Premiums
Put Options	Contracts	Received

Alternative
Janus Global Real Estate Fund
Options outstanding at July 31, 2008	–	$–
Options written	1,262	143,372
Options closed	–	–
Options expired	(658)	(63,000)
Options exercised	(359)	(58,078)

Options outstanding at July 31, 2009	245	$22,294

	Number of	Premiums
Call Options	Contracts	Received

Alternative
Janus Long/Short Fund
Options outstanding at July 31, 2008	38,735	$5,343,288
Options written	123,177	27,031,464
Options closed	(60,245)	(18,034,680)
Options expired	(87,799)	(12,355,138)
Options exercised	(12,889)	(1,752,977)

Options outstanding at July 31, 2009	979	$231,957

	Number of	Premiums
Put Options	Contracts	Received

Alternative
Janus Long/Short Fund
Options outstanding at July 31, 2008	25,948	$5,586,581
Options written	141,161	36,929,374
Options closed	(101,192)	(30,719,992)
Options expired	(41,306)	(5,410,146)
Options exercised	(16,157)	(2,932,923)

Options outstanding at July 31, 2009	8,454	$3,452,894

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to market risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities. Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Janus Alternative Funds  September 30, 2009  39

Notes to Financial Statements (continued)

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Funds are subject to credit risk in the normal course of pursuing their investment objectives through their investments in credit default swap contracts. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Funds’ maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers, is the fair value of the contract. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A fund investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

In accordance with FASB guidance, the Funds adopted the provisions of the “Disclosures about Derivative Instruments and Hedging Activities”, which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Fair Value of Derivative Instruments as of September 30, 2009

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for	Statement of Assets and		Statement of Assets and
as hedging instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value

Janus Global Real Estate Fund
Equity Contracts
Options	Unaffiliated investments at value	$–	Options written, at value	$(1,200)

Total		$–		$(1,200)

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for	Statement of Assets and		Statement of Assets
as hedging instruments	Liabilities Location	Fair Value	and Liabilities Location	Fair Value

Janus Long/Short Fund
Equity Contracts
Options	Unaffiliated investments at value	$3,297,897	Options written, at value	$1,822,736

Total		$3,297,897		$1,822,736

The effect of Derivative Instruments on the Statements of Operations for the period ended September 30, 2009

40  Janus Alternative Funds  September 30, 2009

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for				Forward Currency
as Hedging Instruments	Futures	Swaps	Options	Contracts	Total

Janus Global Real Estate Fund
Equity Contracts	$–	$–	$24,634	$–	$24,634

Total	$–	$–	$24,634	$–	$24,634

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for				Forward Currency
as Hedging Instruments	Futures	Swaps	Options	Contracts	Total

Janus Global Real Estate Fund

Equity Contracts	$–	$–	$(9,848)	$–	$(9,848)

Total	$–	$–	$(9,848)	$–	$(9,848)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for				Forward Currency
as Hedging Instruments	Futures	Swaps	Options	Contracts	Total

Janus Long/Short Fund
Equity Contracts	$–	$(402,506)	$(1,128,447)	$–	$(1,530,953)

Total	$–	$(402,506)	$(1,128,447)	$–	$(1,530,953)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for				Forward Currency
as Hedging Instruments	Futures	Swaps	Options	Contracts	Total

Janus Long/Short Fund

Equity Contracts	$–	$376,360	$155,145	$–	$531,505

Total	$–	$376,360	$155,145	$–	$531,505

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

The effect of Derivative Instruments on the Statements of Operations for the period ended July 31, 2009

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for				Forward Currency
as Hedging Instruments	Futures	Swaps	Options	Contracts	Total

Janus Global Real Estate Fund
Equity Contracts	$–	$–	$68,165	$–	$68,165

Total	$–	$–	$68,165	$–	$68,165

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for				Forward Currency
as Hedging Instruments	Futures	Swaps	Options	Contracts	Total

Janus Global Real Estate Fund

Equity Contracts	$–	$–	$11,289	$–	$11,289

Total	$–	$–	$11,289	$–	$11,289

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for				Forward Currency
as Hedging Instruments	Futures	Swaps	Options	Contracts	Total

Janus Long/Short Fund
Equity Contracts	$–	$1,363,727	$19,326,267	$–	$20,689,994

Foreign Exchange Contracts	–	–	–	5,811,573	5,811,573

Total	$–	$1,363,727	$19,326,267	$5,811,573	$26,501,567

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for				Forward Currency
as Hedging Instruments	Futures	Swaps	Options	Contracts	Total

Janus Long/Short Fund

Equity Contracts	$–	$(152,911)	$7,976,109	$–	$7,823,198

Total	$–	$(152,911)	$7,976,109	$–	$7,823,198

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

Janus Alternative Funds  September 30, 2009  41

Notes to Financial Statements (continued)

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Funds such as a decline in the value and liquidity of many securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude each Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Bank Loans
Janus Long/Short Fund may invest no more than 5% of the Fund’s net assets in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

Borrowing
Janus Long/Short Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, the Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. The Fund may also borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by Janus Long/Short Fund involves special risk considerations that may not be associated with other funds that may only borrow for temporary or emergency purposes. Because substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

42  Janus Alternative Funds  September 30, 2009

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Janus Long/Short Fund may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically and are tied to a benchmark lending rate such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both

Janus Alternative Funds  September 30, 2009  43

Notes to Financial Statements (continued)

the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage Dollar Rolls
The Funds may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the Funds sell a mortgage-related security (such as a Government National Mortgage Association (“Ginnie Mae”) security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a predetermined price. The Funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the Funds, maintained in a segregated account. To the extent that the Funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Funds are required to purchase may decline below the agreed upon repurchase price.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Janus funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Securities Traded on a To-Be-Announced Basis
The Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Federal National Mortgage Association (“Fannie Mae”) and/or Federal Home Loan Mortgage Corporation (“Freddie Mac”) transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction,

44  Janus Alternative Funds  September 30, 2009

cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of Janus Global Real Estate Fund’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. Janus Global Real Estate Fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Janus Long/Short Fund is not subject to any such limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects Janus Global Real Estate Fund’s “base” fee rate prior to any performance adjustment and Janus Long/Short Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily Net	Contractual Investment
Fund	Assets of Fund	Advisory Fee/Base Fee(%)(annual rate)

Alternative
Janus Global Real Estate Fund	N/A	0.75%
Janus Long/Short Fund	All Asset Levels	1.25%

For Janus Global Real Estate Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Alternative
Janus Global Real Estate Fund	FTSE EPRA/NAREIT Developed Index

Only the base fee rate applied until December 2008 for the predecessor fund at which time the calculation of the performance adjustment applies as follows:

(Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment)

The investment advisory fee rate paid to Janus Capital by the Fund listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory

Janus Alternative Funds  September 30, 2009  45

Notes to Financial Statements (continued)

fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months. When a Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began December 2008 for the Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the two-month period ended September 30, 2009, the following Fund recorded the Performance Adjustment as indicated in the table below:

Fund	Performance Adjustment

Alternative
Janus Global Real Estate Fund	$1,402

The Performance Adjustment as of the fiscal year ended July 31, 2009 was $4,454 for Janus Global Real Estate Fund.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds. Certain intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of Janus Long/Short Fund and Class S Shares of the Funds for providing or procuring administrative services to investors in Class R Shares of Janus Long/Short Fund and Class S Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports,

46  Janus Alternative Funds  September 30, 2009

and other materials to existing customers, and other administrative services.

Class T Shares of the Funds pays an annual administrative fee of 0.25% of net assets of Class T Shares for administrative services, including recordkeeping, subaccounting, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. These administrative fees are paid by Class T Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Janus Services or its affiliates may also pay administrative fees to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Funds.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. Additionally, distribution and shareholder service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least November 1, 2010 to reimburse the Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, excluding any performance adjustments to management fees, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement applicable to Class R Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

	Expense Limit (%)	Previous
	(July 6, 2009 to	Expense Limit (%)
Fund	Present)	(until July 6, 2009)

Alternative
Janus Global Real Estate Fund	1.25	1.25
Janus Long/Short Fund	1.75	1.74

Janus Capital was entitled to recoup such reimbursement or fee reduction from Janus Long/Short Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period the normal operating expenses allocated to any class of the Fund, with the exceptions noted in the expense limit table, exceed the percentages stated. This recoupment of such reimbursements expired August 1, 2009.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of September 30, 2009 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the two-month period ended September 30, 2009 and the year ended July 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the two-month period ended September 30, 2009 and the fiscal year ended July 31, 2009.

For the two-month period ended September 30, 2009 and the fiscal year ended July 31, 2009, Janus Capital assumed $8,221 and $3,357, respectively, of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust, (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of

Janus Alternative Funds  September 30, 2009  47

Notes to Financial Statements (continued)

July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse the adviser for a portion of the compensation paid to the Chief Compliance Officer and compliance staff of the Trust. Total compensation of $51,555 and $276,484, respectively, was paid by the Trust during the two-month period ended September 30, 2009 and the fiscal year ended July 31, 2009. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price for the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the two-month period ended September 30, 2009, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Alternative
Janus Global Real Estate Fund	$828
Janus Long/Short Fund	258

Class A Shares may include a contingent deferred sales charge to Janus Distributors of up to 1.00% imposed on certain redemptions of shares bought without an initial sales charge, which may be waived for certain investors. There were no contingent deferred sales charges paid by redeeming shareholders of Class A Shares during the two-month period ended September 30, 2009.

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the two-month period ended September 30, 2009, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Alternative
Janus Long/Short Fund	$387

A 2.00% redemption fee may be imposed on Class I Shares, Class S Shares, and Class T Shares of Janus Global Real Estate Fund and Class I Shares, Class R Shares, Class S Shares, and Class T Shares of Janus Long/Short Fund held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by the Funds for the two-month period ended September 30, 2009 are indicated in the table below:

Fund	Redemption Fee

Alternative
Janus Global Real Estate Fund	$342
Janus Long/Short Fund	3,510

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable).The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

During the two-month period ended September 30, 2009 and the fiscal year ended July 31, 2009, respectively, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

48  Janus Alternative Funds  September 30, 2009

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 9/30/09

Janus Cash Liquidity Fund LLC
Janus Global Real Estate Fund	$3,125,463	$1,974,000	$545	$1,951,761

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 7/31/09

Janus Cash Liquidity Fund LLC
Janus Global Real Estate Fund	$9,320,686	$8,520,388	$1,054	$800,298
Janus Institutional Cash Management Fund – Institutional Shares
Janus Global Real Estate Fund	155,420	732,826	3,686	–
Janus Institutional Money Market Fund – Institutional Shares
Janus Global Real Estate Fund	765,257	879,745	1,652	–

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the two-month period ended September 30, 2009, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 7/31/09	Purchases	Purchases	Redemptions	Redemption	at 9/30/09

Alternative
Janus Global Real Estate Fund - Class A Shares	$500,000	$–	–	$–	–	$500,000
Janus Global Real Estate Fund - Class C Shares	500,000	–	–	–	–	500,000
Janus Global Real Estate Fund - Class S Shares	500,000	–	–	–	–	500,000
Janus Global Real Estate Fund - Class T Shares	1,000	–	–	–	–	1,000
Janus Long/Short Fund - Class T Shares	1,000	–	–	–	–	1,000

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Differences	(Depreciation)

Alternative
Janus Global Real Estate Fund	$317,368	$–	$(1,366,732)	$600	$814,108
Janus Long/Short Fund	–	–	(261,127,366)	900,752	16,670,644

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2009, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

				Accumulated
Fund	9/30/2015	9/30/2016	9/30/2017	Capital Losses

Alternative
Janus Global Real Estate Fund		$(4,189)	$(1,362,543)	$(1,366,732)
Janus Long/Short Fund	(4,142,011)	(60,216,763)	(196,768,592)	(261,127,366)

Janus Alternative Funds  September 30, 2009  49

Notes to Financial Statements (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Alternative
Janus Global Real Estate Fund	$13,970,815	$1,603,786	$(789,678)
Janus Long/Short Fund	168,438,077	37,977,232	(20,605,325)

Information on the tax components of securities sold short as of September 30, 2009 is as follows:

	Federal Tax
	Proceeds from	Unrealized	Unrealized
Fund	Securities Sold Short	Appreciation	(Depreciation)

Alternative
Janus Long/Short Fund	$(101,137,872)	$(9,139,048)	$8,437,785

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the period ended September 30, 2009

Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Alternative
Janus Global Real Estate Fund	$–	$–	$–	$–
Janus Long/Short Fund	–	–	–	(2,318,352)

For the fiscal year ended July 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Alternative
Janus Global Real Estate Fund	$161,179	$–	$–	$–
Janus Long/Short Fund	7,080,543	–	–	(8,755,558)

For the fiscal year ended July 31, 2008

Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Alternative
Janus Global Real Estate Fund	$–	$–	$–	$–
Janus Long/Short Fund	3,165,958	486,411	–	–

50  Janus Alternative Funds  September 30, 2009

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets. These gross expense ratios are annualized for periods of less than one full year.

For the two-month period ended September 30, 2009 and each
fiscal year or period ended July 31

	Janus
	Global Real	Janus
	Estate Fund	Long/Short Fund

Class A Shares
For the two-month period ended September 30, 2009	3.14%	5.61%
2009	6.21%	4.00%
2008	6.64%(1)	3.38%(2)
2007	N/A	3.46%

Class C Shares
For the two-month period ended September 30, 2009	3.48%	6.36%
2009	6.85%	4.85%
2008	7.37%(1)	4.18%(2)
2007	N/A	4.60%

Class I Shares
For the two-month period ended September 30, 2009	2.56%	5.31%
2009	5.68%	3.75%
2008	6.21%(1)	3.12%(2)
2007	N/A	3.26%

Class R Shares
For the two-month period ended September 30, 2009	N/A	5.93%
2009	N/A	4.72%(2)
2008	N/A	4.89%(2)
2007	N/A	7.95%

Class S Shares
For the two-month period ended September 30, 2009	2.96%	5.68%
2009	6.34%	4.18%
2008	6.81%(1)	3.66%(2)
2007	N/A	4.42%

Class T Shares
For the two-month period ended September 30, 2009	2.54%	5.35%
2009	6.78%(3)	2.71%(3)

(1)	Period from November 28, 2007 (inception date) through July 31, 2008.
(2)	Without the recoupment of expenses, the ratio would have been 4.72% for Class R Shares in the year ended July 31, 2009, and 3.38% for Class A Shares, 4.16% for Class C Shares, 3.12% for Class I Shares, 4.11% for Class R Shares and 3.61% for Class S Shares in 2008.
(3)	Period from July 6, 2009 (inception date) through July 31, 2009.

Janus Alternative Funds  September 30, 2009  51

Notes to Financial Statements (continued)

7.	Capital Share Transactions

	Janus Global Real
	Estate Fund			Janus Long/Short Fund
For the two-month period ended September 30, 2009 and each fiscal year or period ended July 31(all numbers in thousands)	2009(1)	2009	2008(2)	2009(1)	2009	2008

Transactions in Fund Shares – Class A Shares:
Shares sold	122	54	54	93	2,098	42,250
Reinvested dividends and distributions	–	3	–	–	257	82
Shares repurchased	(1)	(3)	–	(1,831)	(30,070)	(12,245)
Net Increase/(Decrease) in Fund Shares	121	54	54	(1,738)	(27,715)	30,087
Shares Outstanding, Beginning of Period	108	54	–	7,722	35,437	5,350
Shares Outstanding, End of Period	229	108	54	5,984	7,722	35,437
Transactions in Fund Shares – Class C Shares:
Shares sold	1	10	53	30	989	20,312
Reinvested dividends and distributions	–	2	–	–	93	27
Shares repurchased	(1)	(3)	–	(1,538)	(11,849)	(2,690)
Net Increase/(Decrease) in Fund Shares	–	9	53	(1,508)	(10,767)	17,649
Shares Outstanding, Beginning of Period	62	53	–	9,017	19,784	2,135
Shares Outstanding, End of Period	62	62	53	7,509	9,017	19,784
Transactions in Fund Shares – Class I Shares:
Shares sold	156	1,278	675	389	4,605	25,512
Reinvested dividends and distributions	–	22	–	–	168	67
Shares repurchased	(6)	(415)	(59)	(951)	(19,268)	(10,931)
Net Increase/(Decrease) in Fund Shares	150	885	616	(562)	(14,495)	14,648
Shares Outstanding, Beginning of Period	1,501	616	–	5,107	19,602	4,954
Shares Outstanding, End of Period	1,651	1,501	616	4,545	5,107	19,602
Transactions in Fund Shares – Class R Shares:
Shares sold	N/A	N/A	N/A	–	17	7
Reinvested dividends and distributions	N/A	N/A	N/A	–	–	1
Shares repurchased	N/A	N/A	N/A	(3)	(4)	(101)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	N/A	(3)	13	(93)
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	21	8	101
Shares Outstanding, End of Period	N/A	N/A	N/A	18	21	8
Transactions in Fund Shares – Class S Shares:
Shares sold	–	2	50	6	192	5,840
Reinvested dividends and distributions	–	2	–	–	4	36
Shares repurchased	–	–	–	(138)	(2,539)	(6,325)
Net Increase/(Decrease) in Fund Shares	–	4	50	(132)	(2,343)	(449)
Shares Outstanding, Beginning of Period	54	50	–	407	2,750	3,199
Shares Outstanding, End of Period	54	54	50	275	407	2,750
Transactions in Fund Shares – Class T Shares:
Shares sold	–	170*(3)	N/A	–	114*	N/A
Reinvested dividends and distributions	–	–	N/A	–	–	N/A
Shares repurchased	–	–	N/A	–	–	N/A
Net Increase/(Decrease) in Fund Shares	–	170*(3)	N/A	–	114*(3)	N/A
Shares Outstanding, Beginning of Period	170*	–	N/A	114*	–	N/A
Shares Outstanding, End of Period	170*	170*(3)	N/A	114*	114*(3)	N/A

*	Shares outstanding not in thousands.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year from July 31 to September 30.
(2)	Period from November 28, 2007 (inception date) through January 31, 2008.
(3)	Transactions in Fund Shares - Class T Shares are for the period from July 6, 2009 (inception date) to July 31, 2009.

52  Janus Alternative Funds  September 30, 2009

8.	Purchases and Sales of Investment Securities

For the two-month period ended September 30, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Alternative
Janus Global Real Estate Fund	$2,172,390	$355,002	$–	$–
Janus Long/Short Fund	48,119,230	94,688,605	–	–

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); and (ii) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the originally-filed actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Steinberg case (action (i) above) except certain claims under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, Janus filed a motion for summary judgment to resolve the remainder of the Section 36(b) claim. The Court has not yet ruled on the motion. In the Wiggins case (action (ii) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, Janus filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the United States Court of Appeals for the Fourth Circuit.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Alternative Funds  September 30, 2009  53

Notes to Financial Statements (continued)

10.	Subsequent Events

In May 2009, in accordance with FASB guidance, the Funds adopted the provisions of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to September 30, 2009 through November 9, 2009, the date of issuance of the Funds’ financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

54  Janus Alternative Funds  September 30, 2009

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Real Estate Fund and Janus Long/Short Fund (two of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at September 30, 2009 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis of our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
November 9, 2009

Janus Alternative Funds  September 30, 2009  55

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

56  Janus Alternative Funds  September 30, 2009

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Alternative Funds  September 30, 2009  57

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

This statement details the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

58  Janus Alternative Funds  September 30, 2009

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Alternative Funds  September 30, 2009  59

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the period ended September 30, 2009:

Dividends Received Deduction Percentage

Fund

Alternative
Janus Global Real Estate Fund	2%

Qualified Dividend Income

Fund

Alternative
Janus Global Real Estate Fund	13%

60  Janus Alternative Funds  September 30, 2009

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds’ Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment companies advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	52	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	52*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds PLC, consisting of 17 funds. Including Janus Capital Funds PLC and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

Janus Alternative Funds  September 30, 2009  61

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	52	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	52	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

62  Janus Alternative Funds  September 30, 2009

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Patrick Brophy 151 Detroit Street Denver, CO 80206 DOB: 1965	Executive Vice President and Portfolio Manager Janus Global Real Estate Fund	11/07-Present	Portfolio Manager for other Janus accounts. Formerly, Principal at THK Associates, Inc. (market economics and land planning firm) (1990-2005).

David C. Decker 151 Detroit Street Denver, CO 80206 DOB: 1966	Executive Vice President and Co-Portfolio Manager Janus Long/Short Fund	8/06-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC); and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC) and Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Alternative Funds  September 30, 2009  63

Notes

64  Janus Alternative Funds  September 30, 2009

Notes

Janus Alternative Funds  September 30, 2009  65

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

For more information about our funds, go to janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Janus money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Janus money market fund.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Funds distributed by Janus Distributors LLC (11/09)

C-1009-031	125-02-100 09-09

Item 2 — Code of Ethics
As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janus.com within five business days following the date of such amendment or waiver.
Item 3 — Audit Committee Financial Expert
Janus Investment Fund’s Board of Trustees has determined that the following members of Janus Investment Fund’s Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: Jerome S. Contro (Chairman), John W. McCarter, Jr. and Dennis B. Mullen who are all “independent” under the standards set forth in Item 3 to Form N-CSR.
Item 4 — Principal Accountant Fees and Services
On July 6, 2009, the Janus Adviser Series (“JAD”) funds reorganized with and into Janus Investment Fund (the “Fund”). The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), the Fund’s auditor, billed to the Fund for funds with a fiscal period ending September 30, 2009, the last two years ended July 31, as well as the amounts billed to the predecessor JAD series during the period from August 1, 2008 through the date of the reorganization. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
Services that the Fund’s Auditor Billed to the Fund

Fiscal Period Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
September 30	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2009	$0	$0	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
July 31	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2009	$354,258	$0	$293,054	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
2008	$760,451	$14,000	$259,427	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
The above “Audit Fees” were billed for amounts related to the audit of the Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Audit-Related Fees” were billed for amounts related to proxy statement review. The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, tax advice, and corporate actions review.
Services that the Fund’s Auditor Billed to the Adviser
and Affiliated Fund Service Providers
The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal period ending September 30, 2009 as well as the last two years ended July 31.
The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Period Ended	Affiliated Fund	Affiliated Fund	Fund Service
September 30	Service Providers	Service Providers	Providers
2009	$224,438	$27,500	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
July 31	Service Providers	Service Providers	Providers
2009	$340,213	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
2008	$139,576	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%

The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review, proxy statement, non- recurring audit, merger review, and internal control examination.
Non-Audit Services
The following table shows the amount of fees that Auditor billed during the Fund’s fiscal period ending September 30, 2009 as well as the last two years ended July 31 for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers(engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Period Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
September 30	(A)	(B)	(C)	and (C)1
2009	$0	$0	$0	$0

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers(engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
July 31	(A)	(B)	(C)	and (C)1
2009	$0	$0	$0	$0
2008	$0	$0	$0	$0

1.	The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.
Pre-Approval Policies
The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre- approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.
Item 5 —	Audit Committee of Listed Registrants

Not applicable.
Item 6 —   Investments
(a)	Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Using credible information that is available to the public, the Funds have not divested from any securities of any issuers that conduct or have direct investments in certain business operations in Sudan.
Item 7 —	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.
Item 8 —	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.
Item 9 —	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.
Item 10 —	Submission of Matters to a Vote of Security Holders There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11 —	Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12 —	Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to open-end companies.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended,or the Securities Exchange Act of 1934, as amended, except to the extent that the Registrant specifically incorporates it by reference.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Janus Investment Fund

By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date: November 25, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)
Date: November 25, 2009

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund (Principal Accounting Officer and Principal Financial Officer)
Date: November 25, 2009